                                                                   Exhibit 10(i)
================================================================================




                             AMENDED AND RESTATED
                              OPERATING AGREEMENT
                                      OF
                          PJM INTERCONNECTION, L.L.C.









                              DATED JUNE 2, 1997
        (REVISED DECEMBER 31, 1997, JANUARY 26, 1998, JANUARY 30, 1998,
       MARCH 17, 1998, MAY 15, 1998, JUNE 26, 1998, SEPTEMBER 24, 1998,
                      OCTOBER 14, 1998, OCTOBER 15, 1998)



================================================================================

                              OPERATING AGREEMENT
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
1. DEFINITIONS
     1.1 Act.............................................................. 2
     1.2 Affiliate........................................................ 2
     1.3 Agreement........................................................ 2
     1.4 Annual Meeting of the Members.................................... 2
     1.5 Board Member..................................................... 2
     1.6 Capacity Resource................................................ 2
     1.7 Control Area..................................................... 2
     1.8 Electric Distributor............................................. 3
     1.9 Effective Date................................................... 3
     1.10 Emergency....................................................... 3
     1.11 End-Use Customer................................................ 3
     1.12 FERC............................................................ 3
     1.13 Finance Committee............................................... 4
     1.14 Generation Owner................................................ 4
     1.15 Good Utility Practice........................................... 4
     1.16 Interconnection................................................. 4
     1.17 LLC............................................................. 4
     1.18 Load Serving Entity............................................. 4
     1.19 Locational Marginal Price....................................... 4
     1.20 MAAC............................................................ 4
     1.21 Market Buyer.................................................... 5
     1.22 Market Participant.............................................. 5
     1.23 Market Seller................................................... 5
     1.24 Member.......................................................... 5
     1.25 Members Committee............................................... 5
     1.26 NERC............................................................ 5
     1.27 Office of the Interconnection................................... 5
     1.28 Operating Reserve............................................... 5
     1.29 Original PJM Agreement.......................................... 5
     1.30 Other Supplier.................................................. 6
     1.31 PJM Board....................................................... 6
     1.32 PJM Control Area................................................ 6
     1.33 PJM Dispute Resolution Procedures............................... 6
     1.34 PJM Interchange Energy Market................................... 6
     1.35 PJM Manuals..................................................... 6
     1.36 PJM Tariff...................................................... 6
     1.37 Planning Period................................................. 6
     1.38 President....................................................... 6
     1.39 Related Parties................................................. 7

     1.40 Reliability Assurance Agreement................................. 7
     1.41 Sector Votes.................................................... 7
     1.42 State........................................................... 7
     1.43 System.......................................................... 7
     1.44 Transmission Facilities......................................... 7
     1.45 Transmission Owner.............................................. 7
     1.46 Transmission Owners Agreement................................... 8
     1.47 User Group...................................................... 8
     1.48 Voting Member................................................... 8
     1.49 Weighted Interest............................................... 8
2. FORMATION, NAME; PLACE OF BUSINESS..................................... 8
     2.1 Formation of LLC; Certificate of Formation....................... 8
     2.2 Name of LLC...................................................... 9
     2.3 Place of Business................................................ 9
     2.4 Registered Office and Registered Agent........................... 9
3. PURPOSES AND POWERS OF LLC............................................. 9
     3.1 Purposes......................................................... 9
     3.2 Powers...........................................................10
4. EFFECTIVE DATE AND TERMINATION.........................................10
     4.1 Effective Date and Termination...................................10
     4.2 Governing Law....................................................10
5. WORKING CAPITAL AND CAPITAL CONTRIBUTIONS..............................11
     5.1 Funding of Working Capital and Capital Contributions.............11
     5.2 Contributions to Association.....................................11
6. TAX STATUS AND DISTRIBUTIONS...........................................11
     6.1 Tax Status.......................................................11
     6.2 Return of Capital Contributions..................................12
     6.3 Liquidating Distribution.........................................12
7. PJM BOARD..............................................................12
     7.1 Composition......................................................12
     7.2 Qualifications...................................................13
     7.3 Term of Office...................................................13
     7.4 Quorum...........................................................13
     7.5 Operating and Capital Budgets....................................14
         7.5.1 Finance Committee..........................................14
         7.5.2 Adoption of Budgets........................................14
     7.6 By-laws..........................................................14
     7.7 Duties and Responsibilities of the PJM Board.....................14
8. MEMBERS COMMITTEE......................................................16
     8.1 Sectors..........................................................16
         8.1.1 Designation................................................16
         8.1.2 Related Parties............................................17
     8.2 Representatives..................................................17
         8.2.1 Appointment................................................17
         8.2.2 Regulatory Authorities.....................................17
         8.2.3 Initial Representatives....................................17
         8.2.4 Change of or Substitution for a Representative.............17

     8.3 Meetings.........................................................18
         8.3.1 Regular and Special Meetings...............................18
         8.3.2 Attendance.................................................18
         8.3.3 Quorum.....................................................18
     8.4 Manner of Acting.................................................18
     8.5 Chair and Vice Chair of the Members Committee....................19
         8.5.1 Selection and Term.........................................19
         8.5.2 Duties.....................................................19
     8.6 Other Committees.................................................19
     8.7 User Groups......................................................20
     8.8 Powers of the Members Committee..................................20
9. OFFICERS...............................................................21
     9.1 Election and Term................................................21
     9.2 President........................................................21
     9.3 Secretary........................................................21
     9.4 Treasurer........................................................22
     9.5 Renewal of Officers; Vacancies...................................22
     9.6 Compensation.....................................................22
10. OFFICE OF THE INTERCONNECTION.........................................22
         10.1 Establishment...............................................22
         10.2 Processes and Organization..................................23
         10.3 Confidential Information....................................23
         10.4 Duties and Responsibilities.................................23
11. MEMBERS...............................................................25
     11.1 Management Rights...............................................25
     11.2 Other Activities................................................25
     11.3 Member Responsibilities.........................................25
         11.3.1 General...................................................25
         11.3.2 Facilities Planning and Operation.........................26
         11.3.3 Electric Distributors.....................................27
         11.3.4 Reports to the Office of the Interconnection..............28
     11.4 Regional Transmission Expansion Planning Protocol...............28
     11.5 Member Right to Petition........................................28
     11.6 Membership Requirements.........................................29
12. TRANSFERS OF MEMBERSHIP INTEREST......................................30
13. INTERCHANGE...........................................................30
     13.1 Interchange Arrangements with Non-Members.......................30
     13.2 Energy Market...................................................30
14. METERING..............................................................30
     14.1 Installation, Maintenance and Reading of Meters.................30
     14.2 Metering Procedures.............................................30
     14.3 Integrated Megawatt-Hours.......................................31
     14.4 Meter Locations.................................................31
15. ENFORCEMENT OF OBLIGATIONS............................................31
     15.1 Failure to Meet Obligations.....................................31
         15.1.1 Termination of Market Buyer Rights........................31
         15.1.2 Termination of Market Seller Rights.......................31

         15.1.3 Payment of Bills..........................................32
     15.2 Enforcement of Obligations......................................33
     15.3 Obligations to a Member in Default..............................33
     15.4 Obligations of a Member in Default..............................33
     15.5 No Implied Waiver...............................................33
16. LIABILITY AND INDEMNITY...............................................34
     16.1 Members.........................................................34
     16.2 LLC Indemnified Parties.........................................35
     16.3 Worker' Compensation Claims.....................................36
     16.4 Limitation of Liability.........................................36
     16.5 Resolution of Disputes..........................................36
     16.6 Gross Negligence or Willful Misconduct..........................36
     16.7 Insurance.......................................................36
17. MEMBER REPRESENTATIONS, WARRANTIES AND COVENANTS......................37
     17.1 Representations and Warranties..................................37
         17.1.1 Organization and Existence................................37
         17.1.2 Power and Authority.......................................37
         17.1.3 Authorization and Enforceability..........................37
         17.1.4 No Government Consents....................................37
         17.1.5 No Conflict or Breach.....................................37
         17.1.6 No Proceedings............................................38
     17.2 Municipal Electric Systems......................................38
     17.3 Survival........................................................38
18. MISCELLANEOUS PROVISIONS..............................................38
     18.1 [Reserved]......................................................38
     18.2 Fiscal and Taxable Year.........................................38
     18.3 Reports.........................................................38
     18.4 Bank Accounts; Checks, Notes and Drafts.........................39
     18.5 Books and Records...............................................39
     18.6 Amendment.......................................................40
     18.7 Interpretation..................................................40
     18.8 Severability....................................................40
     18.9 Force Majeure...................................................41
     18.10 Further Assurances.............................................41
     18.11 Seal...........................................................41
     18.12 Counterparts...................................................41
     18.13 Costs of Meetings..............................................41
     18.14 Notice.........................................................42
     18.15 Headings.......................................................42
     18.16 No Third-Party Beneficiaries...................................42
     18.17 Confidentiality................................................42
         18.17.1 Party Access.............................................42
         18.17.2 Required Disclosure......................................43
     18.18 Termination and Withdrawal.....................................43
     18.18.1 Termination..................................................43
     18.18.2 Withdrawal...................................................43
     18.18.3 Winding Up...................................................44

SCHEDULE 1 - PJM INTERCHANGE ENERGY MARKET................................ 1
1. MARKET OPERATIONS...................................................... 1
     1.1 Introduction..................................................... 1
     1.2 Cost-based Offers................................................ 1
     1.3 Definitions...................................................... 1
         1.3.1 Dispatch Rate.............................................. 1
         1.3.2 Equivalent Load............................................ 1
         1.3.3 External Market Buyer...................................... 1
         1.3.4 External Resource.......................................... 2
         1.3.5 Fixed Transmission Right................................... 2
         1.3.6 Generating Market Buyer.................................... 2
         1.3.7 Generator Forced Outage.................................... 2
         1.3.8 Generator Maintenance Outage............................... 2
         1.3.9 Generator Planned Outage................................... 2
         1.3.10 Internal Market Buyer..................................... 2
         1.3.11 Inadvertent Interchange................................... 2
         1.3.12 Market Operations Center.................................. 3
         1.3.13 Maximum Generation Emergency.............................. 3
         1.3.14 Minimum Generation Emergency.............................. 3
         1.3.14a NERC Interchange Distribution Calculator................. 3
         1.3.15 Network Resource.......................................... 3
         1.3.16 Network Service User...................................... 3
         1.3.17 Network Transmission Service.............................. 3
         1.3.18 Normal Maximum Generation................................. 3
         1.3.19 Normal Minimum Generation................................. 3
         1.3.20 Offer Data................................................ 3
         1.3.21 Office of the Interconnection Control Center.............. 4
         1.3.22 Operating Day............................................. 4
         1.3.23 Operating Margin.......................................... 4
         1.3.24 Operating Margin Customer................................. 4
         1.3.25 PJM Interchange........................................... 4
         1.3.26 PJM Interchange Export.................................... 4
         1.3.27 PJM Interchange Import.................................... 5
         1.3.28 PJM Open Access Same-time Information System.............. 5
         1.3.29 Point-to-Point Transmission Service....................... 5
         1.3.30 Ramping Capability........................................ 5
         1.3.31 Regulation................................................ 5
         1.3.32 Regulation Class.......................................... 5
         1.3.32a Spot Market Backup....................................... 5
         1.3.33 Spot Market Energy........................................ 5
         1.3.34 Transmission Congestion Charge............................ 5
         1.3.35 Transmission Congestion Credit............................ 6
         1.3.36 Transmission Customer..................................... 6
         1.3.37 Transmission Forced Outage................................ 6
         1.3.37a Transmission Loading Relief.............................. 6
         1.3.37b Transmission Loading Relief Customer..................... 6
         1.3.38 Transmission Planned Outage............................... 6
     1.4 Market Buyers.................................................... 6
         1.4.1 Qualification.............................................. 6
         1.4.2 Submission of Information.................................. 7

                                      iv
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         1.4.3 Fees and Costs............................................. 7
         1.4.4 Office of the Interconnection Determination................ 8
         1.4.5 Existing Participants...................................... 8
         1.4.6 Withdrawal................................................. 8
     1.5 Market Sellers................................................... 9
         1.5.1 Qualification.............................................. 9
         1.5.2 Withdrawal................................................. 9
     1.6 Office of the Interconnection.................................... 9
         1.6.1 Operation of the PJM Interchange Energy Market............. 9
         1.6.2 Scope of Services.......................................... 9
         1.6.3 Records and Reports........................................10
         1.6.4 PJM Manuals................................................11
     1.7 General..........................................................11
         1.7.1 Market Sellers.............................................11
         1.7.2 Market Buyers..............................................11
         1.7.3 Agents.....................................................11
         1.7.4 General Obligations of the Market Participants.............11
         1.7.5 Market Operations Center...................................13
         1.7.6 Scheduling and Dispatching.................................13
         1.7.7 Pricing....................................................13
         1.7.8 Generating Market Buyer Resources..........................13
         1.7.9 Delivery to an External Market Buyer.......................13
         1.7.10 Other Transactions........................................14
         1.7.11 Emergencies...............................................14
         1.7.12 Fees and Charges..........................................14
         1.7.13 Relationship to PJM Control Area..........................14
         1.7.14 PJM Manuals...............................................15
         1.7.15 Corrective Action.........................................15
         1.7.16 Recording.................................................15
         1.7.17 Operating Reserves........................................15
         1.7.18 Regulation................................................15
         1.7.19 Ramping...................................................16
         1.7.20 Communication and Operating Requirements..................16
         1.7.21 Multi-settlement System...................................17
     1.8 Selection, Scheduling and Dispatch Procedure Adjustment Process..17
         1.8.1 PJM Dispute Resolution Agreement...........................17
         1.8.2 Market or Control Area Hourly Operational Disputes.........17
     1.9 Prescheduling....................................................18
         1.9.1 Outage Scheduling..........................................18
         1.9.2 Planned Outages............................................18
         1.9.3 Generator Maintenance Outages..............................19
         1.9.4 Forced Outages.............................................19
         1.9.5 Market Participant Responsibilities........................20
         1.9.6 Internal Market Buyer Responsibilities.....................20
         1.9.7 Market Seller Responsibilities.............................20
         1.9.8 Office of the Interconnection Responsibilities.............20
     1.10 Scheduling......................................................21

         1.10.1 Day-Ahead Scheduling......................................21
         1.10.2 Pool-Scheduled Resources..................................23
         1.10.3 Self-scheduled Resources..................................24
         1.10.4 Capacity Resources........................................24
         1.10.5 External Resources........................................25
         1.10.6 External Market Buyers....................................26
         1.10.6A Transmission Loading Relief Customers....................26
         1.10.7 Bilateral Transactions....................................26
         1.10.8 Office of the Interconnection Responsibilities............27
         1.10.9 Hourly Scheduling.........................................27
     1.11 Dispatch........................................................28
         1.11.1 Resource Output...........................................28
         1.11.2 Operating Basis...........................................28
         1.11.3 Pool-dispatched Resources.................................29
         1.11.3a Maximum Generation Emergency.............................29
         1.11.4 Regulation................................................29
         1.11.5 PJM Open Access Same-time Information System..............29
2. CALCULATION OF LOCATIONAL MARGINAL PRICES..............................30
     2.1 Introduction.....................................................30
     2.2 General..........................................................30
     2.3 Determination of System Conditions Using the State Estimator.....31
     2.4 Determination of Energy Offers Used in Calculating Locational
         Marginal Prices..................................................31
     2.5 Calculation of Locational Marginal Prices........................32
     2.6 Performance Evaluation...........................................32
3. ACCOUNTING AND BILLING.................................................33
     3.1 Introduction.....................................................33
     3.2 Market Buyers....................................................33
         3.2.1 Spot Market Energy.........................................33
         3.2.2 Regulation.................................................34
         3.2.3 Operating Reserves.........................................35
         3.2.4 Transmission Congestion....................................35
         3.2.5 Transmission Losses........................................35
         3.2.6 Emergency Energy...........................................36
         3.2.7 Billing....................................................36
     3.3 Market Sellers...................................................36
         3.3.1 Spot Market Energy.........................................37
         3.3.2 Regulation.................................................37
         3.3.3 Operating Reserves.........................................37
         3.3.4 Emergency Energy...........................................37
         3.3.5 Billing....................................................38
     3.4 Transmission Customers...........................................38
         3.4.1 Transmission Congestion....................................38
         3.4.2 Transmission Losses........................................38
         3.4.3 Billing....................................................38
     3.5 Other Control Areas..............................................39
         3.5.1 Energy Sales...............................................39
         3.5.2 Operating Margin Sales.....................................39
         3.5.3 Transmission Congestion....................................39
         3.5.4 Billing....................................................39

     3.6 Metering Reconciliation..........................................39
         3.6.1 Meter Correction Billing...................................39
         3.6.2 Meter Corrections Between Market Participants..............40
         3.6.3 500 kV Meter Errors........................................40
         3.6.4 Meter Corrections Between Control Areas....................40
         3.6.5 Meter Correction Data......................................40
         3.6.6 Correction Limits..........................................40
4. RATE TABLE.............................................................41
     4.1 Offered Price Rates..............................................41
     4.2 Transmission Losses..............................................41
     4.3 Emergency Energy Purchases.......................................41
5. CALCULATION OF TRANSMISSION CONGESTION CHARGES AND CREDITS ............42
     5.1 Transmission Congestion Charge Calculation.......................42
         5.1.1 Calculation by Office of the Interconnection...............42
         5.1.2 General....................................................42
         5.1.3 Network Service User Calculation...........................42
         5.1.4 Transmission Customer Calculation..........................42
         5.1.5 Operating Margin Customer Calculation......................42
         5.1.6 Transmission Loading Relief Customer Calculation...........43
         5.1.7 Total Transmission Congestion Charges......................43
     5.2 Transmission Congestion Credit Calculation.......................43
         5.2.1 Eligibility................................................43
         5.2.2 Fixed Transmission Rights..................................43
         5.2.3 Target Allocation for Network Service Users................44
         5.2.4 Target Allocation for other Holders........................44
         5.2.5 Calculation of Transmission Congestion Credits.............44
         5.2.6 Distribution of Excess Congestion Charges..................44
     5.3 Unscheduled Transmission Service (Loop Flow).....................44a
SCHEDULE 2 - COMPONENTS OF COST........................................... 1
SCHEDULE 2A - EXPLANATION OF THE TREATMENT OF THE COSTS OF EMISSIONS
              ALLOWANCES.................................................. 1
SCHEDULE 3 - ALLOCATION OF THE COST AND EXPENSES OF THE OFFICE OF THE
             INTERCONNECTION.............................................. 1
SCHEDULE 4 - STANDARD FORM OF AGREEMENT TO BECOME A MEMBER OF THE LLC..... 1
SCHEDULE 5 - PJM DISPUTE RESOLUTION PROCEDURES............................ 1
1. DEFINITIONS............................................................ 1
     1.1 Alternate Dispute Resolution Committee........................... 1
     1.2 MAAC Dispute Resolution Committee................................ 1
     1.3 Related PJM Agreements........................................... 1
2. PURPOSES AND OBJECTIVES................................................ 1
     2.1 Common and Uniform Procedures.................................... 1
     2.2 Interpretation................................................... 1
3. NEGOTIATION AND MEDIATION.............................................. 2
     3.1 When Required.................................................... 2
     3.2 Procedures....................................................... 2
         3.2.1 Initiation................................................. 2
         3.2.2 Selection of Mediator...................................... 2
         3.2.3 Advisory Mediator.......................................... 2
         3.2.4 Mediation Process.......................................... 3
         3.2.5 Mediator's Assessment...................................... 3
     3.3 Costs............................................................ 4

4. ARBITRATION............................................................ 4
     4.1 When Required.................................................... 4
     4.2 Binding Decision................................................. 4
     4.3 Initiation....................................................... 4
     4.4 Selection of Arbitrator(s)....................................... 4
     4.5 Procedures....................................................... 5
     4.6 Summary Disposition and Interim Measures......................... 5
         4.6.1 Lack of Good Faith Basis................................... 5
         4.6.2 Discovery Limits........................................... 5
         4.6.3 Interim Decision........................................... 5
     4.7 Discovery of Facts............................................... 6
         4.7.1 Discovery Procedures....................................... 6
         4.7.2 Procedures Arbitrator...................................... 6
     4.8 Evidentiary Hearing.............................................. 6
     4.9 Confidentiality.................................................. 7
         4.9.1 Designation................................................ 7
         4.9.2 Compulsory Disclosure...................................... 7
         4.9.3 Public Information......................................... 7
     4.10 Timetable....................................................... 8
     4.11 Advisory Interpretations........................................ 8
     4.12 Decisions....................................................... 8
     4.13 Costs........................................................... 8
     4.14 Enforcement..................................................... 9
5. ALTERNATE DISPUTE RESOLUTION COMMITTEE................................. 9
     5.1 Membership....................................................... 9
         5.1.1 Representatives............................................ 9
         5.1.2 Term....................................................... 9
     5.2 Voting Requirements.............................................. 9
     5.3 Officers......................................................... 9
     5.4 Meetings.........................................................10
     5.5 Responsibilities.................................................10
SCHEDULE 6 - REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL ........... 1
1. REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL...................... 1
     1.1 Purpose and Objectives........................................... 1
     1.2 Conformity with NERC and MAAC Criteria........................... 1
     1.3 Establishment of Committees...................................... 1
     1.4 Contents of the Regional Transmission Expansion Plan............. 2
     1.5 Procedure for Development of the Regional Transmission Expansion
         Plan............................................................. 2
         1.5.1 Commencement of the Process................................ 2
         1.5.2 Development of Scope, Assumptions and Procedures........... 3
         1.5.3 Scope of Studies........................................... 3
         1.5.4 Supply of Data............................................. 3
         1.5.5 Coordination of the Regional Transmission Expansion Plan... 3
         1.5.6 Development of the Recommended Regional Transmission
               Expansion Plan............................................. 3
     1.6 Approval of the Final Regional Transmission Expansion Plan....... 4
     1.7 Obligation to Build.............................................. 5
     1.8 Relationship to the PJM Control Area Open Access Transmission PJM
         Tariff........................................................... 5

SCHEDULE 7 - UNDERFREQUENCY RELAY OBLIGATIONS AND CHARGES ................ 1
1. UNDERFREQUENCY RELAY OBLIGATION........................................ 1
     1.1 Application...................................................... 1
     1.2 Obligations...................................................... 1
2. UNDERFREQUENCY RELAY CHARGES........................................... 1
3. DISTRIBUTION OF UNDERFREQUENCY RELAY CHARGES........................... 2
     3.1 Share of Charges................................................. 2
     3.2 Allocation by the Office of the Interconnection.................. 2
SCHEDULE 8 -DELEGATION OF RELIABILITY RESPONSIBILITIES.................... 1
1. DELEGATION............................................................. 1
2. NEW PARTIES............................................................ 1
3. IMPLEMENTATION OF RELIABILITY ASSURANCE AGREEMENT...................... 1
SCHEDULE 9 - EMERGENCY PROCEDURE CHARGES.................................. 1
1. EMERGENCY PROCEDURE CHARGE............................................. 1
2. DISTRIBUTION OF EMERGENCY PROCEDURE CHARGES............................ 1
     2.1 Complying Parties................................................ 1
     2.2 All Parties...................................................... 1
SCHEDULE 10 - ACCOUNTING FOR UNSCHEDULED TRANSMISSION
SERVICE COMPENSATION...................................................... 1

                             AMENDED AND RESTATED
                              OPERATING AGREEMENT
                                      OF
                          PJM INTERCONNECTION, L.L.C.

     This Amended and Restated Operating Agreement of PJM Interconnection, L.L.C., dated as of this 2nd day of June, 1997, amends and restates as of the Effective Date the Operating Agreement of PJM Interconnection, L.L.C. filed with the FERC on April 2, 1997, as amended.

     WHEREAS, certain of the Members have previously entered into an agreement, originally dated September 26, 1956, as amended and supplemented up to and including December 31, 1996, stating "their respective rights and obligations with respect to the coordinated operation of their electric supply systems and the interchange of electric capacity and energy among their systems" (such agreement as amended and supplemented being referred to as the "Original PJM Agreement"), and which coordinated operations and interchange came to be known as the PJM Interconnection (the "Interconnection"); and

     WHEREAS, pursuant to a resolution of June 16, 1993, an unincorporated association comprised of the parties to the Original PJM Agreement was formed for the purpose of implementation of the Original PJM Agreement as it then existed and as it subsequently has been amended and supplemented, such association being known as the "PJM Interconnection Association"; and

     WHEREAS, because of changes in federal law and policy, the Original PJM Agreement, together with other documents and agreements, was amended, restated and submitted to FERC on December 31, 1996 to restructure fundamental aspects of the operation of the Interconnection; and

     WHEREAS, so that the provisions of the Original PJM Agreement could be placed into effect consistent with a February 28, 1997 order of FERC, including those provisions related to the governance of the Interconnection, the parties to the Original PJM Agreement, along with the other interested parties, approved the conversion of the PJM Interconnection Association into the LLC pursuant to the provisions of the Delaware Limited Liability Company Act, as amended (the "Delaware LLC Act"), pursuant to a Certificate of Formation (the "Certificate of Formation") and a Certificate of Conversion (the "Certificate of Conversion"), each filed with the Delaware Secretary of State (the "Recording Office") on March 31, 1997; and

     WHEREAS, the Members wish to amend and restate the Operating Agreement of PJM Interconnection, L.L.C. adopted in connection with the formation of the LLC and as in effect immediately prior to the Effective Date in the form set forth below; and

     WHEREAS, the Members intend to form an Independent System Operator in accordance with the regulations of the Federal Energy Regulatory Commission; and

     Now, therefore, in consideration of the foregoing, and of the covenants and agreements hereinafter set forth, the Members hereby agree as follows:

                                  DEFINITIONS
     Unless the context otherwise specifies or requires, capitalized terms used in this Agreement shall have the respective meanings assigned herein or in the Schedules hereto for all purposes of this Agreement (such definitions to be equally applicable to both the singular and the plural forms of the terms defined). Unless otherwise specified, all references herein to Sections, Schedules, Exhibits or Appendices are to Sections, Schedules, Exhibits or Appendices of this Agreement. As used in this Agreement:

     1.1 ACT.

     "Act" shall mean the Delaware Limited Liability Company Act, Title 6, (SS) 18-101 to 18-1109 of the Delaware Code.

     1.2 AFFILIATE.

     "Affiliate" shall mean any two or more entities, one of which controls the other or that are under common control. "Control" shall mean the possession, directly or indirectly, of the power to direct the management or policies of an entity. Ownership of publicly-traded equity securities of another entity shall not result in control or affiliation for purposes of this Agreement if the securities are held as an investment, the holder owns (in its name or via intermediaries) less than 10 percent of the outstanding securities of the entity, the holder does not have representation on the entity's board of directors (or equivalent managing entity) or vice versa, and the holder does not in fact exercise influence over day-to-day management decisions. Unless the contrary is demonstrated to the satisfaction of the Members Committee, control shall be presumed to arise from the ownership of or the power to vote, directly or indirectly, ten percent or more of the voting securities of such entity.

     1.3 AGREEMENT.

     "Agreement" shall mean this Amended and Restated Operating Agreement of PJM Interconnection, L.L.C., including all Schedules, Exhibits, Appendices, addenda or supplements hereto, as amended from time to time.

     1.4 ANNUAL MEETING OF THE MEMBERS.

     "Annual Meeting of the Members" shall mean the meeting specified in Section
8.3.1 of this Agreement.

     1.5 BOARD MEMBER.

     "Board Member" shall mean a member of the PJM Board.

     1.6 CAPACITY RESOURCE.

     "Capacity Resource" shall mean the net capacity from owned or contracted for generating facilities all of which (i) are accredited to a Load Serving Entity pursuant to the procedures set forth in the Reliability Assurance Agreement and (ii) are committed to satisfy that Load Serving Entity's obligations under the Reliability Assurance Agreement and this Agreement.

     1.7 CONTROL AREA.

     "Control Area" shall mean an electric power system or combination of electric power systems bounded by interconnection metering and telemetry to which a common automatic generation control scheme is applied in order to:

     (a) match the power output of the generators within the electric power system(s) and energy purchased from entities outside the electric power system(s), with the load within the electric power system(s);

     (b) maintain scheduled interchange with other Control Areas, within the limits of Good Utility Practice;

     (c) maintain the frequency of the electric power system(s) within reasonable limits in accordance with Good Utility Practice and the criteria of NERC and the applicable regional reliability council of NERC;

     (d) maintain power flows on transmission facilities within appropriate limits to preserve reliability; and

     (e) provide sufficient generating capacity to maintain operating reserves in accordance with Good Utility Practice.

     1.8 ELECTRIC DISTRIBUTOR.

     "Electric Distributor" shall mean a Member that owns or leases with rights equivalent to ownership electric distribution facilities that are used to provide electric distribution service to electric load within the PJM Control Area.

     1.9 EFFECTIVE DATE.

     "Effective Date" shall mean August 1, 1997, or such later date that FERC permits this Agreement to go into effect.

     1.10 EMERGENCY.

     "Emergency" shall mean: (i) an abnormal system condition requiring manual or automatic action to maintain system frequency, or to prevent loss of firm load, equipment damage, or tripping of system elements that could adversely affect the reliability of an electric system or the safety of persons or property; or (ii) a fuel shortage requiring departure from normal operating procedures in order to minimize the use of such scarce fuel; or (iii) a condition that requires implementation of emergency procedures as defined in the PJM Manuals.

     1.11 END-USE CUSTOMER.
     "End-Use Customer" shall mean a Member that is a retail end-user of electricity within the PJM Control Area.

     1.12 FERC.

     "FERC" shall mean the Federal Energy Regulatory Commission or any successor federal agency, commission or department exercising jurisdiction over this Agreement.

     1.13 FINANCE COMMITTEE.

     "Finance Committee" shall mean the body formed pursuant to Section 7.5.1 of this Agreement.

     1.14 GENERATION OWNER.

     "Generation Owner" shall mean a Member that owns or leases with rights equivalent to ownership facilities for the generation of electric energy that are located within the PJM Control Area. Purchasing all or a portion of the output of a generation facility shall not be sufficient to qualify a Member as a Generation Owner.

     1.15 GOOD UTILITY PRACTICE.

     "Good Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather is intended to include acceptable practices, methods, or acts generally accepted in the region.

     1.16 INTERCONNECTION.

     "Interconnection" shall mean the coordinated operations and interchange resulting from the Original PJM Agreement as continued in this Agreement.

     1.17 LLC.

     "LLC" shall mean PJM Interconnection, L.L.C., a Delaware limited liability company.

     1.18 LOAD SERVING ENTITY.

     "Load Serving Entity" shall mean an entity, including a load aggregator or power marketer, (1) serving end-users within the PJM Control Area, and (2) that has been granted the authority or has an obligation pursuant to state or local law, regulation or franchise to sell electric energy to end-users located within the PJM Control Area, or the duly designated agent of such an entity .

     1.19 LOCATIONAL MARGINAL PRICE.

     "Locational Marginal Price" shall mean the hourly integrated market clearing marginal price for energy at the location the energy is delivered or received, calculated as specified in Section 2 of Schedule 1 of this Agreement.

     1.20 MAAC.

     "MAAC" shall mean the Mid-Atlantic Area Council, a reliability council under (S) 202 of the Federal Power Act established pursuant to the MAAC Agreement dated August 1, 1994, or any successor thereto.

     1.21 MARKET BUYER.

     "Market Buyer" shall mean a Member that has met reasonable creditworthiness standards established by the Office of the Interconnection and that is otherwise able to make purchases in the PJM Interchange Energy Market or PJM Capacity Credit Market.

     1.22 MARKET PARTICIPANT.

     "Market Participant" shall mean a Market Buyer or a Market Seller, or both.

     1.23 MARKET SELLER.

     "Market Seller" shall mean a Member that has met reasonable creditworthiness standards established by the Office of the Interconnection and that is otherwise able to make sales in the PJM Interchange Energy Market or PJM Capacity Credit Market.

     1.24 MEMBER.

     "Member" shall mean an entity that satisfies the requirements of Section
11.6 of this Agreement and that (i) is a member of the LLC immediately prior to the Effective Date, or (ii) has executed an Additional Member Agreement in the form set forth in Schedule 4 hereof.

     1.25 MEMBERS COMMITTEE.

     "Members Committee" shall mean the committee specified in Section 8 of this Agreement composed of representatives of all the Members.

     1.26 NERC.

     "NERC" shall mean the North American Electric Reliability Council, or any successor thereto.

     1.27 OFFICE OF THE INTERCONNECTION.

     "Office of the Interconnection" shall mean the employees and agents of the LLC engaged in implementation of this Agreement and administration of the PJM Tariff, subject to the supervision and oversight of the PJM Board acting pursuant to this Agreement.

     1.28 OPERATING RESERVE.

     "Operating Reserve" shall mean the amount of generating capacity scheduled to be available for a specified period of an Operating Day to ensure the reliable operation of the PJM Control Area, as specified in the PJM Manuals.

     1.29 ORIGINAL PJM AGREEMENT.

     "Original PJM Agreement" shall mean that certain agreement between certain of the Members, originally dated September 26, 1956, and as amended and supplemented up to and including December 31, 1996, relating to the coordinated operation of their electric supply systems and the interchange of electric capacity and energy among their systems.

     1.30 OTHER SUPPLIER.

     "Other Supplier" shall mean a Member that is (i) a seller, buyer or transmitter of electric capacity or energy in, from or through the PJM Control Area, and (ii) is not a Generation Owner, Electric Distributor, Transmission Owner or End-Use Customer.

     1.31 PJM BOARD.

     "PJM Board" shall mean the Board of Managers of the LLC, acting pursuant to this Agreement.

     1.32 PJM CONTROL AREA.

     "PJM Control Area" shall mean the Control Area recognized by NERC as the PJM Control Area.

     1.33 PJM DISPUTE RESOLUTION PROCEDURES

     "PJM Dispute Resolution Procedures" shall mean the procedures for the resolution of disputes set forth in Schedule 5 of this Agreement.

     1.34 PJM INTERCHANGE ENERGY MARKET.

     "PJM Interchange Energy Market" shall mean the regional competitive market administered by the Office of the Interconnection for the purchase and sale of spot electric energy at wholesale in interstate commerce and related services established pursuant to Schedule 1 to this Agreement.

     1.35 PJM MANUALS.

     "PJM Manuals" shall mean the instructions, rules, procedures and guidelines established by the Office of the Interconnection for the operation, planning, and accounting requirements of the PJM Control Area and the PJM Interchange Energy Market.

     1.36 PJM TARIFF.

     "PJM Tariff" shall mean the PJM Open Access Transmission Tariff providing transmission service within the PJM Control Area, including any schedules, appendices, or exhibits attached thereto, as in effect from time to time.

     1.37 PLANNING PERIOD.

     "Planning Period" shall initially mean the 12 months beginning June 1 and extending through May 31 of the following year, or such other period established by the Reliability Committee established under the Reliability Assurance Agreement.

     1.38 PRESIDENT.

     "President" shall have the meaning specified in Section 9.2.

     1.39 RELATED PARTIES.

     "Related Parties" shall mean, solely for purposes of the governance provisions of this Agreement: (i) any generation and transmission cooperative and one of its distribution cooperative members; and (ii) any joint municipal agency and one of its members. For purposes of this Agreement, representatives of state or federal government agencies shall not be deemed Related Parties with respect to each other, and a public body's regulatory authority, if any, over a Member shall not be deemed to make it a Related Party with respect to that Member.

     1.40 RELIABILITY ASSURANCE AGREEMENT.

     "Reliability Assurance Agreement" shall mean that certain agreement, dated June 2, 1997 and as amended from time to time, establishing obligations, standards and procedures for maintaining the reliable operation of the PJM Control Area.

     1.41 SECTOR VOTES.

     "Sector Votes" shall mean the affirmative and negative votes of each sector on the Members Committee, as specified in Section 8.4.

     1.42 STATE.

     "State" shall mean the District of Columbia and any State or Commonwealth of the United States.

     1.43 SYSTEM.

     "System" shall mean the interconnected electric supply system of a Member and its interconnected subsidiaries exclusive of facilities which it may own or control outside of the PJM Control Area. Each Member may include in its system the electric supply systems of any party or parties other than Members which are within the PJM Control Area, provided its interconnection agreements with such other party or parties do not conflict with such inclusion.

     1.44 TRANSMISSION FACILITIES.

     "Transmission Facilities" shall mean facilities that: (i) are within the PJM Control Area; (ii) meet the definition of transmission facilities pursuant to FERC's Uniform System of Accounts or have been classified as transmission facilities in a ruling by FERC addressing such facilities; and (iii) have been demonstrated to the satisfaction of the Office of the Interconnection to be integrated with the PJM Control Area transmission system and integrated into the planning and operation of the PJM Control Area to serve all of the power and transmission customers within the PJM Control Area.

     1.45 TRANSMISSION OWNER.

     "Transmission Owner" shall mean a Member that owns or leases with rights equivalent to ownership Transmission Facilities. Taking transmission service shall not be sufficient to qualify a Member as a Transmission Owner.

     1.46 TRANSMISSION OWNERS AGREEMENT.

     "Transmission Owners Agreement" shall mean that certain agreement, dated June 2, 1997 and as amended from time to time, by and among Transmission Owners in the PJM Control Area providing for an open-access transmission tariff in the PJM Control Area, and for other purposes.

     1.47 USER GROUP.

     "User Group" shall mean a group formed pursuant to Section 8.7 of this Agreement.

     1.48 VOTING MEMBER

     "Voting Member" shall mean (i) a Member as to which no other Member is an Affiliate or Related Party, or (ii) a Member together with any other Members as to which it is an Affiliate or Related Party.

     1.49 WEIGHTED INTEREST.

     "Weighted Interest" shall be equal to (0.1(1/N) + 0.5(B/C) + 0.2(D/E) + 0.2(F/G)), where:
            N = the total number of Members
            B = the Member's internal peak demand for the previous calendar year C = the sum of factor B for all Members
            D = the Member's net installed generating capacity located in the
                PJM Control Area as of January 1 of the current calendar year
            E = the sum of factor D for all Members
            F = the sum of the Member's circuit miles of transmission
                facilities multiplied by the respective operating voltage for facilities 100 kV and above as of January 1 of the current calendar year
            G = the sum of factor F for all Members

                     2. FORMATION, NAME; PLACE OF BUSINESS

     2.1 FORMATION OF LLC; CERTIFICATE OF FORMATION.

     The Members of the LLC hereby:

     (a) acknowledge the conversion of the PJM Interconnection Association into the LLC, a limited liability company pursuant to the Act, by virtue of the filing of both the Certificate of Formation and the Certificate of Conversion with the Recording Office, effective as of March 31, 1997;

     (b) confirm and agree to their status as Members of the LLC;

     (c) enter into this Agreement for the purpose of amending and restating the rights, duties, and relationship of the Members; and

     (d) agree that if the laws of any jurisdiction in which the LLC transacts business so require, the PJM Board also shall file, with the appropriate office in that jurisdiction, any documents necessary for the LLC to qualify to transact business under such laws; and (ii) agree and obligate themselves to execute, acknowledge, and cause to be filed for record, in the place or places and manner prescribed by law, any amendments to the Certificate of Formation as may be required, either by the Act, by the laws of any jurisdiction in which the LLC transacts business, or by this Agreement, to reflect changes in the information contained therein or otherwise to comply with the requirements of law for the continuation, preservation, and operation of the LLC as a limited liability company under the Act.

     2.2 NAME OF LLC.

     The name under which the LLC shall conduct its business is "PJM Interconnection, L.L.C."

     2.3 PLACE OF BUSINESS.

     The location of the principal place of business of the LLC shall be 955 Jefferson Avenue, Valley Forge Corporate Center, Norristown, Pennsylvania 19403-2497. The LLC may also have offices at such other places both within and without the State of Delaware as the PJM Board may from time to time determine or the business of the LLC may require.

     2.4 REGISTERED OFFICE AND REGISTERED AGENT.

     The street address of the initial registered office of the LLC shall be 1209 Orange Street, Wilmington, Delaware 19801, and the LLC's registered agent at such address shall be The Corporation Trust Company. The registered office and registered agent may be changed by resolution of the PJM Board.

                         3. PURPOSES AND POWERS OF LLC

     3.1 PURPOSES.

     The purposes of the LLC shall be:

     (a) to operate in accordance with FERC requirements as an Independent System Operator, comprised of the PJM Board, the Office of the Interconnection, and the Members Committee, with the authorities and responsibilities set forth in this Agreement;

     (b) as necessary for the operation of the Interconnection as specified above: (i) to acquire and obtain licenses, permits and approvals, (ii) to own or lease property, equipment and facilities, and (iii) to contract with third parties to obtain goods and services, provided that, the L.L.C. may procure goods and services from a Member only after open and competitive bidding; and

     (c) to engage in any lawful business permitted by the Act or the laws of any jurisdiction in which the LLC may do business and to enter into any lawful transaction and engage in any lawful activities in furtherance of the foregoing purposes and as may be necessary, incidental or convenient to carry out the business of the LLC as contemplated by this Agreement.

     3.2 POWERS.

     The LLC shall have the power to do any and all acts and things necessary, appropriate, advisable, or convenient for the furtherance and accomplishment of the purposes of the LLC, including, without limitation, to engage in any kind of activity and to enter into and perform obligations of any kind necessary to or in connection with, or incidental to, the accomplishment of the purposes of the LLC, so long as said activities and obligations may be lawfully engaged in or performed by a limited liability company under the Act.

                       4. EFFECTIVE DATE AND TERMINATION

     4.1 EFFECTIVE DATE AND TERMINATION.

     (a) The existence of the LLC commenced on March 31, 1997, as provided in the Certificate of Formation and Certificate of Conversion which were filed with the Recording Office on March 31, 1997. This Agreement shall amend and restate the Operating Agreement of PJM Interconnection, L.L.C. as of the Effective Date.

     (b) The LLC shall continue in existence until terminated in accordance with the terms of this Agreement. The withdrawal or termination of any Member is subject to the provisions of Section 18.18 of this Agreement.

     (c) Any termination of this Agreement or withdrawal of any Member from the Agreement shall be filed with the FERC and shall become effective only upon the FERC's approval.

     GOVERNING LAW.

     This Agreement and all questions with respect to the rights and obligations of the Members, the construction, enforcement and interpretation hereof, and the formation, administration and termination of the LLC shall be governed by the provisions of the Act and other applicable laws of the State of Delaware, and the Federal Power Act.

                 5. WORKING CAPITAL AND CAPITAL CONTRIBUTIONS

     5.1 FUNDING OF WORKING CAPITAL AND CAPITAL CONTRIBUTIONS.

     (a) The Office of the Interconnection shall attempt to obtain financing of up to twenty-five percent (25%) of the approved annual operating budget of the LLC adopted by the PJM Board pursuant to (S) 7.5.2 of this Agreement to meet the working capital needs of the LLC, which shall be limited to such working capital needs that arise from timing in cash flows from interchange accounting, tariff administration and payment of the operating costs of the Office of the Interconnection. Such financing, which shall be non-recourse to the Members of the LLC and which shall be for a stated term without penalty for prepayment, may be obtained by borrowing the amount required at market-based interest rates, negotiated on an arm's length basis, (i) from a Member or Members or (ii) from a commercial lender, supported, if necessary, by credit enhancements provided by a Member or Members; provided, however, no Member shall be obligated to provide such financing or credit enhancements. The LLC shall make such filings and seek such approvals as necessary in order for the principal, interest and fees related to any such borrowing to be repaid through charges under the PJM Tariff as appropriate under Schedule 3 of this Agreement.

     (b) In the event financing of the working capital needs of the Office of the Interconnection is unavailable on commercially reasonable terms, the PJM Board may require the Members to contribute capital in the aggregate up to five million two hundred thousand dollars ($5,200,000) for the working capital needs that could not be financed; provided that in such event each Member's obligation to contribute additional capital shall be in proportion to its Weighted Interest, multiplied by the amount so requested by the PJM Board. Each Member that contributes such capital shall be entitled to earn a return on the contribution to the extent such contribution has not been repaid, which return shall be at a fair market rate as determined by the PJM Board but in no event less than the current interest rate established pursuant to 18 C.F.R. (S) 35.19a(a)(2)(iii); provided further, that any Member not wanting to contribute the requested capital contribution may withdraw from the LLC upon 90 days written notice as provided in Section 18.18.2 of this Agreement.

     5.2 CONTRIBUTIONS TO ASSOCIATION.

     All contributions prior to the Effective Date of the original Operating Agreement of PJM Interconnection, L.L.C. of cash or other assets to the PJM Interconnection Association by persons who are now or in the future may become Members of the LLC shall be deemed contributions by such Members to the LLC.

                        6. TAX STATUS AND DISTRIBUTIONS

     6.1 TAX STATUS.

     The LLC shall make all necessary filings under the applicable Treasury Regulations to have the LLC taxed as a corporation.

     6.2 RETURN OF CAPITAL CONTRIBUTIONS.

     (a) In the event Members are required to contribute capital to the LLC in accordance with Section 5.1 herein, the LLC shall request the Transmission Owners to recover such working capital through charges under the PJM Tariff as provided in Schedule 3 of this Agreement. In the event all or a portion of the working capital is recovered pursuant to the PJM Tariff, such amount(s) shall be returned to the Members in accordance with their actual contributions.

     (b) Except for return of capital contributions and liquidating distributions as provided in the foregoing section and Section 6.3 herein, respectively, the LLC does not intend to make any distributions of cash or other assets to its Members.

     6.3 LIQUIDATING DISTRIBUTION.

     Upon termination or liquidation of the LLC, the cash or other assets of the LLC shall be distributed as follows:

     (a) first, in the event the LLC has any liabilities at the time of its termination or dissolution, the LLC shall liquidate such of its assets as is necessary to satisfy such liabilities;

     (b) second, any capital contribution in cash or in kind by any Member of the PJM Interconnection Association prior to the Effective Date shall be distributed by the LLC back to such Member in the form received by the PJM Interconnection Association; and

     (c) third, any remaining assets of the LLC shall be distributed to the Members in proportion to their Weighted Interests.

                                 7. PJM BOARD

     7.1 COMPOSITION.

     There shall be an LLC Board of Managers, referred to herein as the "PJM Board," composed of seven voting members, with the President as a non-voting member. The seven voting Board Members shall be elected by the Members Committee from a slate of candidates for the then-existing vacancies or expiring terms on the PJM Board. An independent consultant, retained by the Office of the Interconnection upon consideration of the advice and recommendations of the Members Committee, shall be directed to prepare a list of persons qualified and willing to serve on the PJM Board. Not later than 30 days prior to each Annual Meeting of the Members, the Office of the Interconnection shall distribute to the representatives on the Members Committee a slate from among the list proposed by the independent consultant, along with information on the background and experience of the persons on the slate appropriate to evaluating their fitness for service on the PJM Board. Elections for the PJM Board shall be held at each Annual Meeting of the Members, for the purpose of selecting the initial PJM Board in accordance with the provisions of Section 7.3(a), or selecting a person to fill the seat of a Board Member whose term is expiring. Should the Members Committee fail to elect a full PJM Board from the slate proposed by the independent consultant, the Office of the Interconnection shall direct the independent consultant, or a replacement consultant selected by the Office of the Interconnection, to propose a list for a slate of nominees for any vacancies on the PJM Board for consideration by the Members at the next regular meeting of the Members Committee.

     7.2 QUALIFICATIONS.

     A Board Member shall not be, and shall not have been at any time within five years of election to the PJM Board, a director, officer or employee of a Member or of an Affiliate or Related Party of a Member. Except as provided in the LLC's Standards of Conduct filed with the FERC, at any time while serving on the PJM Board, a Board Member shall have no direct business relationship or other affiliation with any Member or its Affiliates or Related Parties. Of the seven Board Members, four shall have expertise and experience in the areas of corporate leadership at the senior management or board of directors level, or in the professional disciplines of finance or accounting, engineering, or utility laws and regulation. Of the other three Board Members, one shall have expertise and experience in the operation or concerns of transmission dependent utilities, one shall have expertise and experience in the operation or planning of transmission systems, and one shall have expertise and experience in the area of commercial markets and trading and associated risk management.

     7.3 TERM OF OFFICE.

     (a) The persons serving as the Board of Managers of the LLC immediately prior to the Effective Date shall continue in office until the first Annual Meeting of the Members. At the first Annual Meeting of the Members, the then current members of the PJM Board who desire to continue in office shall be elected by the Members to serve until the second Annual Meeting of the Members or until their successors are elected, along with such additional persons as necessary to meet the composition requirements of Section 7.1 and the qualification requirements of Section 7.2.

     (b) A Board Member shall serve for a term of three years commencing with the Annual Meeting of the Members at which the Board Member was elected; provided, however, that two of the Board Members elected at the first Annual Meeting of the Members following the Effective Date shall be chosen by lot to serve a term of one year, three of such Board Members shall be chosen by lot to serve a term of two years and the final two such Board Members shall serve a term of three years.

     (c) Vacancies on the PJM Board occurring between Annual Meetings of the Members shall be filled by vote of the then remaining Board Members; a Board Member so selected shall serve until the next Annual Meeting at which time a person shall be elected to serve the balance of the term of the vacant Board Seat. Removal of a Board Member shall require the approval of the Members Committee.

     7.4 QUORUM.

     The presence in person or by telephone or other authorized electronic means of a majority of the voting Board Members shall constitute a quorum at all meetings of the PJM Board for the transaction of business except as otherwise provided by statute. If a quorum shall not be present, the Board Members then present shall have the power to adjourn the meeting from time to time, until a quorum shall be present. Provided a quorum is present at a meeting, the PJM Board shall act by majority vote of the Board Members present.

     7.5 OPERATING AND CAPITAL BUDGETS.

         7.5.1 FINANCE COMMITTEE.

         Not later than February 1 of each year, the entities specified below shall select the members of a Finance Committee. The Finance Committee shall be composed of one representative of the parties to the Reliability Assurance Agreement chosen by the parties to that agreement, one representative of the parties to the Transmission Owners Agreement chosen by the parties to that agreement, two representatives of the Members Committee chosen by the Members Committee and that are not representatives of an entity that is a party to the Transmission Owners Agreement or an Affiliate or Related Party of such an entity, one representative of the Office of the Interconnection selected by the President, and two Board Members selected by the PJM Board. The Members Committee shall endeavor to elect members of the Finance Committee that are broadly representative of the diversity of interests among the Members. The Office of the Interconnection shall prepare annual budgets in accordance with processes and procedures established by the PJM Board, and shall timely submit its budgets to the Finance Committee for review. The Finance Committee shall submit its analysis of and recommendations on the budgets to the PJM Board, with copies to the Members Committee. The Finance Committee shall also review and comment upon any additional or amended budgets prepared by the Office of the Interconnection at the request of the PJM Board or the Members Committee.

         7.5.2 ADOPTION OF BUDGETS.

         The PJM Board shall adopt, upon consideration of the advice and recommendations of the Finance Committee, operating and capital budgets for the LLC, and shall distribute to the Members for their information final annual budgets for the following fiscal year not later than 60 days prior to the beginning of each fiscal year of the LLC.

     7.6 BY-LAWS.

     To the extent not inconsistent with any provision of this Agreement, the PJM Board shall adopt such by-laws establishing procedures for the implementation of this Agreement as it may deem appropriate, including but not limited to by-laws governing the scheduling, noticing and conduct of meetings of the PJM Board, selection of a Chair and Vice Chair of the PJM Board, action by the PJM Board without a meeting, and the organization and responsibilities of standing and special committees of the PJM Board. Such by-laws shall not modify or be inconsistent with any of the rights or obligations established by this Agreement.

     7.7 DUTIES AND RESPONSIBILITIES OF THE PJM BOARD.

     In accordance with this Agreement, the PJM Board shall supervise and oversee all matters pertaining to the Interconnection and the LLC, and carry out such other duties as are herein specified, including but not limited to the following duties and responsibilities:

         i) As its primary responsibility, ensure that the President, the other officers of the LLC, and Office of the Interconnection perform the duties and responsibilities set forth in this Agreement, including but not limited to those set forth in Sections 9.2 through 9.4 and
            Section 10.4 in a manner
            consistent with (A) the safe and reliable operation of the Interconnection, (B) the creation and operation of a robust, competitive, and non-discriminatory electric power market in the PJM Control Area, and (C) the principle that a Member or group of Members shall not have undue influence over the operation of the Interconnection;

        ii) Select the Officers of the LLC;

       iii) Adopt budgets for the LLC;

        iv) Approve the Regional Transmission Expansion Plan in accordance with the provisions of the Regional Transmission Expansion Planning Protocol set forth in Schedule 6 of this Agreement.

         v) On its own initiative or at the request of a User Group as specified herein, submit to the Members Committee such proposed amendments to this Agreement or any Schedule hereto, or a proposed new Schedule, as it may deem appropriate;

        vi) Petition FERC to modify any provision of this Agreement or any Schedule or practice hereunder that the PJM Board believes to be unjust, unreasonable, or unduly discriminatory under Section 206 of the Federal Power Act, subject to the right of any Member or the Members to intervene in any resulting proceedings;

       vii) Review for consistency with the creation and operation of a robust, competitive and non-discriminatory electric power market in the PJM Control Area any change to rate design or to non-rate terms and conditions proposed by Transmission Owners for filing under Section 205 of the Federal Power Act.

      viii) If and to the extent it shall deem appropriate, intervene in any proceeding at FERC initiated by the Members in accordance with
            Section 11.5(b), and participate in other state and federal regulatory proceedings relating to the interests of the LLC;

        ix) Review, in accordance with Section 15.1.3, determinations of the Office of the Interconnection with respect to events of default;

         x) Assess against the other Members in proportion to their Weighted Interest an amount equal to any payment to the Office of the Interconnection, including interest thereon, as to which a Member is in default;

        xi) Establish reasonable sanctions for failure of a Member to comply with its obligations under this Agreement;

       xii) Direct the Office of the Interconnection on behalf of the LLC to take appropriate legal or regulatory action against a Member (A) to recover any unpaid amounts due from the Member to the Office of the Interconnection under this Agreement and to make whole any Members subject to an assessment as a result of such unpaid amount, or (B) as may otherwise be necessary to enforce the obligations of this Agreement;

      xiii) Resolve claims by a Member that the Reliability Committee established by the Reliability Assurance Agreement has exercised its responsibilities in a manner inconsistent with the creation and operation of a robust, competitive and non-discriminatory electric power market in the PJM Control Area, upon due consideration of the views of the Member and of the Reliability Committee, and of the need to preserve the reliability of electric service in the PJM Control Area.

       xiv) Solicit the views of Members on, and commission from time to time as it shall deem appropriate independent reviews of, (A) the performance of the PJM Interchange Energy Market, (B) compliance by Market Participants with the rules and requirements of the PJM Interchange Energy Market, and (C) the performance of the Office of the Interconnection under performance criteria proposed by the Members Committee and approved by the PJM Board; and

        xv) Terminate a Member as may be appropriate under the terms of this Agreement.

                             8. MEMBERS COMMITTEE

     8.1 SECTORS.

         8.1.1 DESIGNATION.

         Voting on the Members Committee shall be by sectors. The Members Committee shall be composed of five sectors, one for Generation Owners, one for Other Suppliers, one for Transmission Owners, one for Electric Distributors, and one for End-Use Customers, provided that there are at least five Members in each Sector. Except as specified in Section 8.1.2, each Voting Member shall have one vote. Each Voting Member shall, within thirty (30) days after the Effective Date or, if later, thirty (30) days after becoming a Member, and thereafter not later than 10 days prior to the Annual Meeting of the Members for each annual period beginning with the Annual Meeting of the Members, submit to the President a sealed notice of the sector in which it is qualified to vote or, if qualified to participate in more than one sector, its rank order preference of the sectors in which it wishes to vote, and shall be assigned to its highest-ranked sector that has the minimum number of Members specified above. If a Member is assigned to a sector other than its highest-ranked sector in accordance with the preceding sentence, its higher sector preference or preferences shall be honored as soon as a higher-ranked sector has five or more Members. A Voting Member may designate as its voting sector any sector for which it or its Affiliate or Related Party Members is qualified. The sector designations of the Voting Members shall be announced by the President at the Annual Meeting.

         8.1.2 RELATED PARTIES.

         The Members in a group of Related Parties shall each be entitled to a vote, provided that all the Members in a group of Related Parties that chooses to exercise such rights shall be assigned to the Electric Distributor sector.

     8.2 REPRESENTATIVES.

         8.2.1 APPOINTMENT.

         Each Member may appoint a representative to serve on the Members Committee, with authority to act for that Member with respect to actions or decisions by the Members Committee. Each Member may appoint an alternate representative to act for that Member at meetings of the Members Committee in the absence of the representative. A Member participating in the PJM Interchange Energy Market through an agent may be represented on the Members Committee by that agent. A Member shall appoint its representative by giving written notice identifying its representative and alternate representative to the Office of the Interconnection. Members that are Affiliates or Related Parties may each appoint a representative and alternate representative to the Members Committee, but shall vote as specified in Section 8.1.

         8.2.2 REGULATORY AUTHORITIES.

         FERC and any other federal agency with regulatory authority over a Member, each State electric utility regulatory commission with regulatory jurisdiction within the PJM Control Area, and each office of consumer advocate from each State all or any part of the territory of which is within the PJM Control Area, may nominate one representative to serve as an ex officio non-voting member of the Members Committee.

         8.2.3 INITIAL REPRESENTATIVES.

         Initial representatives to the Members Committee shall be appointed no later than 30 days after the Effective Date; provided, however, that each representative to the Management Committee under the Operating Agreement of PJM Interconnection, L.L.C. as in effect immediately prior to the Effective Date shall automatically become a representative to the Members Committee on the Effective Date unless replaced as specified in Section 8.2.4. An entity becoming a Member shall appoint a representative to the Members Committee no later than 30 days after becoming a Member.

         8.2.4 CHANGE OF OR SUBSTITUTION FOR A REPRESENTATIVE.

         Any Member may change its representative or alternate on the Members Committee at any time by providing written notice to the Office of the Interconnection identifying its replacement representative or alternate. Any representative to the Members Committee may, by written notice to the Chair, designate a substitute representative from that Member to act for him or her with respect to any matter specified in such notice.

     8.3 MEETINGS.

         8.3.1 REGULAR AND SPECIAL MEETINGS.

         The Members Committee shall hold regular meetings, no less frequently than once each calendar quarter at such time and at such place as shall be fixed by the Chair. The Members Committee shall hold an Annual Meeting of the Members each calendar year at such time and place as shall be specified by the Chair. At the Annual Meeting of the Members, Board Members as necessary, officers of the Members Committee, and representatives to the Finance Committee shall be elected. The Members Committee may hold special meetings for one or more designated purposes within the scope of the authority of the Members Committee when called by the Chair on the Chair's own initiative, or at the request of five or more representatives on the Members Committee. The notice of a regular or special meeting shall be distributed to the representatives as specified in
Section 18.13 of this Agreement not later than seven days prior to the meeting, shall state the time and place of the meeting, and shall include an agenda sufficient to notify the representatives of the substance of matters to be considered at the meeting; provided, however, that meetings may be called on shorter notice at the discretion of the Chair as the Chair shall deem necessary to deal with an emergency or to meet a deadline for action.

         8.3.2 ATTENDANCE.

         Regular and special meetings may be conducted in person or by telephone, or other electronic means as authorized by the Members Committee. The attendance in person or by telephone or other electronic means of a representative or a duly designated substitute shall be required in order to vote.

         8.3.3 QUORUM.

         The attendance as specified in Section 8.3.2 of a majority of the Voting Members from each of at least three sectors that each have at least five Members shall constitute a quorum, however, a quorum shall only require one-third of the Voting Members, but not less than ten, from any sector that has more than 20 Voting Members. No action may be taken by the Members Committee at a meeting unless a quorum is present; provided, however, that if a quorum is not present, the Voting Members then present shall have the power to adjourn the meeting from time to time until a quorum shall be present.

     8.4 MANNER OF ACTING.

     (a) All matters brought up for a vote or approval by the Members Committee shall be stated in the form of a motion, which must be seconded. Only one motion may be pending at one time.

     (b) Each Sector shall be entitled to cast one and zero one-hundredths (1.00) Sector Votes. Each Voting Member shall be entitled to cast one (1) non-divisible vote in its sector. In the case of a Voting Member comprised of Affiliates or Related Parties, any representative, alternate or substitute of any of the Affiliated or Related Parties may cast the vote of the Voting Member. The Sector Vote of each sector shall be split into an affirmative component based on votes for the pending motion, and a negative component based on votes against the pending motion, in direct proportion to the votes cast within the sector for and against the pending motion, rounded to two decimal places.

     (c) The sum of affirmative Sector Votes necessary to pass the pending motion shall be greater than (but not merely equal to) the product of .667 multiplied by the number of sectors that have at least five Members and that participated in the vote.

     (d) Voting Members not in attendance at the meeting as specified in Section
8.3.2 of this Agreement or abstaining shall not be counted as affirmative or negative votes.

     8.5 CHAIR AND VICE CHAIR OF THE MEMBERS COMMITTEE.

         8.5.1 SELECTION AND TERM.

         The representatives or their alternates or substitutes on the Members Committee shall elect from among the representatives a Chair and a Vice Chair. The offices of Chair and Vice Chair shall be held for a term of one year and until succession to the office occurs as specified herein. Except as specified below, at each Annual Meeting of the Members the Vice Chair shall succeed to the office of Chair, and a new Vice Chair shall be elected. If the office of Chair becomes vacant, or the Chair leaves the employment of the Member for whom the Chair is the representative, or the Chair is no longer the representative of such Member, the Vice Chair shall succeed to the office of Chair, and a new Vice Chair shall be elected at the next regular or special meeting of the Members Committee, both such officers to serve until the second Annual Meeting of the Members following such succession or election to a vacant office. If the office of Vice Chair becomes vacant, or the Vice Chair leaves the employment of the Member for whom the Vice Chair is the representative, or the Vice Chair is no longer the representative of such Member, a new Vice Chair shall be elected at the next regular or special meeting of the Members Committee.

         8.5.2 DUTIES.

         The Chair shall call and preside at meetings of the Members Committee, and shall carry out such other responsibilities as the Members Committee shall assign. The Chair shall cause minutes of each meeting of the Members Committee to be taken and maintained, and shall cause notices of meetings of the Members Committee to be distributed. The Vice Chair shall preside at meetings of the Members Committee in the absence of the Chair, and shall otherwise act for the Chair at the Chair's request.

     8.6 OTHER COMMITTEES.

     (a) The Members Committee may form, select the membership, and oversee the activities, of an Operating Committee, a Planning Committee, and an Energy Market Committee as standing committees, and such other committees, subcommittees, task forces, working groups or other bodies as it shall deem appropriate, to provide advice and recommendations to the Members Committee or to the Office of the Interconnection as directed by the Members Committee.

     (b) The Members Committee shall elect representatives to the Alternate Dispute Resolution Committee as specified in the PJM Dispute Resolution Procedures.

     8.7 USER GROUPS.

     (a) Any five or more Members sharing a common interest may form a User Group, and may invite such other Members to join the User Group as the User Group shall deem appropriate. Notification of the formation of a User Group shall be provided to all members of the Members Committee.

     (b) The Members Committee shall create a User Group composed of representatives of bona fide public interest and environmental organizations that are interested in the activities of the LLC and are willing and able to participate in such a User Group.

     Meetings of User Groups shall be open to all Members and the Office of the Interconnection. Notices and agendas of meetings of a User Group shall be provided to all Members that ask to receive them.

     (d) Any recommendation or proposal for action adopted by affirmative vote of three-fourths or more of the members of a User Group shall be circulated by the Office of the Interconnection to the representatives on the Members Committee and shall be considered by the Members Committee at its next regular meeting occurring not earlier than 30 days after the circulation of such notice.

     (e) If the Members Committee does not adopt a recommendation or proposal submitted to it by a User Group, upon vote of nine-tenths or more of the members of the User Group the recommendation or proposal may be submitted to the PJM Board for its consideration in accordance with Section 7.7(v).

     8.8 POWERS OF THE MEMBERS COMMITTEE.

     The Members Committee, acting by adoption of a motion as specified in
Section 8.4, shall have the power to take the actions specified in this Agreement, including:

         i) Elect the members of the PJM Board;

        ii) In accordance with the provisions of Section 18.6 of this Agreement, amend any portion of this Agreement, including the Schedules hereto, or create new Schedules, and file any such amendments or new Schedules with FERC or other regulatory body of competent jurisdiction;

       iii) Terminate this Agreement; and

        iv) Provide advice and recommendations to the PJM Board and the Office of the Interconnection.

                                  9. OFFICERS
     9.1 ELECTION AND TERM.

     The officers of the LLC shall consist of a President, a Secretary and a Treasurer. The PJM Board may elect such other officers as it deems necessary to carry out the business of the LLC. All officers shall be elected by the PJM Board and shall hold office until the next annual meeting of the PJM Board and until their successors are elected. Any number of offices may be held by the same person, except that the offices of the President and Treasurer may not be held by the same person.

     9.2 PRESIDENT.

     The PJM Board shall appoint a President and Chief Executive Officer of the LLC (the "President"). The President shall direct and supervise the day-to-day operation of the LLC, and shall report to the PJM Board. The President shall be responsible for directing and supervising the Office of the Interconnection in the performance of the duties and responsibilities specified in Section 10.4. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the LLC, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board to some other officer or agent of the LLC. In the absence of the President or in the event of his or her inability or refusal to act, and if a vice president has been appointed by the PJM Board, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the PJM Board in its Minutes) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the PJM Board may from time to time prescribe.

     9.3 SECRETARY.

     The Secretary shall attend all meetings of the PJM Board and record all the proceedings of the meetings of the PJM Board in a minute book to be kept for that purpose and shall perform like duties for the standing committees or special committees when required. He or she shall give, or cause to be given, notice of all special meetings of the PJM Board, and shall perform such other duties as may be prescribed by the PJM Board or President, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the LLC, and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The PJM Board may give general authority to any other officer to affix the seal of the LLC and to attest the affixing by his or her signature.

     9.4 TREASURER.

     The Treasurer shall have or arrange for the custody of the LLC's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belongings to the LLC and shall deposit all moneys and other valuable effects in the name and to the credit of the LLC in such depositories as may be designated by the PJM Board. The Treasurer shall disburse the funds of the LLC as may be ordered by the PJM Board, taking proper vouchers for such disbursements, and shall render to the President and PJM Board at its regular meetings, or when the PJM Board so requires, an account of his or her transactions as Treasurer and of the financial condition of the LLC. If required by the Board, the Treasurer shall give the LLC a bond (which shall be renewed periodically) in such sum and with such surety or sureties as shall be satisfactory to the PJM Board for the faithful performance of the duties of his office and of the restoration to the LLC, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the LLC.

     9.5 RENEWAL OF OFFICERS; VACANCIES.

     Any officer elected or appointed by the PJM Board may be removed at any time by the affirmative vote of a majority of the PJM Board eligible to vote. Any vacancy occurring in any office of the LLC shall be filled by the PJM Board.

     9.6 COMPENSATION.

     The salaries of all officers and agents of the LLC, and the reasonable compensation of the PJM Board, shall be fixed by the PJM Board.

                      10. OFFICE OF THE INTERCONNECTION.

     10.1 ESTABLISHMENT.

     The Office of the Interconnection shall implement this Agreement, administer the PJM Tariff, and undertake such other responsibilities as set forth herein. All personnel of the Office of the Interconnection shall be employees of the LLC or under contract thereto. The cost of the Office of the Interconnection and expenses associated therewith, including salaries and expenses of said personnel, space and any necessary facilities or other capital expenditures, shall be recovered in accordance with Schedule 3. The Office of the Interconnection shall adopt, publish and comply with standards of conduct that satisfy the regulations of FERC.

     10.2 PROCESSES AND ORGANIZATION.

     In order to carry out the responsibilities of the Office of the Interconnection for the safe and reliable operation of the Interconnection, the President may establish processes and organization for operating personnel and facilities as the President shall deem appropriate, and shall request such Members as the President shall deem appropriate to participate in such processes and organization. All such processes and organization shall be carried out in accordance with all applicable code of conduct or other functional separation requirements of FERC.

     10.3 CONFIDENTIAL INFORMATION.

     The Office of the Interconnection shall comply with the requirements of
Section 18.17 with respect to any proprietary or confidential information received from or about any Member.

     10.4 DUTIES AND RESPONSIBILITIES.

     The Office of the Interconnection, under the direction of the President as supervised and overseen by the PJM Board, shall carry out the following duties and responsibilities, in accordance with the provisions of this Agreement:

          i) Administer and implement this Agreement;

         ii) Perform such functions in furtherance of this Agreement as the PJM Board, acting within the scope of its duties and responsibilities under this Agreement, may direct;

        iii) Prepare, maintain, update and disseminate the PJM Manuals;

         iv) Comply with MAAC and NERC operation and planning standards, principles and guidelines;

          v) Maintain an appropriately trained workforce, and such equipment and facilities, including computer hardware and software and backup power supplies, as necessary or appropriate to implement or administer this Agreement;

         vi) Direct the operation and coordinate the maintenance of the facilities of the Interconnection used for both load and reactive supply, so as to maintain reliability of service and obtain the benefits of pooling and interchange consistent with this Agreement and the Reliability Assurance Agreement;

        vii) Direct the operation and coordinate the maintenance of the bulk power supply facilities of the Interconnection with such facilities and systems of others not party to this Agreement in accordance with agreements between the LLC and such other systems to secure reliability and continuity of service and other advantages of pooling on a regional basis;

       viii) Perform interchange accounting and maintain records pertaining to the operation of the PJM Interchange Energy Market and the Interconnection;

         ix) Notify the Members of the receipt of any application to become a Member, and of the action of the Office of the Interconnection on such application, including but not limited to the completion of integration of a new Member's system into the PJM Control Area as specified in Section 11.6(f);

          x) Calculate the Weighted Interest of each Member;

         xi) Maintain accurate records of the sectors in which each Voting Member is entitled to vote, and calculate the results of any vote taken in the Members Committee;

        xii) Furnish appropriate information and reports as are required to keep the Members regularly informed of the outlook for, the functioning of, and results achieved by the Interconnection;

       xiii) File with FERC on behalf of the Members any amendments to this Agreement or the Schedules hereto, any new Schedules hereto, and make any other regulatory filings on behalf of the Members or the LLC necessary to implement this Agreement;

        xiv) At the direction of the PJM Board, submit comments to regulatory authorities on matters pertinent to the Interconnection;

         xv) Consult with the standing or other committees established pursuant to Section 8.6(a) on matters within the responsibility of the committee;

        xvi) Perform operating studies of the bulk power supply facilities of the Interconnection and make such recommendations and initiate such actions as may be necessary to maintain reliable operation of the Interconnection;

       xvii) Accept, on behalf of the Members, notices served under this Agreement;

      xviii) Perform those functions and undertake those responsibilities transferred to it under the Transmission Owners Agreement, including (A) direct the operation of the transmission facilities of the parties to the Transmission Owners Agreement, (B) administer the PJM Tariff, and (C) administer the Regional Transmission Expansion Planning Protocol set forth as Schedule 6 to this Agreement.

        xix) Perform those functions and undertake those responsibilities transferred to it under the Reliability Assurance Agreement, as specified in Schedule 8 of this Agreement.

         xx) Monitor the operation of the PJM Control Area, ensure that appropriate Emergency plans are in place and appropriate Emergency drills are conducted, declare the existence of an Emergency, and direct the operations of the Members as necessary to manage, alleviate or end an Emergency;

        xxi) Incorporate the grid reliability requirements applicable to nuclear generating units in the PJM Control Area planning and operating principles and practices; and

       xxii) Initiate such legal or regulatory proceedings as directed by the PJM Board to enforce the obligations of this Agreement.

                                  11. MEMBERS

     11.1 MANAGEMENT RIGHTS.

     The Members or any of them shall not take part in the management of the business of, and shall not transact any business for, the LLC in their capacity as Members, nor shall they have power to sign for or to bind the LLC.

     11.2 OTHER ACTIVITIES.

     Except as otherwise expressly provided herein, any Member may engage in or possess any interest in another business or venture of any nature and description, independently or with others, even if such activities compete directly with the business of the LLC, and neither the LLC nor any Member hereof shall have any rights in or to any such independent ventures or the income or profits derived therefrom.

     11.3 MEMBER RESPONSIBILITIES.

         11.3.1 GENERAL.

         To facilitate and provide for the work of the Office of the Interconnection and of the several committees appointed by the Members Committee, each Member shall, to the extent applicable ;

         (a) Maintain adequate records and, subject to the provisions of this Agreement for the protection of the confidentiality of proprietary or commercially sensitive information, provide data required for (i) coordination of operations, (ii) accounting for all interchange transactions, (iii) preparation of required reports, (iv) coordination of planning, including those data required for capacity accounting, (v) preparation of maintenance schedules,
(vi) analysis of system disturbances, and (vii) such other purposes, including those set forth in Schedule 2, as will contribute to the reliable and economic operation of the Interconnection;

         (b) Provide such recording, telemetering, communication and control facilities as are required for the coordination of its operations with the Office of the Interconnection and those of the other Members and to enable the Office of the Interconnection to operate the PJM Control Area and otherwise implement and administer this Agreement, including equipment required in normal and Emergency operations and for the recording and analysis of system disturbances;

         (c) Provide adequate and properly trained personnel to (i) permit participation in the coordinated operation of the Interconnection, (ii) meet its obligation on a timely basis for supply of records and data, (iii) serve on committees and participate in their investigations, and (iv) share in the representation of the Interconnection in inter-regional and national reliability activities;

         (d) Share in the costs of committee activities and investigations (including costs of consultants, computer time and other appropriate items), communication facilities used by all the Members (in addition to those provided in the Office of the Interconnection), and such other expenses as are approved for payment by the PJM Board, such costs to be recovered as provided in Schedule 3;

         (e) Comply with the requirements of the PJM Manuals and all directives of the Office of the Interconnection to take any action for the purpose of managing, alleviating or ending an Emergency, and authorize the Office of the Interconnection to direct the transfer or interruption of the delivery of energy on their behalf to meet an Emergency and to implement agreements with other Control Areas interconnected with the PJM Control Area for the mutual provision of service to meet an Emergency, and be subject to the emergency procedure charges specified in Schedule 9 of this Agreement for any failure to follow the Emergency instructions of the Office of the Interconnection.

         11.3.2 FACILITIES PLANNING AND OPERATION.

         Consistent with and subject to the requirements of this Agreement, the PJM Tariff, the MAAC Agreement, the Reliability Assurance Agreement, the Transmission Owners Agreement, and the PJM Manuals, each Member shall cooperate with the other Members in the coordinated planning and operation of the facilities of its System within the PJM Control Area so as to obtain the greatest practicable degree of reliability, compatible economy and other advantages from such coordinated planning and operation. In furtherance of such cooperation each Member shall, as applicable:

         (a) Consult with the other Members and the Office of the Interconnection, and coordinate the installation of its electric generation and Transmission Facilities with those of such other Members so as to maintain reliable service in the PJM Control Area;

         (b) Coordinate with the other Members, the Office of the Interconnection and with others in the planning and operation of the regional facilities to secure a high level of reliability and continuity of service and other advantages;

         (c) Cooperate with the other Members and the Office of the Interconnection in the implementation of all policies and procedures established pursuant to this Agreement for dealing with Emergencies, including but not limited to policies and procedures for maintaining or arranging for a portion of a Member's Capacity Resources at least equal to the level established pursuant to the Reliability Assurance Agreement to have the ability to go from a shutdown condition to an operating condition and start delivering power without assistance from the power system;

         (d) Cooperate with the members of MAAC to augment the reliability of the bulk power supply facilities of the region and comply with MAAC and NERC operating and planning standards, principles and guidelines and the PJM Manuals;

         (e) Obtain or arrange for transmission service as appropriate to carry out this Agreement ;

         (f) Cooperate with the Office of the Interconnection's coordination of the operating and maintenance schedules of the Member's generating and Transmission Facilities with the facilities of other Members to maintain reliable service to its own customers and those of the other Members and to obtain economic efficiencies consistent therewith;

         (g) Cooperate with the other Members and the Office of the Interconnection in the analysis, formulation and implementation of plans to prevent or eliminate conditions that impair the reliability of the Interconnection; and

         (h) Adopt and apply standards adopted pursuant to this Agreement and conforming to MAAC and NERC standards, principles and guidelines and the PJM Manuals, for system design, equipment ratings, operating practices and maintenance practices.

         11.3.3 ELECTRIC DISTRIBUTORS.

         In addition to any of the foregoing responsibilities that may be applicable, each Member that is an Electric Distributor, whether or not that Member votes in the Members Committee in the Electric Distributor sector or meets the eligibility requirements for any other sector of the Members Committee, shall:

         (a) Accept, comply with or be compatible with all standards applicable within the PJM Control Area with respect to system design, equipment ratings, operating practices and maintenance practices as set forth in the PJM Manuals, or be subject to an interconnected Member's requirements relating to the foregoing, so that sufficient electrical equipment, control capability, information and communication are available to the Office of the Interconnection for planning and operation of the PJM Control Area;

         (b) Assure the continued compatibility of its local system energy management system monitoring and telecommunications systems to satisfy the technical requirements of interacting automatically or manually with the Office of the Interconnection as it directs the operation of the PJM Control Area;

         (c) Maintain or arrange for a portion of its connected load to be subject to control by automatic underfrequency, under-voltage, or other load-shedding devices at least equal to the levels established pursuant to the Reliability Assurance Agreement, or be subject to another Member's control for these purposes;

         (d) Provide or arrange for sufficient reactive capability and voltage control facilities to conform to Good Utility Practice and (i) to meet the reactive requirements of its system and customers and (ii) to maintain adequate voltage levels and the stability required by the bulk power supply facilities of the Interconnection;

         (e) Shed connected load, share Capacity Resources, initiate active load management programs, and take such other coordination actions as may be necessary in accordance with the directions of the Office of the Interconnection in Emergencies;

         (f) Maintain or arrange for a portion of its Capacity Resources at least equal to the level established pursuant to the Reliability Assurance Agreement to have the ability to go from a shutdown condition to an operating condition and start delivering power without assistance from the power system;

         (g) Provide or arrange through another Member for the services of a 24-hour local control center to coordinate with the Office of the Interconnection, each such control center to be furnished with appropriate telemetry equipment as specified in the PJM Manuals, and to be staffed by system operators trained and delegated sufficient authority to take any action necessary to assure that the system for which the operator is responsible is operated in a stable and reliable manner;

         (h) Provide to the Office of the Interconnection all System, accounting, customer tracking, load forecasting and other data necessary or appropriate to implement or administer this Agreement or the Reliability Assurance Agreement; and

         (i) Comply with the underfrequency relay obligations and charges specified in Schedule 7 of this Agreement.

         11.3.4 REPORTS TO THE OFFICE OF THE INTERCONNECTION.

         Each Member shall report as promptly as possible to the Office of the Interconnection any changes in its operating practices and procedures relating to the reliability of the bulk power supply facilities of the Interconnection. The Office of the Interconnection shall review such reports, and if any change in an operating practice or procedure of the Member is not in accord with the established operating principles, practices and procedures for the Interconnection and such change adversely affects the Interconnection and regional reliability, it shall so inform such Member, and the other Members through their representative on the Operating Committee, and shall direct that such change be modified to conform to the established operating principles, practices and procedures.

     11.4 REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL.

     The Members shall participate in regional transmission expansion planning in accordance with the Regional Transmission Expansion Planning Protocol set forth in Schedule 6 to this Agreement.

     11.5 MEMBER RIGHT TO PETITION.

     (a) Nothing herein shall deprive any Member of the right to petition FERC to modify any provision of this Agreement or any Schedule or practice hereunder that the petitioning Member believes to be unjust, unreasonable, or unduly discriminatory under Section 206 of the Federal Power Act, subject to the right of any other Member (a) to oppose said proposal, or (b) to withdraw from the LLC pursuant to Section 4.1.

     (b) Nothing herein shall be construed as affecting in any way the right of the Members, acting pursuant to a vote of the Members Committee as specified in
Section 8.4, unilaterally to make an application to FERC for a change in any rate, charge, classification, tariff or service, or any rule or regulation related thereto, under section 205 of the Federal Power Act and pursuant to the rules and regulations promulgated by FERC thereunder, subject to the right of any Member that voted against such change in any rate, charge, classification, tariff or service, or any rule or regulation related thereto, in intervene in opposition to any such application.

     (c) Nothing in this Agreement shall preclude those Members joining in the proposal to utilize Locational Marginal Prices to deal with transmission congestion from (i) filing amendments to the Agreement necessary to implement the use of Locational Marginal Prices in the PJM Control Area in accordance with such orders or other directives as may be issued by FERC relating thereto, or
(ii) implementing the provisions of Sections 1.7.21 and 5.2.2(d) of Schedule 1 to this Agreement, without further authorization or approval by the Members Committee.

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

     11.6 MEMBERSHIP REQUIREMENTS.

     (a) To qualify as a Member, an entity shall:

         i) Be a Transmission Owner within the PJM Control Area or an Eligible Customer under the PJM Tariff;

        ii) If not a Transmission Owner, be a Generation Owner, an Other Supplier, an Electric Distributor, or an End-Use Consumer;

       iii) Be engaged in buying, selling or transmitting electric energy in or through the Interconnection or have a good faith intent to do so; and

        iv) Accept the obligations set forth in this Agreement.

     (b) Certain Members that are Load Serving Entities are parties to the Reliability Assurance Agreement. Upon becoming a Member, any entity that is a Load Serving Entity and that wishes to become a Market Buyer shall also simultaneously execute the Reliability Assurance Agreement .

     (c) An entity that wishes to become a party to this Agreement shall apply, in writing, to the President setting forth its request, its qualifications for membership, its agreement to supply data as specified in this Agreement, its agreement to pay all costs and expenses in accordance with Schedule 3, and providing all information specified pursuant to the Schedules to this Agreement for entities that wish to become Market Participants. Any such application that meets all applicable requirements shall be approved by the President within sixty (60) days.

     (d) Nothing in this Section 11 is intended to remove, in any respect, the choice of participation by other utility companies or organizations in the operation of the Interconnection through inclusion in the System of a Member.

     (e) An entity whose application is accepted by the President pursuant to
Section 11.6(c) shall execute a supplement to this Agreement in substantially the form prescribed in Schedule 4, which supplement shall be countersigned by the President and tendered for filing with FERC by the President. The entity shall become a Member effective on the date specified by FERC when accepting the supplement for filing.

     (f) Entities whose applications contemplate expansion or rearrangement of the PJM Control Area may become Members promptly as described in Sections 11.6(c) and 11.6(e) above, but the integration of the applicant's system into all of the operation and accounting provisions of this Agreement and the Reliability Assurance Agreement shall occur only after completion of all required installations and modifications of metering, communications, computer programming, and other necessary and appropriate facilities and procedures, as determined by the Office of the Interconnection. The Office of the Interconnection shall notify the other Members when such integration has occurred.

                     12. TRANSFERS OF MEMBERSHIP INTEREST

     The rights and obligations created by this Agreement shall inure to and bind the successors and assigns of such Member; provided, however, that the rights and obligations of any Member hereunder shall not be assigned without the approval of the Members Committee except as to a successor in operation of a Member's electric operating properties by reason of a merger, consolidation, reorganization, sale, spinoff, or foreclosure, as a result of which substantially all such electric operating properties are acquired by such a successor, and such successor becomes a Member.

                                13. INTERCHANGE

     13.1 INTERCHANGE ARRANGEMENTS WITH NON-MEMBERS.

     Any Member may enter into interchange arrangements with others who are not Members with respect to the delivery or receipt of capacity and energy to fulfill its obligations hereunder or for any other purpose, subject to the standards and requirements established in or pursuant to this Agreement.

     13.2 ENERGY MARKET.

     The Office of the Interconnection shall administer an efficient energy market within the Interconnection, to be known as the PJM Interchange Energy Market, in which Members may buy and sell energy. The Office of the Interconnection will schedule in advance and dispatch generation on the basis of least-cost, security-constrained dispatch and the prices and operating characteristics offered by sellers within and into the Interconnection, continuing until sufficient generation is dispatched to serve the energy purchase requirements of the Interconnection and buyers out of the Interconnection, as well as the requirements of the Interconnection for ancillary services provided by such generation. Scheduling and dispatch shall be conducted in accordance with applicable schedules to the PJM Tariff and the Schedules to this Agreement.

                                 14. METERING

     14.1 INSTALLATION, MAINTENANCE AND READING OF METERS.

     The quantities of electric energy involved in determination of the amounts of the billing rendered hereunder shall be ascertained by means of meters installed, maintained and read either at the expense of the party on whose premises the meters are located or as otherwise provided for by agreement between the parties concerned.

     14.2 METERING PROCEDURES.

     Procedures with respect to maintenance, testing, calibrating, correction and registration records, and precision tolerance of all metering equipment shall be in accordance with Good Utility Practice. The expense of testing any meter shall be borne by the party owning such meter, except that when a meter tested upon request of another party is found to register within the established tolerance the party making the request shall bear the expense of such test.

     14.3 INTEGRATED MEGAWATT-HOURS

     All metering of energy required herein shall be the integration of megawatt hours in the clock hour, and the quantities thus obtained shall constitute the megawatt load for such clock hour; provided, however, that adjustment shall be made for other contractual obligations of any Member as may be required to determine the quantity to be accounted for hereunder, and for transmission losses.

     14.4 METER LOCATIONS.

     The meter locations to be used by the Members in determining their energy transactions on the Interconnection shall be as reasonably determined from time to time by the Member or the Office of the Interconnection.

                        15. ENFORCEMENT OF OBLIGATIONS

     15.1 FAILURE TO MEET OBLIGATIONS.

         15.1.1 TERMINATION OF MARKET BUYER RIGHTS.

         The Office of the Interconnection shall terminate a Market Buyer's right to make purchases from the PJM Interchange Energy Market if it determines that the Market Buyer does not continue to meet the obligations set forth in this Agreement, provided that the Office of the Interconnection has notified the Market Buyer of any such deficiency and afforded the Market Buyer a reasonable opportunity to cure it. The Office of the Interconnection shall reinstate a Market Buyer's right to make purchases from the PJM Interchange Energy Market upon demonstration by the Market Buyer that it has come into compliance with the obligations set forth in this Agreement.

         15.1.2 TERMINATION OF MARKET SELLER RIGHTS.

         The Office of the Interconnection shall not accept offers from a Market Seller that has not complied with the prices, terms, or operating characteristics of any of its prior scheduled transactions in the PJM Interchange Energy Market, unless such Market Seller has taken appropriate measures to the satisfaction of the Office of the Interconnection to ensure future compliance.

         15.1.3 PAYMENT OF BILLS.

         (a) A Member shall make full and timely payment, in accordance with the terms specified by the Office of the Interconnection, of all bills rendered in connection with transactions in the PJM Interchange Energy Market or other services performed by the Office of the Interconnection, notwithstanding any disputed amount, but any such payment shall not be deemed a waiver of any right with respect to such dispute. Any Member that fails to make such payment, or otherwise fails to meet its financial or other obligations to a Member, the Office of the Interconnection or the LLC under this Agreement, shall upon expiration of the 30 day period specified below be in default. If the Office of the Interconnection concludes, upon its own initiative or the recommendation of or complaint by the Members Committee or any Member, that a Member is in breach of any obligation under this Agreement, the Office of the Interconnection shall so notify such Member and inform all other Members. The notified Member may remedy such asserted breach by: (i) paying all amounts assertedly due, along with interest on such amounts calculated in accordance with the methodology specified for interest on refunds in FERC's regulations at 18 C.F.R. (S) 35.19a(a)(2)(iii); and (ii) demonstration to the satisfaction of the Office of the Interconnection that the Member has taken appropriate measures to meet any other obligation of which it was deemed to be in breach; provided, however, that any such payment or demonstration may be subject to a reservation of rights, if any, to subject such matter to the PJM Dispute Resolution Procedures; and provided, further, that any such determination by the Office of the Interconnection may be subject to review by the PJM Board upon request of the Member involved or the Office of the Interconnection. If a Member has not remedied a breach by the 30th day following receipt of the Office of the Interconnection's notice, or receipt of the PJM Board's decision on review, if applicable, then the Member shall be in default and, in addition to such other remedies as may be available to the LLC:

         i) A defaulting Market Participant shall be precluded from buying or selling energy in the PJM Interchange Energy Market until the default is remedied as set forth above.

        ii) A defaulting Member shall not be entitled to participate in the activities of any committee or other body established by the Members Committee or the Office of the Interconnection.

       iii) A defaulting Member shall not be entitled to vote on the Members Committee or any other committee or other body established pursuant to this Agreement.

     15.2 ENFORCEMENT OF OBLIGATIONS.

     If the Office of the Interconnection sends a notice to the PJM Board that a Member has failed to perform an obligation under this Agreement, the PJM Board shall initiate such action against such Member to enforce such obligation as the PJM Board shall deem appropriate. Subject to the procedures specified in Section 15.1, a Member's failure to perform such obligation shall be deemed to be a default under this Agreement. In order to remedy a default, but without limiting any rights the LLC may have against the defaulting Member, the PJM Board may assess against, and collect from, the Members not in default, in proportion to their Weighted Interest, an amount equal to the amount that the defaulting Member has failed to pay to the Office of the Interconnection, along with appropriate interest, but such assessment shall in no way relieve the defaulting Member of its obligations, and shall confer upon the Members Committee the right to recover the assessed amounts from the defaulting Member. In addition to any amounts in default, the defaulting Member shall be liable to the LCC for reasonable costs incurred in enforcing the defaulting Member's obligations.

     15.3 OBLIGATIONS TO A MEMBER IN DEFAULT.

     The Members have no continuing obligation to provide the benefits of interconnected operations to a Member in default.

     15.4 OBLIGATIONS OF A MEMBER IN DEFAULT.

     A Member found to be in default shall take all possible measures to mitigate the continued impact of the default on the Members not in default, including, but not limited to, loading its own generation to supply its own load to the maximum extent possible.

     15.5 NO IMPLIED WAIVER.

     A failure of a Member, the PJM Board, or the LLC to insist upon or enforce strict performance of any of the provisions of this Agreement shall not be construed as a waiver or relinquishment to any extent of such entity's right to assert or rely upon any such provisions, rights and remedies in that or any other instance; rather, the same shall be and remain in full force and effect .

                          16. LIABILITY AND INDEMNITY

     16.1 MEMBERS.

     (a) As between the Members, except as may be otherwise agreed upon between individual Members with respect to specified interconnections, each Member will indemnify and hold harmless each of the other Members, and its directors, officers, employees, agents, or representatives, of and from any and all damages, losses, claims, demands, suits, recoveries, costs and expenses (including all court costs and reasonable attorneys' fees), caused by reason of bodily injury, death or damage to property of any third party, resulting from or attributable to the fault, negligence or willful misconduct of such Member, its directors, officers, employees, agents, or representatives, or resulting from, arising out of, or in any way connected with the performance of its obligations under this Agreement, excepting only, and to the extent, such cost, expense, damage, liability or loss may be caused by the fault, negligence or willful misconduct of any other Member. The duty to indemnify under this Agreement will continue in full force and effect notwithstanding the expiration or termination of this Agreement or the withdrawal of a Member from this Agreement, with respect to any loss, liability, damage or other expense based on facts or conditions which occurred prior to such termination or withdrawal.

     (b) The amount of any indemnity payment arising hereunder shall be reduced (including, without limitation, retroactively) by any insurance proceeds or other amounts actually recovered by the Member seeking indemnification in respect of the indemnified action, claim, demand, costs, damage or liability. If any Member shall have received an indemnity payment for an action, claim, demand, cost, damage or liability and shall subsequently actually receive insurance proceeds or other amounts for such action, claim, demand, cost, damage or liability, then such Member shall pay to the Member that made such indemnity payment the lesser of the amount of such insurance proceeds or other amounts actually received and retained or the net amount of the indemnity payments actually received previously.

         16.2 LLC INDEMNIFIED PARTIES.

         (a) The LLC will indemnify and hold harmless the PJM Board, the LLC's officers, employees and agents, and any representatives of the Members serving on the Members Committee and any other committee created under Section 8 of this Agreement (all such Board Members, officers, employees, agents and representatives for purposes of this Section 16 being referred to as "LLC Indemnified Parties"), of and from any and all actions, claims, demands, costs (including consequential or indirect damages, economic losses and all court costs and reasonable attorneys' fees) and liabilities to any third parties, arising from, or in any way connected with, the performance of the LLC under this Agreement, or the fact that such LLC Indemnified Party was serving in such capacity, except to the extent that such action, claim, demand, cost or liability results from the willful misconduct of any LLC Indemnified Party with respect to participation in the misconduct. To the extent any dispute arises between any Member and the LLC arising from, or in any way connected with, the performance of the LLC under this Agreement, the Member and the LLC shall follow the PJM Dispute Resolution Procedures. To the extent that any such action, claim, demand, cost or liability arises from a Member's contractual or other obligation to provide electric service directly or indirectly to said third party, which obligation to provide service is limited by the terms of any tariff, service agreement, franchise, statute, regulatory requirement, court decision or other limiting provision, the Member designates the LLC and each LLC Indemnified Party a beneficiary of said limitation.

     (b) An LLC Indemnified Party shall not be personally liable for monetary damages for any breach of fiduciary duty by such LLC Indemnified Party, except that an LLC Indemnified Party shall be liable to the extent provided by applicable law (i) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or (ii) for any transaction from which the LLC Indemnified Party derived an improper personal benefit. Notwithstanding (i) and (ii), indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the LLC if and to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. If applicable law is hereafter construed or amended to authorize the further elimination or limitation of the liability of LLC Indemnified Parties, then the liability of the LLC Indemnified Parties, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by law. No amendment to or repeal of this section shall apply to or have any effect on the liability or alleged liability of any LLC Indemnified Party or with respect to any acts or omissions occurring prior to such amendment or repeal. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the LLC, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (c) The LLC may pay expenses incurred by an LLC Indemnified Party in defending a civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such LLC Indemnified Party to repay such amount if it shall ultimately be determined that such LLC Indemnified Party is not entitled to be indemnified by the LLC as authorized in this Section.

     (d) In the event the LLC incurs liability under this Section 16.2 that is not adequately covered by insurance, such amounts shall be recovered pursuant to the PJM Tariff as provided in Schedule 3 of this Agreement.

     16.3 WORKER' COMPENSATION CLAIMS.

     Each Member shall be solely responsible for all claims of its own employees, agents and servants growing out of any Worker's Compensation Law.

     16.4 LIMITATION OF LIABILITY.

     No Member or its directors, officers, employees, agents, or representatives shall be liable to any other Member or its directors, officers, employees, agents, or representatives, whether liability arises out of contract, tort (including negligence), strict liability, or any other cause of or form of action whatsoever, for any indirect, incidental, consequential, special or punitive cost, expense, damage or loss, including but not limited to loss of profits or revenues, cost of capital of financing, loss of goodwill or cost of replacement power, arising from such Member's performance or failure to perform any of its obligations under this Agreement or the ownership, maintenance or operation of its System; provided, however, that nothing herein shall be deemed to reduce or limit the obligations of any Member with respect to the claims of persons or entities that are not parties to this Agreement.

     16.5 RESOLUTION OF DISPUTES.

     To the extent any dispute arises between one or more Members regarding any issue covered by this Agreement, the Members shall follow the dispute resolution procedures set forth in the PJM Dispute Resolution Procedures.

     16.6 GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     Neither the LLC nor the LLC Indemnified Parties shall be liable to the Members or any of them for any claims, demands or costs arising from, or in any way connected with, the performance of the LLC under this Agreement other than actions, claims or demands based on gross negligence or willful misconduct; provided, however, that nothing herein shall limit or reduce the obligations of the LLC to the Members or any of them under the express terms of this Agreement or the PJM Tariff, including, but not limited to, those set forth in Sections
6.2 and 6.3 of this Agreement.

     16.7 INSURANCE.

     The PJM Board shall be authorized to procure insurance against the risks borne by the LLC and the LLC Indemnified Parties, the cost of which shall be treated as a cost and expense of the LLC.

             17. MEMBER REPRESENTATIONS, WARRANTIES AND COVENANTS

     17.1 REPRESENTATIONS AND WARRANTIES.

     Each Member makes the following representations and warranties to the LLC and each other Member, as of the Effective Date or such later date as such Member shall become admitted as a Member of the LLC.

         17.1.1 ORGANIZATION AND EXISTENCE.

         Such Member is an entity duly organized, validly existing and in good standing under the laws of the state of its organization.

         17.1.2 POWER AND AUTHORITY.

         Such Member has the full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.

         17.1.3 AUTHORIZATION AND ENFORCEABILITY.

         The execution and delivery of this Agreement by such Member and the performance of its obligations hereunder have been duly authorized by all requisite action on the part of the Member, and do not conflict with any applicable law or with any other agreement binding upon the Member. The Agreement has been duly executed and delivered by such Member and constitutes the legal, valid and binding obligation of such Member, enforceable against it in accordance with the terms thereof, except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and to general principles of equity whether such principles are considered in proceedings in law or in equity.

         17.1.4 NO GOVERNMENT CONSENTS.

         No authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing with, any governmental authority is required for the execution, delivery and performance by such Member of this Agreement or the carrying out by such Member of the transactions contemplated hereby other than such authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing that is pending before such governmental authority.

         17.1.5 NO CONFLICT OR BREACH.

         None of the execution, delivery and performance by such Member of this Agreement, the compliance with the terms and provisions hereof and the carrying out of the transactions contemplated hereby, conflicts or will conflict with or will result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation or the charter documents or bylaws of such Member or any applicable order, writ, injunction, judgment or decree of any court or governmental authority against such Member or by which it or any of its properties, is bound, or any loan agreement, indenture, mortgage, bond, note, resolution, contract or other agreement or instrument to which such Member is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or will result in the imposition of any lien upon any of its properties.

         17.1.6 NO PROCEEDINGS.

         There are no actions at law, suits in equity, proceedings or claims pending or, to the knowledge of the Member, threatened against the Member before any federal, state, foreign or local court, tribunal or government agency or authority that might materially delay, prevent or hinder the performance by the Member of its obligations hereunder.

         17.2 MUNICIPAL ELECTRIC SYSTEMS.

         Any provisions of Section 17.1 notwithstanding, if any Member that is a municipal electric system believes in good faith that the provisions of Sections 5.1(b) and 16.1 of this Agreement may not lawfully be applied to that Member under applicable state law governing municipal activities, the Member may request a waiver of the pertinent provisions of the Agreement. Any such request for waiver shall be supported by an opinion of counsel for the Member to the effect that the provision of the Agreement as to which waiver is sought may not lawfully be applied to the Member under applicable state law. The PJM Board shall have the right to have the opinion of the Member's counsel reviewed by counsel to the LLC. If the PJM Board concludes that either or both of Sections 5.1(b) and 16.1 of this Agreement may not lawfully be applied to a municipal electric system Member, it shall waive the application of the affected provision or provisions to such municipal Member. Any Member not permitted by law to indemnify the other Members shall not be indemnified by the other Members.

     17.3 SURVIVAL.

     All representations and warranties contained in this Section 17 shall survive the execution and delivery of this Agreement .

                         18. MISCELLANEOUS PROVISIONS

     18.1 [RESERVED.]

     18.2 FISCAL AND TAXABLE YEAR.

     The fiscal year and taxable year of the LLC shall be the calendar year.

     18.3 REPORTS.

     Each year prior to the Annual Meeting of the Members, the PJM Board shall cause to be prepared and distributed to the Members a report of the LLC's activities since the prior report.

     18.4 BANK ACCOUNTS; CHECKS, NOTES AND DRAFTS.

     (a) Funds of the LLC shall be deposited in an account or accounts of a type, in form and name and in a bank(s) or other financial institution(s) which are participants in federal insurance programs as selected by the PJM Board. The PJM Board shall arrange for the appropriate conduct of such accounts. Funds may be withdrawn from such accounts only for bona fide and legitimate LLC purposes and may from time to time be invested in such short-term securities, money market funds, certificates of deposit or other liquid assets as the PJM Board deems appropriate. All checks or demands for money and notes of the LLC shall be signed by any officer or by any other person designated by the PJM Board.

     (b) The Members acknowledge that the PJM Board may maintain LLC funds in accounts, money market funds, certificates of deposit, other liquid assets in excess of the insurance provided by the Federal Deposit Insurance Corporation, or other depository insurance institutions and that the PJM Board shall not be accountable or liable for any loss of such funds resulting from failure or insolvency of the depository institution.

     (c) Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the PJM Board from time to time may authorize. When the PJM Board so authorizes, the signature of any such person may be a facsimile.

     18.5 BOOKS AND RECORDS.

     (a) At all times during the term of the LLC, the PJM Board shall keep, or cause to be kept, full and accurate books of account, records and supporting documents, which shall reflect, completely, accurately and in reasonable detail, each transaction of the LLC. The books of account shall be maintained and tax returns prepared and filed on the method of accounting determined by the PJM Board. The books of account, records and all documents and other writings of the LLC shall be kept and maintained at the principal office of the Interconnection.

     (b) The PJM Board shall cause the Office of the Interconnection to keep at its principal office the following:

         i) A current list in alphabetical order of the full name and last known business address of each Member, the Weighted Interest of each Member, and the Members Committee sector of each Voting Member;

        ii) A copy of the Certificate of Formation and the Certificate of Conversion, and all Certificates of Amendment thereto;

       iii) Copies of the LLC's federal, state, and local income tax returns and reports, if any, for the three most recent years; and

        iv) Copies of the Operating Agreement, as amended, and of any financial statements of the LLC for the three most recent years.

     18.6 AMENDMENT.

     (a) Except as provided by law or otherwise set forth herein, this Agreement, including any Schedule hereto, may be amended, or a new Schedule may be created, only upon: (i) submission of the proposed amendment to the PJM Board for its review and comments; (ii) approval of the amendment or new Schedule by the Members Committee, after consideration of the comments of the PJM Board, in accordance with Section 8.4, or written agreement to an amendment of all Members not in default at the time the amendment is agreed upon; and (iii) approval and/or acceptance for filing of the amendment by FERC and any other regulatory body with jurisdiction thereof as may be required by law. If and as necessary, the Members Committee may file with FERC or other regulatory body of competent jurisdiction any amendment to this Agreement or to its Schedules or a new Schedule not filed by the Office of the Interconnection.

     (b) Notwithstanding the foregoing, an applicant eligible to become a Member in accordance with the procedures specified in this Agreement shall become a Member by executing a counterpart of this Agreement without the need for amendment of this Agreement or execution of such counterpart by any other Member.

     (c) Each of the following fundamental changes to the LLC shall require or be deemed to require an amendment to this Agreement and shall require the prior approval of FERC:

         i) Adoption of any plan of merger or consolidation;

        ii) Adoption of any plan of sale, lease or exchange of assets relating to all, or substantially all, of the property and assets of the LLC;

       iii) Adoption of any plan of division relating to the division of the LLC into two or more corporations or other legal entities;

        iv) Adoption of any plan relating to the conversion of the LLC into a stock corporation;

         v) Adoption of any proposal of voluntary dissolution; or

        vi) Taking any action which has the purpose or effect of the adoption of any plan or proposal described in items (i), (ii), (iii), (iv) or
            (v) above.

     18.7 INTERPRETATION.

     Wherever the context may require, any noun or pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     18.8 SEVERABILITY.

     Each provision of this Agreement shall be considered severable and if for any reason any provision is determined by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated, and such invalid, void or unenforceable provision shall be replaced with valid and enforceable provision or provisions which otherwise give effect to the original intent of the invalid, void or unenforceable provision.

     18.9 FORCE MAJEURE.

     No Member shall be liable to any other Member for damages or otherwise be in breach of this Agreement to the extent and during the period such Member's performance is prevented by any cause or causes beyond such Member's control and without such Member's fault or negligence, including but not limited to any act, omission, or circumstance occasioned by or in consequence of any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment, or curtailment, order, regulation or restriction imposed by governmental, military or lawfully established civilian authorities; provided, however, that any such foregoing event shall not excuse any payment obligation. Upon the occurrence of an event considered by a Member to constitute a force majeure event, such Member shall use due diligence to endeavor to continue to perform its obligations as far as reasonably practicable and to remedy the event, provided that no Member shall be required by this provision to settle any strike or labor dispute.

     18.10 FURTHER ASSURANCES.

     Each Member hereby agrees that it shall hereafter execute and deliver such further instruments, provide all information and take or forbear such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

     18.11 SEAL.

     The seal of the LLC shall have inscribed thereon the name of the LLC, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     18.12 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together will constitute one instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

     18.13 COSTS OF MEETINGS.

     Each Member shall be responsible for all costs of its representative, alternate or substitute in attending any meeting. The Office of the Interconnection shall pay the other reasonable costs of meetings of the PJM Board and the Members Committee, and such other committees, subcommittees, task forces, working groups, User Groups or other bodies as determined to be appropriate by the Office of the Interconnection, which costs otherwise shall be paid by the Members attending. The Office of the Interconnection shall reimburse all Board Members for their reasonable costs of attending meetings.

     18.14 NOTICE.

     (a) Except as otherwise expressly provided herein, notices required under this Agreement shall be in writing and shall be sent to a Member by overnight courier, hand delivery, telecopier or other reliable electronic means to the representative on the Members Committee of such Member at the address for such Member previously provided by such Member to the other Members or as otherwise directed by the Members Committee. Any such notice so sent shall be deemed to have been given (i) upon delivery if given by overnight couriers or hand delivery, or (ii) upon confirmation if given by telecopier or other reliable electronic means.

     (b) Notices, as well as copies of the agenda and minutes of all meetings of committees, subcommittees, task forces, working groups, User Groups, or other bodies formed under this Agreement, shall be posted in a timely fashion on and made available for downloading from the PJM website.

     18.15 HEADINGS.

     The section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of any of the provisions of this Agreement.

     18.16 NO THIRD-PARTY BENEFICIARIES.

     This Agreement is intended to be solely for the benefit of the Members and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits on any third party (other than successors and permitted assigns) not a signatory hereto.

     18.17 CONFIDENTIALITY.

         18.17.1 PARTY ACCESS.

         No Member shall have a right hereunder to receive or review any documents, data or other information of another Member, including documents, data or other information provided to the Office of the Interconnection, to the extent such documents, data or information have been designated as confidential pursuant to the procedures adopted by the Office of the Interconnection or to the extent that they have been designated as confidential by such other Member; provided, however, a Member may receive and review any composite documents, data and other information that may be developed based on such confidential documents, data or information if the composite does not disclose any individual Member's confidential data or information.

         18.17.2 REQUIRED DISCLOSURE.

         (a) Notwithstanding anything in the foregoing Section to the contrary, if a Member or the Office of the Interconnection is required by applicable law, or in the course of administrative or judicial proceedings, to disclose information that is otherwise required to be maintained in confidence pursuant to this Agreement, that Member or the Office of the Interconnection may make disclosure of such information; provided, however, that as soon as the Member or the Office of the Interconnection learns of the disclosure requirement and prior to making disclosure, that Member or the Office of the Interconnection shall notify the affected Member or Members of the requirement and the terms thereof and the affected Member or Members may direct, at their sole discretion and cost, any challenge to or defense against the disclosure requirement. The disclosing Member and the Office of the Interconnection shall cooperate with such affected Members to the maximum extent practicable to minimize the disclosure of the information consistent with applicable law. Each Member and the Office of the Interconnection shall cooperate with the affected Members to obtain proprietary or confidential treatment of such information by the person to whom such information is disclosed prior to any such disclosure.

     (b) The Office of the Interconnection shall endeavor to impose on any contractors retained to provide technical support or otherwise to assist with the implementation or administration of this Agreement a contractual duty of confidentiality consistent with this Agreement. A Member shall not be obligated to provide confidential or proprietary information to any contractor that does not assume such a duty of confidentiality, and the Office of the Interconnection shall not provide any such information to any such contractor without the express written permission of the Member providing the information.

     18.18 TERMINATION AND WITHDRAWAL.

         18.18.1 TERMINATION.

         Upon termination of this Agreement, final settlement for obligations under this Agreement shall include the accounting for the period ending with the last day of the last month for which the Agreement was effective.

         18.18.2 WITHDRAWAL.

         Subject to the requirements of Section 4.1(c) of this Agreement and
Section 1.4.6 of the Schedule 1 to this Agreement, any Member may withdraw from this Agreement upon 90 days notice to the Office of the Interconnection.

         18.18.3 WINDING UP.

         Any provision of this Agreement that expressly or by implication comes into or remains in force following the termination or expiration of this Agreement shall survive such termination or expiration. The surviving provisions shall include, but shall not be limited to: (i) those provisions necessary to permit the orderly conclusion, or continuation pursuant to another agreement, of transactions entered into prior to the decision to terminate this Agreement,
(ii) those provisions necessary to conduct final billing, collection, and accounting with respect to all matters arising hereunder, and (iii) the indemnification provisions as applicable to periods prior to such termination or expiration.

     IN WITNESS whereof, the Members have caused this Agreement to be executed by their duly authorized representatives.

SCHEDULE 1
PJM INTERCHANGE ENERGY MARKET
(Revises and replaces former Schedules 7.01 and 7.03)
Issued: June 2, 1997
Effective: April 1, 1998

1. MARKET OPERATIONS

     1.1 INTRODUCTION.

     This Schedule sets forth the scheduling, other procedures, and certain general provisions applicable to the operation of the PJM Interchange Energy Market within the PJM Control Area. This Schedule addresses each of the three time-frames pertinent to the daily operation of the PJM Interchange Energy
Market: Prescheduling, Scheduling, and Dispatch.

     1.2 COST-BASED OFFERS.

     Unless and until the FERC shall authorize the use of market-based prices in the PJM Interchange Energy Market, all offers for energy or other services to be sold on the PJM Interchange Energy Market from generating resources located within the PJM Control Area shall not exceed the variable cost of producing such energy or other service, as determined in accordance with Schedule 2 to this Agreement and applicable regulatory standards, requirements and determinations; provided that, a Market Seller may offer to the PJM Interchange Energy Market the right to call on energy from a resource the output of which has been sold on a bilateral basis, with the rate for such energy if called equal to the curtailment rate specified in the bilateral contract.

     1.3 DEFINITIONS.

         1.3.1 DISPATCH RATE.

         "Dispatch Rate" shall mean the control signal, expressed in dollars per megawatt-hour, calculated and transmitted continuously and dynamically to direct the output level of all generation resources dispatched by the Office of the Interconnection in accordance with the Offer Data.

         1.3.2 EQUIVALENT LOAD.

         "Equivalent Load" shall mean the sum of a Market Participant's net system requirements to serve its customer load in the PJM Control Area, if any, plus its net bilateral transactions.

         1.3.3 EXTERNAL MARKET BUYER.

         "External Market Buyer" shall mean a Market Buyer making purchases of energy from the PJM Interchange Energy Market for consumption by end-users outside the PJM Control Area, or for load in the Control Area that is not served by Network Transmission Service.

      1.3.4 EXTERNAL RESOURCE.

      "External Resource" shall mean a generation resource located outside the metered boundaries of the PJM Control Area.

         1.3.5 FIXED TRANSMISSION RIGHT.

         "Fixed Transmission Right" shall mean a number determined as specified in Section 5.2.2 of this Schedule.

         1.3.6 GENERATING MARKET BUYER.

         "Generating Market Buyer" shall mean an Internal Market Buyer that is a Load Serving Entity that owns or has contractual rights to the output of generation resources capable of serving the Market Buyer's load in the PJM Control Area, or of selling energy or related services in the PJM Interchange Energy Market or elsewhere.

         1.3.7 GENERATOR FORCED OUTAGE.

         "Generator Forced Outage" shall mean an immediate reduction in output or capacity or removal from service, in whole or in part, of a generating unit by reason of an Emergency or threatened Emergency, unanticipated failure, or other cause beyond the control of the owner or operator of the facility, as specified in the relevant portions of the PJM Manuals. A reduction in output or removal from service of a generating unit in response to changes in market conditions shall not constitute a Generator Forced Outage.

         1.3.8 GENERATOR MAINTENANCE OUTAGE.

         "Generator Maintenance Outage" shall mean the scheduled removal from service, in whole or in part, of a generating unit in order to perform necessary repairs on specific components of the facility, if removal of the facility meets the guidelines specified in the PJM Manuals.

         1.3.9 GENERATOR PLANNED OUTAGE.

         "Generator Planned Outage" shall mean the scheduled removal from service, in whole or in part, of a generating unit for inspection, maintenance or repair with the approval of the Office of the Interconnection in accordance with the PJM Manuals.

         1.3.10 INTERNAL MARKET BUYER.

         "Internal Market Buyer" shall mean a Market Buyer making purchases of energy from the PJM Interchange Energy Market for ultimate consumption by end-users inside the PJM Control Area that are served by Network Transmission Service.

         1.3.11 INADVERTENT INTERCHANGE.

         "Inadvertent Interchange" shall mean the difference between net actual energy flow and net scheduled energy flow into or out of the PJM Control Area, as determined and allocated each hour by the Office of the Interconnection in accordance with the procedures set forth in the PJM Manuals to each Electric Distributor that reports to the Office of the Interconnection its hourly net energy flows from metered tie lines.

         1.3.12 MARKET OPERATIONS CENTER.

         "Market Operations Center" shall mean the equipment, facilities and personnel used by or on behalf of a Market Participant to communicate and coordinate with the Office of the Interconnection in connection with transactions in the PJM Interchange Energy Market or the operation of the PJM Control Area.

         1.3.13 MAXIMUM GENERATION EMERGENCY.

         "Maximum Generation Emergency" shall mean an Emergency declared by the Office of the Interconnection in which the Office of the Interconnection anticipates requesting one or more Capacity Resources to operate at its maximum net or gross electrical power output, subject to the equipment stress limits for such Capacity Resource, in order to manage, alleviate, or end the Emergency.

         1.3.14 MINIMUM GENERATION EMERGENCY.

         "Minimum Generation Emergency" shall mean an Emergency declared by the Office of the Interconnection in which the Office of the Interconnection anticipates requesting one or more generating resources to operate at or below Normal Minimum Generation, in order to manage, alleviate, or end the Emergency.

         1.3.14A NERC INTERCHANGE DISTRIBUTION CALCULATOR.

         "NERC Interchange Distribution Calculator" shall mean the NERC mechanism that is in effect and being used to calculate the distribution of energy, over specific transmission interfaces, from energy transactions.

         1.3.15 NETWORK RESOURCE.

         "Network Resource" shall have the meaning specified in the PJM Tariff.

         1.3.16 NETWORK SERVICE USER.

         "Network Service User" shall mean an entity using Network Transmission Service.

         1.3.17 NETWORK TRANSMISSION SERVICE.

         "Network Transmission Service" shall mean transmission service provided pursuant to the rates, terms and conditions set forth in Part III of the PJM Tariff, or transmission service comparable to such service that is provided to a Load Serving Entity that is also a Regional Transmission Owner as that term is defined in the PJM Tariff.

         1.3.18 NORMAL MAXIMUM GENERATION.

         "Normal Maximum Generation" shall mean the highest output level of a generating resource under normal operating conditions.

         1.3.19 NORMAL MINIMUM GENERATION.

         "Normal Minimum Generation" shall mean the lowest output level of a generating resource under normal operating conditions.

         1.3.20 OFFER DATA.

         "Offer Data" shall mean the scheduling, operations planning, dispatch, new resource, and other data and information necessary to schedule and dispatch generation resources for the provision of energy and other services and the maintenance of the reliability and security of the transmission system in the PJM Control Area, and specified for submission to the PJM Interchange Energy Market for such purposes by the Office of the Interconnection.

         1.3.21 OFFICE OF THE INTERCONNECTION CONTROL CENTER.

         "Office of the Interconnection Control Center" shall mean the equipment, facilities and personnel used by the Office of the Interconnection to coordinate and direct the operation of the PJM Control Area and to administer the PJM Interchange Energy Market, including facilities and equipment used to communicate and coordinate with the Market Participants in connection with transactions in the PJM Interchange Energy Market or the operation of the PJM Control Area.

         1.3.22 OPERATING DAY.

         "Operating Day" shall mean the daily 24 hour period beginning at midnight for which transactions on the PJM Interchange Energy Market are scheduled.

         1.3.23 OPERATING MARGIN.

         "Operating Margin" shall mean the incremental adjustments, measured in megawatts, required in PJM Control Area operations in order to accommodate, on a first contingency basis, an operating contingency in the PJM Control Area resulting from operations in an interconnected Control Area. Such adjustments may result in constraints causing Transmission Congestion Charges, or may result in Ancillary Services charges pursuant to the PJM Tariff.

         1.3.24 OPERATING MARGIN CUSTOMER.

         "Operating Margin Customer" shall mean a Control Area purchasing Operating Margin pursuant to an agreement between such other Control Area and the LLC.

         1.3.25 PJM INTERCHANGE.

         "PJM Interchange" shall mean the following, as determined in accordance with the Schedules to this Agreement: (a) for a Market Participant that is a Network Service User, the amount by which its hourly Equivalent Load exceeds, or is exceeded by, the sum of the hourly outputs of its operating generating resources; or (b) for a Market Participant that is not a Network Service User, the amount of its Spot Market Backup; or (c) the hourly scheduled deliveries of Spot Market Energy by a Market Seller from an External Resource; or (d) the hourly net metered output of any other Market Seller; or (e) the hourly scheduled deliveries of Spot Market Energy to an External Market Buyer; or (f) the hourly scheduled deliveries to an Internal Market Buyer that is not a Network Service User.

         1.3.26 PJM INTERCHANGE EXPORT.

         "PJM Interchange Export" shall mean the following, as determined in accordance with the Schedules to this Agreement: (a) for a Market Participant that is a Network Service User, the amount by which its hourly Equivalent Load is exceeded by the sum of the hourly outputs of its operating generating resources; or (b) for a Market Participant that is not a Network Service User, the amount of its Spot Market Backup sales; or (c) the hourly scheduled deliveries of Spot Market Energy by a Market Seller from an External Resource; or (d) the hourly net metered output of any other Market Seller.

         1.3.27 PJM INTERCHANGE IMPORT.

         "PJM Interchange Import" shall mean the following, as determined in accordance with the Schedules to this Agreement: (a) for a Market Participant that is a Network Service User, the amount by which its hourly Equivalent Load exceeds the sum of the hourly outputs of its operating generating resources; or
(b) for a Market Participant that is not a Network Service User, the amount of its Spot Market Backup purchases; or (c) the hourly scheduled deliveries of Spot Market Energy to an External Market Buyer; or (d) the hourly scheduled deliveries to an Internal Market Buyer that is not a Network Service User.

         1.3.28 PJM OPEN ACCESS SAME-TIME INFORMATION SYSTEM.

         "PJM Open Access Same-time Information System" shall mean the electronic communication system for the collection and dissemination of information about transmission services in the PJM Control Area, established and operated by the Office of the Interconnection in accordance with FERC standards and requirements.

         1.3.29 POINT-TO-POINT TRANSMISSION SERVICE.

         "Point-to-Point Transmission Service" shall mean transmission service provided pursuant to the rates, terms and conditions set forth in Part II of the PJM Tariff.

         1.3.30 RAMPING CAPABILITY.

         "Ramping Capability" shall mean the sustained rate of change of generator output, in megawatts per minute.

         1.3.31 REGULATION.

         "Regulation" shall mean the capability of a specific generating unit with appropriate telecommunications, control and response capability to increase or decrease its output in response to a regulating control signal, in accordance with the specifications in the PJM Manuals.

         1.3.32 REGULATION CLASS.

         "Regulation Class" shall mean a subset of the generation units capable of providing Regulation to the PJM Control Area determined by a range of costs for providing Regulation as specified by the Office of the Interconnection using procedures specified in the PJM Manuals.

         1.3.32A SPOT MARKET BACKUP.

         "Spot Market Backup" shall mean the purchase of energy from, or the delivery of energy to, the PJM Interchange Energy Market in quantities sufficient to complete the delivery or receipt obligations of a bilateral contract that has been curtailed or interrupted for any reason.

         1.3.33 SPOT MARKET ENERGY.

         "Spot Market Energy" shall mean energy bought or sold by Market Participants through the PJM Interchange Energy Market at Locational Marginal Prices determined as specified in Section 2 of this Schedule.

         1.3.34 TRANSMISSION CONGESTION CHARGE.

         "Transmission Congestion Charge" shall mean a charge attributable to the increased cost of energy delivered at a given load bus when the transmission system serving that load bus is operating under constrained conditions, which shall be calculated and allocated as specified in Section 5.1 of this Schedule.


                                      5a

         1.3.35 TRANSMISSION CONGESTION CREDIT.

         "Transmission Congestion Credit" shall mean the allocated share of total Transmission Congestion Charges credited to each holder of Fixed Transmission Rights, calculated and allocated as specified in Section 5.2 of this Schedule.

         1.3.36 TRANSMISSION CUSTOMER.

         "Transmission Customer" shall mean an entity using Point-to-Point Transmission Service.

         1.3.37 TRANSMISSION FORCED OUTAGE.

         "Transmission Forced Outage" shall mean an immediate removal from service of a transmission facility by reason of an Emergency or threatened Emergency, unanticipated failure, or other cause beyond the control of the owner or operator of the transmission facility, as specified in the relevant portions of the PJM Manuals. A removal from service of a transmission facility at the request of the Office of the Interconnection to improve transmission capability shall not constitute a Forced Transmission Outage.

         1.3.37A TRANSMISSION LOADING RELIEF.

         "Transmission Loading Relief" shall mean NERC's procedures for preventing operating security limit violations, as implemented by PJM as the security coordinator responsible for maintaining transmission security for the PJM Control Area.

         1.3.37B TRANSMISSION LOADING RELIEF CUSTOMER.

         "Transmission Loading Relief Customer" shall mean a Member that, in accordance with Section 1.10.6A, has elected to pay Transmission Congestion Charges during Transmission Loading Relief in order to continue energy schedules over contract paths outside the PJM Control Area that are increasing the cost of energy in the PJM Control Area. [SUBJECT TO COMPLIANCE FILING TO 86 FERC (S) 61,015.]

         1.3.38 TRANSMISSION PLANNED OUTAGE.

         "Transmission Planned Outage" shall mean any transmission outage scheduled in advance for a pre-determined duration and which meets the notification requirements for such outages specified in the PJM Manuals.

     1.4 MARKET BUYERS.

         1.4.1 QUALIFICATION.

         (a) To become a Market Buyer, an entity shall submit an application to the Office of the Interconnection, in such form as shall be established by the Office of the Interconnection.

         (b) An applicant that is a Load Serving Entity or that will purchase on behalf of or for ultimate delivery to a Load Serving Entity shall establish to the satisfaction of the Office of the Interconnection that the end-users that will be served through energy and related services purchased in the PJM Interchange Energy Market, are located electrically within the PJM Control Area, or will be brought within the PJM Control Area prior to any purchases from the PJM Interchange Energy Market. Such applicant shall further demonstrate that:

         i) The Load Serving Entity for the end users is obligated to meet the requirements of the Reliability Assurance Agreement; and

        ii) The Load Serving Entity for the end users has arrangements in place for Network Transmission Service or Point-To-Point Transmission Service for all PJM Interchange Energy Market purchases.

         (c) An applicant that is not a Load Serving Entity or purchasing on behalf of or for ultimate delivery to a Load Serving Entity shall demonstrate that:

         i) The applicant has obtained or will obtain Network Transmission Service or

            Point-to-Point Transmission Service for all PJM Interchange Energy Market purchases; and

        ii) The applicant's PJM Interchange Energy Market purchases will ultimately be delivered to a load in another Control Area that is recognized by NERC and that complies with NERC's standards for operating and planning reliable bulk electric systems.

         (d) All applicants shall demonstrate that:

         i) The applicant is capable of complying with all applicable metering, data storage and transmission, and other reliability, operation, planning and accounting standards and requirements for the operation of the PJM Control Area and the PJM Interchange Energy Market;

        ii) The applicant meets the creditworthiness standards established by the Office of the Interconnection, or has provided a letter of credit or other form of security acceptable to the Office of the Interconnection; and

       iii) The applicant has paid all applicable fees and reimbursed the Office of the Interconnection for all unusual or extraordinary costs of processing and evaluating its application to become a Market Buyer, and has agreed in its application to subject any disputes arising from its application to the PJM Dispute Resolution Procedures.

         (e) The applicant shall become a Market Buyer upon a final favorable determination on its application by the Office of the Interconnection as specified below, and execution by the applicant of counterparts of this Agreement.

         1.4.2 SUBMISSION OF INFORMATION.

         The applicant shall furnish all information reasonably requested by the Office of the Interconnection in order to determine the applicant's qualification to be a Market Buyer. The Office of the Interconnection may waive the submission of information relating to any of the foregoing criteria, to the extent the information in the Office of the Interconnection's possession is sufficient to evaluate the application against such criteria.

         1.4.3 FEES AND COSTS.

         The Office of the Interconnection shall require all applicants to become a Market Buyer to pay a uniform application fee, initially in the amount of $1,500, to defray the ordinary costs of processing such applications. The application fee shall be revised from time to time as the Office of the Interconnection shall determine to be necessary to recover its ordinary costs of processing applications. Any unusual or extraordinary costs incurred by the Office of the Interconnection in processing an application shall be reimbursed by the applicant.

      1.4.4 OFFICE OF THE INTERCONNECTION DETERMINATION.

      Upon submission of the information specified above, and such other information as shall reasonably be requested by the Office of the Interconnection, the Office of the Interconnection shall undertake an evaluation and investigation to determine whether the applicant meets the criteria specified above. As soon as practicable, but in any event not later than 60 days after submission of the foregoing information, or such later date as may be necessary to satisfy the requirements of the Reliability Assurance Agreement, the Office of the Interconnection shall notify the applicant and the members of the Members Committee of its determination, along with a written summary of the basis for the determination. The Office of the Interconnection shall respond promptly to any reasonable and timely request by a Member for additional information regarding the basis for the Office of the Interconnection's determination, and shall take such action as it shall deem appropriate in response to any request for reconsideration or other action submitted to the Office of the Interconnection not later than 30 days from the initial notification to the Members Committee.

      1.4.5 EXISTING PARTICIPANTS.

      Any entity that was qualified to participate as a Market Buyer in the PJM Interchange Energy Market under the Operating Agreement of PJM Interconnection L.L.C. in effect immediately prior to the Effective Date shall continue to be qualified to participate as a Market Buyer in the PJM Interchange Energy Market under this Agreement.

      1.4.6 WITHDRAWAL.

      (a) An Internal Market Buyer that is a Load Serving Entity may withdraw from this Agreement by giving written notice to the Office of the Interconnection specifying an effective date of withdrawal not earlier than the effective date of (i) its withdrawal from the Reliability Assurance Agreement, or (ii) the assumption of its obligations under the Reliability Assurance Agreement by an agent that is a Market Buyer.

      (b) An External Market Buyer or an Internal Market Buyer that is not a Load Serving Entity may withdraw from this Agreement by giving written notice to the Office of the Interconnection specifying an effective date of withdrawal at least one day after the date of the notice .

      (c) Withdrawal from this Agreement shall not relieve a Market Buyer of any obligation to pay for electric energy or related services purchased from the PJM Interchange Energy Market prior to such withdrawal, to pay its share of any fees and charges incurred or assessed by the Office of the Interconnection prior to the date of such withdrawal, or to fulfill any obligation to provide indemnification for the consequences of acts, omissions or events occurring prior to such withdrawal; and provided, further, that withdrawal from this Agreement shall not relieve any Market Buyer of any obligations it may have under, or constitute withdrawal from, any other Related PJM Agreement.

     (d) A Market Buyer that has withdrawn from this Agreement may reapply to become a Market Buyer in accordance with the provisions of this Section 1.4, provided it is not in default of any obligation incurred under this Agreement.

      1.5 MARKET SELLERS.

          1.5.1 QUALIFICATION.

          A Member that demonstrates to the Office of the Interconnection that the Member meets the standards for the issuance of an order mandating the provision of transmission service under section 211 of the Federal Power Act, as amended by the Energy Policy Act of 1992, may become a Market Seller upon execution of this Agreement and submission to the Office of the Interconnection of the applicable Offer Data in accordance with the provisions of this Schedule. All Members that are Market Buyers shall become Market Sellers upon submission to the Office of the Interconnection of the applicable Offer Data in accordance with the provisions of this Schedule.

          1.5.2 WITHDRAWAL.

          (a) A Market Seller may withdraw from this Agreement by giving written notice to the Office of the Interconnection specifying an effective date of withdrawal at least one day after the date of the notice; provided, however, that withdrawal shall not relieve a Market Seller of any obligation to deliver electric energy or related services to the PJM Interchange Energy Market pursuant to an offer made prior to such withdrawal, to pay its share of any fees and charges incurred or assessed by the Office of the Interconnection prior to the date of such withdrawal, or to fulfill any obligation to provide indemnification for the consequences of acts, omissions, or events occurring prior to such withdrawal; and provided, further, that withdrawal shall not relieve any entity that is a Market Seller and is also a Market Buyer of any obligations it may have as a Market Buyer under, or constitute withdrawal as a Market Buyer from, this Agreement or any other Related PJM Agreement.

         (b) A Market Seller that has withdrawn from this Agreement may reapply to become a Market Seller at any time, provided it is not in default with respect to any obligation incurred under this Agreement.

      1.6 OFFICE OF THE INTERCONNECTION.

          1.6.1 OPERATION OF THE PJM INTERCHANGE ENERGY MARKET

      The Office of the Interconnection shall operate the PJM Interchange Energy Market in accordance with this Agreement. 1.6.2 SCOPE OF SERVICES. The Office of the Interconnection shall, on behalf of the Market Participants, perform the services pertaining to the PJM Interchange Energy Market specified in this Agreement, including but not limited to the following:

      i) Administer the PJM Interchange Energy Market as part of the PJM Control Area, including scheduling and dispatching of generation resources, accounting for transactions, rendering bills to the Market Participants, receiving payments from and disbursing payments to the Market Participants, maintaining appropriate records, and monitoring the compliance of Market Participants with the provisions of this Agreement, all in accordance with applicable provisions of the Office of the Interconnection Agreement, and the Schedules to this Agreement;

     ii) Review and evaluate the qualification of entities to be Market Buyers or Market Sellers under applicable provisions of this Agreement;

    iii) Coordinate, in accordance with applicable provisions of this Agreement, the Reliability Assurance Agreement, and the Transmission Owners Agreement, maintenance schedules for generation and transmission resources operated as part of the PJM Control Area;

     iv) Provide or coordinate the provision of ancillary services necessary for the operation of PJM Control Area or the PJM Interchange Energy Market;

      v) Determine and declare that an Emergency is expected to exist, exists, or has ceased to exist, in all or any part of the PJM Control Area, or in another Control Area interconnected directly or indirectly with the PJM Control Area, and serve as a primary point of contact for interested state or federal agencies;

     vi) Enter into (a) agreements for the transfer of energy in conditions constituting an Emergency in the PJM Control Area or in a Control Area interconnected with it, and the mutual provision of other support in such Emergency conditions with other Control Areas interconnected with the PJM Control Area, and (b) purchases of Emergency energy offered by Members from resources that are not Capacity Resources in conditions constituting an Emergency in the PJM Control Area;

    vii) Coordinate the curtailment or shedding of load, or other measures appropriate to alleviate an Emergency, in order to preserve reliability in accordance with NERC and MAAC principles, guidelines and standards, and to ensure the operation of the PJM Control Area in accordance with Good Utility Practice and the this Agreement;

   viii) Protect confidential information as specified in this Agreement; and

     ix) Send a representative to meetings of the Members Committee or other Committees, subcommittees, or working groups specified in this Agreement or formed by the Members Committee when requested to do so by the chair or other head of such committee or other group.

      1.6.3 RECORDS AND REPORTS.

      The Office of the Interconnection shall prepare and maintain such records and prepare such reports, including, but not limited to quarterly budget reports, as are required to document the performance of its obligations to the Market Participants hereunder in a form adopted by the Office of the Interconnection upon consideration of the advice and recommendations of the Members Committee. The Office of the Interconnection shall also produce special reports reasonably requested by the Members Committee and consistent with FERC's standards of conduct; provided, however, the Market Participants shall reimburse the Office of the Interconnection for the costs of producing any such report. Notwithstanding the foregoing, the Office of the Interconnection shall not be required to disclose confidential or commercially sensitive information in any such report.

      1.6.4 PJM MANUALS.

      The Office of the Interconnection shall prepare, maintain and update the PJM Manuals consistent with this Agreement. The PJM Manuals shall be available for inspection by the Market Participants, regulatory authorities with jurisdiction over the LLC or any Member, and the public.

      1.7 GENERAL.

          1.7.1 MARKET SELLERS.
          Only Market Sellers shall be eligible to submit offers to the Office of the Interconnection for the sale of electric energy or related services in the PJM Interchange Energy Market. Market Sellers shall comply with the prices, terms, and operating characteristics of all Offer Data submitted to and accepted by the PJM Interchange Energy Market.

      1.7.2 MARKET BUYERS.

      Only Market Buyers shall be eligible to purchase energy or related services in the PJM Interchange Energy Market. Market Buyers shall comply with all requirements for making purchases from the PJM Interchange Energy Market.

      1.7.3 AGENTS.

      A Market Participant may participate in the PJM Interchange Energy Market through an agent, provided that the Market Participant informs the Office of the Interconnection in advance in writing of the appointment of such agent. A Market Participant participating in the PJM Interchange Energy Market through an agent shall be bound by all of the acts or representations of such agent with respect to transactions in the PJM Interchange Energy Market, and shall ensure that any such agent complies with the requirements of this Agreement.

      1.7.4 GENERAL OBLIGATIONS OF THE MARKET PARTICIPANTS.

      (a) In performing its obligations to the Office of the Interconnection hereunder, each Market Participant shall at all times (i) follow Good Utility Practice, (ii) comply with all applicable laws and regulations, (iii) comply with the applicable principles, guidelines, standards and requirements of FERC, NERC and MAAC, (iv) comply with the procedures established for operation of the PJM Interchange Energy Market and PJM Control Area and (v) cooperate with the Office of the Interconnection as necessary for the operation of the PJM Control Area in a safe, reliable manner consistent with Good Utility Practice.

      (b) Market Participants shall undertake all operations in or affecting the PJM Interchange Energy Market and the PJM Control Area, including but not limited to compliance with all Emergency procedures, in accordance with the power and authority of the Office of the Interconnection with respect to the operation of the PJM Interchange Energy Market and the PJM Control Area as established in this Agreement, and as specified in the Schedules to this Agreement and the PJM Manuals. Failure to comply with the foregoing operational requirements shall subject a Market Participant to such reasonable charges or other remedies or sanctions for non-compliance as may be established by the PJM Board, including legal or regulatory proceedings as authorized by the PJM Board to enforce the obligations of this Agreement.

      (c) The Office of the Interconnection may establish such committees with a representative of each Market Participant, and the Market Participants agree to provide appropriately qualified personnel for such committees, as may be necessary for the Office of the Interconnection to perform its obligations hereunder.

     (d) All Market Participants shall provide to the Office of the Interconnection the scheduling and other information specified in the Schedules to this Agreement, and such other information as the Office of the Interconnection may reasonably require for the reliable and efficient operation of the PJM Control Area and the PJM Interchange Energy Market, and for compliance with applicable regulatory requirements for posting market and related information. Such information shall be provided as much in advance as possible, but in no event later than the deadlines established by the Schedules to this Agreement, or by the Office of the Interconnection in conformance with such Schedules. Such information shall include, but not be limited to, maintenance and other anticipated outages of generation or transmission facilities, scheduling and related information on bilateral transactions and self-scheduled resources, and implementation of active load management, interruption of load, and other load reduction measures. The Office of the Interconnection shall abide by appropriate requirements for the non-disclosure and protection of any confidential or proprietary information given to the Office of the Interconnection by a Market Participant. Each Market Participant shall maintain or cause to be maintained compatible information and communications systems, as specified by the Office of the Interconnection, required to transmit scheduling, dispatch, or other time-sensitive information to the Office of the Interconnection in a timely manner.

      (e) Each Market Participant shall install and operate, or shall otherwise arrange for, metering and related equipment capable of recording and transmitting all voice and data communications reasonably necessary for the Office of the Interconnection to perform the services specified in this Agreement. A Market Participant that elects to be separately billed for its PJM Interchange shall, to the extent necessary, be individually metered in accordance with Section 14 of this Agreement, or shall agree upon an allocation of PJM Interchange between it and the Market Participant through whose meters the unmetered Market Participant's PJM Interchange is delivered. The Office of the Interconnection shall be notified of the allocation by the foregoing Market Participants.

      (f) Each Market Participant shall operate, or shall cause to be operated, any generating resources owned or controlled by such Market Participant that are within the PJM Control Area or otherwise supplying energy to or through the PJM Control Area in a manner that is consistent with the standards, requirements or directions of the Office of the Interconnection and that will permit the Office of the Interconnection to perform its obligations under this Agreement; provided, however, no Market Participant shall be required to take any action that is inconsistent with Good Utility Practice or applicable law.

      (g) Each Market Participant shall follow the directions of the Office of the Interconnection to take actions to prevent, manage, alleviate or end an Emergency in a manner consistent with this Agreement and the procedures of the PJM Control Area as specified in the PJM Manuals.

      (h) Each Market Participant shall obtain and maintain all permits, licenses or approvals required for the Market Participant to participate in the PJM Interchange Energy Market in the manner contemplated by this Agreement.

      1.7.5 MARKET OPERATIONS CENTER.

      Each Market Participant shall maintain a Market Operations Center, or shall make appropriate arrangements for the performance of such services on its behalf. A Market Operations Center shall meet the performance, equipment, communications, staffing and training standards and requirements specified in this Agreement for the scheduling and completion of transactions in the PJM Interchange Energy Market and the maintenance of the reliable operation of the PJM Control Area, and shall be sufficient to enable (i) a Market Seller to perform all terms and conditions of its offers to the PJM Interchange Energy Market, and (ii) a Market Buyer to conform to the requirements for purchasing from the PJM Interchange Energy Market.

     1.7.6 SCHEDULING AND DISPATCHING.

     (a) The Office of the Interconnection shall schedule and dispatch generation economically on the basis of least-cost, security-constrained dispatch and the prices and operating characteristics offered by Market Sellers, continuing until sufficient generation is dispatched to serve the PJM Interchange Energy Market energy purchase requirements under normal system conditions of the Market Buyers, as well as the requirements of the PJM Control Area for ancillary services provided by such generation, in accordance with this Agreement. Scheduling and dispatch shall be conducted in accordance with this Agreement.

     (b) The Office of the Interconnection shall undertake to identify any conflict or incompatibility between the scheduling or other deadlines or specifications applicable to the PJM Interchange Energy Market, and any relevant procedures of another Control Area, or any tariff (including the PJM Tariff). Upon determining that any such conflict or incompatibility exists, the Office of the Interconnection shall propose tariff or procedural changes, and undertake such other efforts as may be appropriate, to resolve any such conflict or incompatibility.

     1.7.7 PRICING.

     The price paid for energy bought and sold in the PJM Interchange Energy Market will reflect the hourly Locational Marginal Price at each load and generation bus, determined by the Office of the Interconnection in accordance with this Agreement. Transmission Congestion Charges, which shall be determined by differences in Locational Marginal Prices in an hour caused by transmission constraints, shall be calculated and collected, and the revenues therefrom shall be disbursed, by the Office of the Interconnection in accordance with this Schedule.

     1.7.8 GENERATING MARKET BUYER RESOURCES.

     A Generating Market Buyer may elect to self-schedule its generation resources up to that Generating Market Buyer's Equivalent Load, in accordance with and subject to the procedures specified in this Schedule, and the accounting and billing requirements specified in Section 3 to this Schedule.

     1.7.9 DELIVERY TO AN EXTERNAL MARKET BUYER.

     A purchase of Spot Market Energy by an External Market Buyer shall be delivered to a bus or busses at the border of the PJM Control Area specified by the Office of the Interconnection, or to load in the Control Area that is not served by Network Transmission Service, using Point-to-Point Transmission Service paid for by the External Market Buyer. Further delivery of such energy shall be the responsibility of the External Market Buyer.

     1.7.10 OTHER TRANSACTIONS.

     (a) Market Participants may enter into bilateral contracts for the purchase or sale of electric energy to or from each other or any other entity, subject to the obligations of Market Participants to make Capacity Resources available for dispatch by the Office of the Interconnection. Bilateral arrangements that contemplate the physical transfer of energy to or from a Market Participant shall be reported to and coordinated with the Office of the Interconnection in accordance with this Schedule.

     (b) Market Participants shall have Spot Market Backup with respect to all bilateral transactions curtailed or interrupted for any reason (except for curtailments or interruptions through active load management for load located within the PJM Control Area); provided, however, that a Market Participant may elect in the day-ahead scheduling process not to have Spot Market Backup as specified in Section 1.10.1(d)(iv).

     (c) To the extent the Office of the Interconnection dispatches a Generating Market Buyer's generation resources, such Generating Market Buyer may elect to net the output of such resources against its hourly Equivalent Load. Such a Generating Market Buyer shall be deemed a buyer from the PJM Interchange Energy Market to the extent of its PJM Interchange Imports, and shall be deemed a seller to the PJM Interchange Energy Market to the extent of its PJM Interchange Exports.

     1.7.11 EMERGENCIES.

     The Office of the Interconnection, with the assistance of the Members'


dispatchers as it may request, shall be responsible for monitoring the operation of the PJM Control Area, for declaring the existence of an Emergency, and for directing the operations of Market Participants as necessary to manage, alleviate or end an Emergency. The standards, policies and procedures of the Office of the Interconnection for declaring the existence of an Emergency, including but not limited to a Minimum Generation Emergency, and for managing, alleviating or ending an Emergency, shall apply to all Members on a non-discriminatory basis. Actions by the Office of the Interconnection and the Market Participants shall be carried out in accordance with this Agreement, the NERC Operating Policies, MAAC reliability principles and standards, Good Utility Practice, and the PJM Manuals. A declaration that an Emergency exists or is likely to exist by the Office of the Interconnection shall be binding on all Market Participants until the Office of the Interconnection announces that the actual or threatened Emergency no longer exists. Consistent with existing contracts, all Market Participants shall comply with all directions from the Office of the Interconnection for the purpose of managing, alleviating or ending an Emergency. The Market Participants shall authorize the Office of the Interconnection to purchase or sell energy on their behalf to meet an Emergency, and otherwise to implement agreements with other Control Areas interconnected with the PJM Control Area for the mutual provision of service to meet an Emergency, in accordance with this Agreement.

      1.7.12 FEES AND CHARGES.

      Each Market Participant shall pay all fees and charges of the Office of the Interconnection for operation of the PJM Interchange Energy Market as determined by and allocated to the Market Participant by the Office of the Interconnection in accordance with Schedule 3.

     1.7.13 RELATIONSHIP TO PJM CONTROL AREA.

     The PJM Interchange Energy Market operates within and subject to the requirements for the operations of the PJM Control Area.



                                     14a

      1.7.14 PJM MANUALS.

      The Office of the Interconnection shall be responsible for maintaining, updating, and promulgating the PJM Manuals as they relate to the operation of the PJM Interchange Energy Market. The PJM Manuals, as they relate to the operation of the PJM Interchange Energy Market, shall conform and comply with this Agreement, NERC operating policies, and MAAC reliability principles, guidelines and standards, and shall be designed to facilitate administration of an efficient energy market within industry reliability standards and the physical capabilities of the PJM Control Area.

      1.7.15 CORRECTIVE ACTION.

      Consistent with Good Utility Practice, the Office of the Interconnection shall be authorized to direct or coordinate corrective action, whether or not specified in the PJM Manuals, as necessary to alleviate unusual conditions that threaten the integrity or reliability of the PJM Control Area or the regional power system.

     1.7.16 RECORDING.

     Subject to the requirements of applicable State or federal law, all voice communications with the Office of the Interconnection Control Center may be recorded by the Office of the Interconnection and any Market Participant communicating with the Office of the Interconnection Control Center, and each Market Participant hereby consents to such recording.

     1.7.17 OPERATING RESERVES.

     The Office of the Interconnection shall schedule to the Operating Reserve and load-following objectives of the PJM Control Area and the PJM Interchange Energy Market in scheduling resources pursuant to this Schedule. A table of Operating Reserve objectives is calculated seasonally for various peak load levels and eight weekly periods and is published in the PJM Manuals. Reserve levels are probabilistically determined based on the season's historical load forecasting error and expected generation mix (including typical Planned and Forced/Unplanned Outages).

     1.7.18 REGULATION.

     (a) Regulation shall be supplied from generators located within the metered electrical boundaries of the PJM Control Area. Generating Market Buyers, and Market Sellers offering Regulation, shall comply with applicable standards and requirements for Regulation capability and dispatch specified in the PJM Manuals.

     (b) The Office of the Interconnection shall obtain and maintain an amount of Regulation equal to the PJM Control Area Regulation objective as specified in the PJM Manuals.

     (c) The Regulation range of a unit shall be at least twice the amount of Regulation assigned.

     (d) A unit capable of automatic energy dispatch that is also providing Regulation shall have its energy dispatch range reduced by twice the amount of the Regulation provided. The amount of Regulation provided by a unit shall serve to redefine the Normal Minimum Generation and Normal Maximum Generation energy limits of that unit, in that the amount of Regulation shall be added to the unit's Normal Minimum Generation energy limit, and subtracted from its Normal Maximum Generation energy limit.

     (e) Qualified Regulation must satisfy the verification tests described in the PJM Manuals.

     1.7.19 RAMPING.

     A generator dispatched by the Office of the Interconnection pursuant to a control signal appropriate to increase or decrease the generator's megawatt output level shall be able to change output at the ramping rate specified in the Offer Data submitted to the Office of the Interconnection for that generator.

     1.7.20 COMMUNICATION AND OPERATING REQUIREMENTS.

     (a) Market Participants. Each Market Participant shall have, or shall arrange to have, its transactions in the PJM Interchange Energy Market subject to control by a Market Operations Center, with staffing and communications systems capable of real-time communication with the Office of the Interconnection during normal and Emergency conditions and of control of the Market Participant's relevant load or facilities sufficient to meet the requirements of the Market Participant's transactions with the PJM Interchange Energy Market, including but not limited to the following requirements as applicable.

     (b) Market Sellers selling from resources within the PJM Control Area shall: report to the Office of the Interconnection sources of energy available for operation; supply to the Office of the Interconnection all applicable Offer Data; report to the Office of the Interconnection units that are self-scheduled; report to the Office of the Interconnection bilateral sales transactions to buyers not within the PJM Control Area; confirm to the Office of the Interconnection bilateral sales to Market Buyers within the PJM Control Area; respond to the Office of the Interconnection's directives to start, shutdown or change output levels of generation units, or change scheduled voltages or reactive output levels; continuously maintain all Offer Data concurrent with on-line operating information; and ensure that, where so equipped, generating equipment is operated with control equipment functioning as specified in the PJM Manuals.

     (c) Market Sellers selling from resources outside the PJM Control Area shall: provide to the Office of the Interconnection all applicable Offer Data, including offers specifying amounts of energy available, hours of availability and prices of energy and other services; respond to Office of the Interconnection directives to schedule delivery or change delivery schedules; and communicate delivery schedules to the Market Seller's Control Area.

     (d) Market Participants that are Load Serving Entities or purchasing on behalf of Load Serving Entities shall: provide to the Office of the Interconnection forecasts of load to be served as required by the Office of the Interconnection; respond to Office of the Interconnection directives for load management steps; report to the Office of the Interconnection Capacity Resources to satisfy capacity obligations that are available for pool operation; report to the Office of the Interconnection all bilateral purchase transactions; respond to other Office of the Interconnection directives such as those required during Emergency operation.

     (e) Market Participants that are not Load Serving Entities or purchasing on behalf of Load Serving Entities shall: provide to the Office of the Interconnection requests to purchase specified amounts of energy for each hour of the Operating Day during which it intends to purchase from the PJM Interchange Energy Market, along with Dispatch Rate levels above which it does not desire to purchase; respond to other Office of the Interconnection directives such as those required during Emergency operation.

     1.7.21 MULTI-SETTLEMENT SYSTEM.

     The PJM Interchange Energy Market shall be enhanced by an amendment to this Schedule, to be filed with FERC not later than December 31, 1997, that will provide for the implementation of a multi-settlement system as soon thereafter as shall be determined by the Office of the Interconnection to be reasonably practical. Such a system will provide an opportunity for Market Participants to commit and obtain commitments to energy prices and transmission congestion charges at certain specified deadlines in advance of the Office of the Interconnection's real-time dispatch. The Members specified in Section 11.5(c) of the Agreement, working with the Office of the Interconnection, shall develop the details of the implementation of such a multi-settlement system.

     1.8 SELECTION, SCHEDULING AND DISPATCH PROCEDURE ADJUSTMENT PROCESS.

         1.8.1 PJM DISPUTE RESOLUTION AGREEMENT.

         Subject to the condition specified below, any Member adversely affected by a decision of the Office of the Interconnection with respect to the operation of the PJM Interchange Energy Market, including the qualification of an entity to participate in that market as a buyer or seller, make seek such relief as may be appropriate under the PJM Dispute Resolution Procedures on the grounds that such decision does not have an adequate basis in fact or does not conform to the requirements of this Agreement.

         1.8.2 MARKET OR CONTROL AREA HOURLY OPERATIONAL DISPUTES.

         (a) Market Participants shall comply with all determinations of the Office of the Interconnection on the selection, scheduling or dispatch of resources in the PJM Interchange Energy Market, or to meet the operational requirements of the PJM Control Area. Complaints arising from or relating to such determinations shall be brought to the attention of the Office of the Interconnection not later than the end of the fifth business day after the end of the Operating Day to which the selection or scheduling relates, or in which the scheduling or dispatch took place, and shall include, if practicable, a proposed resolution of the complaint. Upon receiving notification of the dispute, the Office of the Interconnection and the Market Participant raising the dispute shall exert their best efforts to obtain and retain all data and other information relating to the matter in dispute, and to notify other Market Participants that are likely to be affected by the proposed resolution. Subject to confidentiality or other non-disclosure requirements, representatives of the Office of the Interconnection, the Market Participant raising the dispute, and other interested Market Participants, shall meet within three business days of the foregoing notification, or at such other or further times as the Office of the Interconnection and the Market Participants may agree, to review the relevant facts, and to seek agreement on a resolution of the dispute.

          (b) If the Office of the Interconnection determines that the matter in dispute discloses a defect in operating policies, practices or procedures subject to the discretion of the Office of the Interconnection, the Office of the Interconnection shall implement such changes as it deems appropriate and shall so notify the Members Committee. Alternatively, the Office of the Interconnection may notify the Members Committee of a proposed change and solicit the comments or other input of the Members.

(c) If either the Office of the Interconnection, the Market Participant raising the dispute, or another affected Market Participant believes that the matter in dispute has not been adequately resolved, or discloses a need for changes in standards or policies established in or pursuant to the Operating Agreement, any of the foregoing parties may make a written request for review of the matter by the Members Committee, and shall include with the request the forwarding party's recommendation and such data or information (subject to confidentiality or other non-disclosure requirements) as would enable the Members Committee to assess the matter and the recommendation. The Members Committee shall take such action on the recommendation as it shall deem appropriate.

          (d) Subject to the right of a Market Participant to obtain correction of accounting or billing errors, the LLC or a Market Participant shall not be entitled to actual, compensatory, consequential or punitive damages, opportunity costs, or other form of reimbursement from the LLC or any other Market Participant for any loss, liability or claim, including any claim for lost profits, incurred as a result of a mistake, error or other fault by the Office of the Interconnection in the selection, scheduling or dispatch of resources.

      1.9 PRESCHEDULING.

      The following procedures and principles shall govern the prescheduling activities necessary to plan for the reliable operation of the PJM Control Area and for the efficient operation of the PJM Interchange Energy Market.

          1.9.1 OUTAGE SCHEDULING.

          The Office of the Interconnection shall be responsible for coordinating and approving requests for outages of generation and transmission facilities as necessary for the reliable operation of the PJM Control Area, in accordance with the PJM Manuals. The Office of the Interconnection shall maintain records of outages and outage requests of these facilities.

          1.9.2 PLANNED OUTAGES.

          (a) A Generator Planned Outage shall be included in Generator Planned Outage schedules established prior to the scheduled start date for the outage, in accordance with standards and procedures specified in the PJM Manuals.

          (b) The Office of the Interconnection shall conduct Generator Planned Outage scheduling for Capacity Resources in accordance with the Reliability Assurance Agreement and the PJM Manuals and in consultation with the Members owning or controlling the output of Capacity Resources. A Market Participant shall not be expected to submit offers for the sale of energy or other services, or to satisfy delivery obligations, from all or part of a generation resource undergoing an approved Generator Planned Outage. If the Office of the Interconnection determines that approval of a Generator Planned Outage would significantly affect the reliable operation of the PJM Control Area, the Office of the Interconnection may withhold approval or withdraw a prior approval. Approval for a Generator Planned Outage of a Capacity Resource shall be withheld or withdrawn only as necessary to ensure the adequacy of reserves or the reliability of the PJM Control Area in connection with anticipated implementation or avoidance of Emergency procedures. If the Office of the Interconnection withholds or withdraws approval, it shall coordinate with the Market Participant owning or controlling the resource to reschedule the Generator Planned Outage of the Capacity Resource at the earliest practical time. The Office of the Interconnection shall if possible propose alternative schedules with the intent of minimizing the economic impact on the Market Participant of a Generator Planned Outage.

         (c) The Office of the Interconnection shall conduct Planned Transmission Outage scheduling in accordance with procedures specified in the Transmission Owners Agreement and the PJM Manuals. If the Office of the Interconnection determines that transmission maintenance schedules proposed by one or more Members would significantly affect the efficient and reliable operation of the PJM Control Area, the Office of the Interconnection may propose alternative schedules, but such alternative shall minimize the economic impact on the Member or Members whose maintenance schedules the Office of the Interconnection proposes to modify.

         The Office of the Interconnection shall coordinate resolution of outage or other planning conflicts that may give rise to unreliable system conditions. The Members shall comply with all maintenance schedules established by the Office of the Interconnection.

         1.9.3 GENERATOR MAINTENANCE OUTAGES

         A Market Participant may request approval for a Generator Maintenance Outage of any Capacity Resource from the Office of the Interconnection in accordance with the timetable and other procedures specified in the PJM Manuals. The Office of the Interconnection shall approve requests for Generator Maintenance Outages for a Capacity Resource unless the outage would threaten the adequacy of reserves in, or the reliability of, the PJM Control Area. A Market Participant shall not be expected to submit offers for the sale of energy or other services, or to satisfy delivery obligations, from a generation resource undergoing an approved full or partial Generator Maintenance Outage.

         1.9.4 FORCED OUTAGES

         (a) Each Market Seller that owns or controls a pool-scheduled resource, or Capacity Resource whether or not pool-scheduled, shall: (i) advise the Office of the Interconnection of a Generator Forced Outage suffered or anticipated to be suffered by any such resource as promptly as possible; (ii) provide the Office of the Interconnection with the expected date and time that the resource will be made available; and (iii) make a record of the events and circumstances giving rise to the Generator Forced Outage. A Market Seller shall not be expected to submit offers for the sale of energy or other services, or satisfy delivery obligations, from a generation resource undergoing a Generator Forced Outage. A Capacity Resource that does not deliver all or part of its scheduled energy shall be deemed to have experienced a Generator Forced Outage with respect to such undelivered energy, in accordance with standards and procedures for full and partial Generator Forced Outages specified in the Reliability Assurance Agreement and the PJM Manuals.

         (b) The Office of the Interconnection shall receive notification of Forced Transmission Outages, and information on the return to service, of Transmission Facilities in the PJM Control Area in accordance with standards and procedures specified in the Transmission Owners Agreement and the PJM Manuals.

         1.9.5 MARKET PARTICIPANT RESPONSIBILITIES.

         Each Market Participant making a bilateral sale covering a period greater than the following Operating Day from a generating resource located within the PJM Control Area for delivery outside the PJM Control Area shall furnish to the Office of the Interconnection, in the form and manner specified in the PJM Manuals, information regarding the source of the energy, the load sink, the energy schedule, and the amount of energy being delivered.

         1.9.6 INTERNAL MARKET BUYER RESPONSIBILITIES.

         Each Internal Market Buyer making a bilateral purchase covering a period greater than the following Operating Day shall furnish to the Office of the Interconnection, in the form an manner specified in the PJM Manuals, information regarding the source of the energy, the load sink, the energy schedule, and the amount of energy being delivered. Each Internal Market Buyer shall provide the Office of the Interconnection with details of any load management agreements with customers that allow the Office of the Interconnection to reduce load under specified circumstances.

         1.9.7 MARKET SELLER RESPONSIBILITIES

         (a) Not less than 30 days before a Market Seller's initial offer to sell energy from a given generation resource on the PJM Interchange Energy Market, the Market Seller shall furnish to the Office of the Interconnection the information specified in the Offer Data for new generation resources.

         (b) Market Sellers authorized and intending to request market-based start-up and no-load fees in their Offer Data shall submit a specification of such fees to the Office of the Interconnection for each generating unit as to which the Market Seller intends to request such fees. Any such specification shall be submitted on or before March 31 for the period April 1 through September 30, and on or before September 30 for the period October 1 through March 31, and shall remain in effect without change throughout each such period for which a specification was submitted. The Office of the Interconnection shall reject any request for start-up and no-load fees in a Market Seller's Offer Data that does not conform to the Market Seller's specification on file with the Office of the Interconnection.

     1.9.8 OFFICE OF THE INTERCONNECTION RESPONSIBILITIES

     (a) The Office of the Interconnection shall perform seasonal operating studies to assess the forecasted adequacy of generating reserves and of the transmission system, in accordance with the procedures specified in the PJM Manuals.

     (b) The Office of the Interconnection shall maintain and update tables setting forth Operating Reserve and other reserve objectives as specified in the PJM Manuals.

     (c) The Office of the Interconnection shall receive and process requests for firm and non-firm transmission service in accordance with procedures specified in the PJM Tariff.

     (d) The Office of the Interconnection shall maintain such data and information relating to generation and transmission facilities in the PJM Control Area as may be necessary or appropriate to conduct the scheduling and dispatch of the PJM Interchange Energy Market and PJM Control Area.

     (e) The Office of the Interconnection shall coordinate with other interconnected Control Area as necessary to manage, alleviate or end an Emergency.

     1.10 SCHEDULING.

     The following scheduling procedures and principles shall govern the commitment of resources to the PJM Interchange Energy Market over a period extending from one week to one day prior to the Operating Day that transactions are to take place. Scheduling encompasses the day-ahead and hourly scheduling process, through which the Office of the Interconnection determines, based on changing forecasts of conditions and actions by Market Participants and system constraints, a plan to serve the hourly energy and reserve requirements of the Internal Market Buyers and the purchase requests of the External Market Buyers in the least costly manner, subject to maintaining the reliability of the PJM Control Area. Scheduling shall be conducted as specified below, subject to the following condition. If the Office of the Interconnection's forecast for the next seven days projects a likelihood of Emergency conditions, the Office of the Interconnection may commit, for all or part of such seven day period, to the use of generation resources with notification or start-up times greater than one day as necessary in order to alleviate or mitigate such Emergency, in accordance with the Market Sellers' offers for such units for such periods and the specifications in the PJM Manuals.

          1.10.1 DAY-AHEAD SCHEDULING.

          The following actions shall occur not later than 12:00 noon on the day before the Operating Day for which transactions are being scheduled.

          (a) Each Market Participant that is a Load Serving Entity or purchasing on behalf of a Load Serving Entity shall submit to the Office of the Interconnection forecasts of its customer loads for the next Operating Day as required by the PJM Manuals. If a Market Participant expects to curtail load at a specific Dispatch Rate, it should specify the Dispatch Rate and estimated load curtailment.

          (b) Each Market Participant that is not a Load Serving Entity or purchasing on behalf of a Load Serving Entity shall submit to the Office of the Interconnection requests to purchase specified amounts of energy for each hour of the Operating Day during which it intends to purchase from the PJM Interchange Energy Market, along with Dispatch Rate levels above which it does not desire to purchase, in accordance with the specifications set forth in the PJM Manuals.

          (c) Each Generating Market Buyer shall submit to the Office of the
Interconnection: (i) hourly schedules for resource increments, including hydropower units, self-scheduled by the Market Buyer to meet its Equivalent Load; and (ii) the Dispatch Rate at which each such self-scheduled resource will disconnect or reduce output, or confirmation of the Market Buyer's intent not to reduce output.

          (d) All Market Participants shall submit to the Office of the Interconnection schedules for any bilateral transactions involving use of generation or Transmission Facilities as specified below, and shall inform the Office of the Interconnection if the parties to the transaction are not willing to incur Transmission Congestion Charges in order to complete any such scheduled bilateral transaction. Scheduling of bilateral transactions shall be conducted in accordance with the specifications in the PJM Manuals and the following requirements:

          i) Internal Market Buyers shall submit schedules for all bilateral purchases for delivery within the PJM Control Area, whether from generation resources inside or outside the PJM Control Area;

         ii) Market Sellers shall submit schedules for bilateral sales to entities outside the PJM Control Area from generation within the PJM Control Area; and

        iii) In addition to the foregoing schedules for bilateral transactions, Market Participants shall submit confirmations of each scheduled bilateral transaction from each other party to the transaction in addition to the party submitting the schedule, or the adjacent Control Area.

         iv) Market Participants shall specify any bilateral transactions from sources inside the PJM Control Area for delivery to load outside the PJM Control Area that are not to have Spot Market Backup, provided that the sources for such transactions shall not be Capacity Resources and shall be subject to imbalance payments in accordance with an interconnection or other agreement with the LLC.

         (e) Market Sellers wishing to sell on the PJM Interchange Energy Market shall submit offers for the supply of energy (including energy from hydropower units), Regulation, Operating Reserves or other services for the following Operating Day. Offers shall be submitted to the Office of the Interconnection in the form specified by the Office of the Interconnection and shall contain the information specified in the Office of the Interconnection's Offer Data specification, as applicable. Market Sellers owning or controlling the output of a Capacity Resource that has not been rendered unavailable by a Generation Planned Outage, a Generator Maintenance Outage, or a Generation Forced Outage shall submit offers for the available capacity of such Capacity Resource, including any portion that is self-scheduled by the Generating Market Buyer claiming the resource as a Capacity Resource. The submission of offers for resource increments that are not Capacity Resources shall be optional, but any such offers must contain the information specified in the Office of the Interconnection's Offer Data specification, as applicable. Energy offered from generation resources that are not Capacity Resources shall not be supplied from resources that are included in or otherwise committed to supply the Operating Reserves of another Control Area. The foregoing offers:

         i) Shall specify the generation resource and energy for each hour in the offer period;

        ii) Shall specify the amounts and prices for the entire Operating Day for each resource component offered by the Market Seller to the Office of the Interconnection;

       iii) If based on energy from a specific generating unit, may specify start-up and no-load fees equal to the specification of such fees for such unit on file with the Office of the Interconnection;

        iv) Shall set forth any special conditions upon which the Market Seller proposes to supply a resource increment, including any curtailment rate specified in a bilateral contract for the output of the resource, or any cancellation fees;

         v) May include a schedule of offers for prices and operating data contingent on acceptance by the deadline specified in this Schedule, with a second schedule applicable if accepted after the foregoing deadline;

        vi) Shall constitute an offer to submit the resource increment to the Office of the Interconnection for scheduling and dispatch in accordance with the terms of the offer, which offer shall remain open through the Operating Day for which the offer is submitted;


                                      22a

       vii) Shall be final as to the price or prices at which the Market Seller proposes to supply energy or other services to the PJM Interchange Energy Market, such price or prices being guaranteed by the Market Seller for the period extending through the end of the following Operating Day; and

      viii) Shall not exceed an energy offer price of $1,000/megawatt-hour.

        (f) A Market Seller that wishes to sell Regulation service shall submit an offer for Regulation that shall specify the MW of Regulation being offered and the Regulation Class from which such Regulation is being offered. The range of costs defining Regulation Classes, and the average cost for each Regulation Class, shall be determined periodically by the Office of the Interconnection on the basis of prior energy bid prices and appropriate fuel indices, in accordance with procedures specified in the PJM Manuals. Qualified Regulation capability must satisfy the verification tests specified in the PJM Manuals.

        (g) Each Market Seller owning or controlling the output of a Capacity Resource shall submit a forecast of the availability of each such Capacity Resource for the next seven days. A Market Seller (i) may submit a non-binding forecast of the price at which it expects to offer a generation resource increment to the Office of the Interconnection over the next seven days, and
(ii) shall submit a binding offer for energy, along with start-up and no-load fees, if any, for the next seven days or part thereof, for any generation resource with minimum notification or start-up requirement greater than 24 hours.

        (h) Each offer by a Market Seller of a Capacity Resource shall remain in effect for subsequent Operating Days until superseded or canceled.

        (i) The Office of the Interconnection shall post on the PJM Open Access Same-time Information System its estimate of the combined hourly load of the Market Buyers for the next four days, and peak load forecasts for an additional three days.

        1.10.2 POOL-SCHEDULED RESOURCES.

        Pool-scheduled resources shall be governed by the following principles and procedures.

        (a) Pool-scheduled resources shall be selected by the Office of the Interconnection on the basis of the prices offered for energy and related services, start-up, no-load and cancellation fees, and the specified operating characteristics, offered by Market Sellers to the Office of the Interconnection by the 12:00 noon offer deadline.

        (b) A resource that is scheduled by a Market Participant to support a bilateral sale, or that is self-scheduled by a Generating Market Buyer, shall not be selected by the Office of the Interconnection as a pool-scheduled resource except in an Emergency.

        (c) Market Sellers offering energy from hydropower or other facilities with fuel or environmental limitations may submit data to the Office of the Interconnection that is sufficient to enable the Office of the Interconnection to determine the available operating hours of such facilities.

        (d) The Market Seller of a resource selected as a pool-scheduled resource shall receive payments or credits for energy or related services, or for start-up and no-load fees, from the Office of the Interconnection on behalf of the Market Buyers in accordance with Section 3 of this Schedule 1. Alternatively, the Market Seller shall receive, in lieu of start-up and no-load fees, its actual costs incurred, if any, up to a cap of the resource's start-up cost, if the Office of the Interconnection cancels its selection of the resource as a pool-scheduled resource and so notifies the Market Seller before the resource is synchronized.

        (e) Market Participants shall make available their pool-scheduled resources to the Office of the Interconnection for coordinated operation to supply the needs of the PJM Control Area for Operating Reserves.

        1.10.3 SELF-SCHEDULED RESOURCES.

        Self-scheduled resources shall be governed by the following principles and procedures.

        (a) Each Generating Market Buyer shall use all reasonable efforts, consistent with Good Utility Practice, not to self-schedule resources in excess of its Equivalent Load.

        (b) The offered prices of resources that are self-scheduled, or otherwise not following the dispatch orders of the Office of the Interconnection, shall not be considered by the Office of the Interconnection in determining Locational Marginal Prices.

        (c) Market Participants shall make available their self-scheduled resources to the Office of the Interconnection for coordinated operation to supply the needs of the PJM Control Area for Operating Reserves.

        1.10.4 CAPACITY RESOURCES.

        (a) A Capacity Resource selected as a pool-scheduled resource shall be made available for scheduling and dispatch at the direction of the Office of the Interconnection. A Capacity Resource that does not deliver energy as scheduled shall be deemed to have experienced a Generator Forced Outage to the extent of such energy not delivered.

        (b) Energy from a Capacity Resource that has not been selected as a pool-scheduled resource may be sold on a bilateral basis by the Market Seller, or may be self-scheduled. A Capacity Resource that has not been selected as a pool-scheduled resource and that has been sold on a bilateral basis must be made available upon request to the Office of the Interconnection for scheduling and dispatch if the Office of the Interconnection declares a Maximum Generation Emergency. Any such resource so scheduled and dispatched shall receive the applicable Locational Marginal Price for energy delivered.

        (c) A Capacity Resource that has been self-scheduled shall not receive payments or credits for start-up or no-load fees.

        1.10.5 EXTERNAL RESOURCES.

        (a) External Resources may submit offers to the PJM Interchange Energy Market, in accordance with the day-ahead scheduling process specified above. An External Resource selected as a pool-scheduled resource shall be made available for scheduling and dispatch at the direction of the Office of the Interconnection, and except as specified below shall be compensated on the same basis as other pool-scheduled resources. External Resources that are not capable of dynamic dispatch shall, if selected by the Office of the Interconnection on the basis of the Market Seller's Offer Data, be block loaded on an hourly scheduled basis. Market Sellers shall offer External Resources to the PJM Interchange Energy Market on either a resource-specific or an aggregated resource basis.

        (b) Offers for External Resources from an aggregation of two or more generating units shall so indicate, and shall specify, in accordance with the Offer Data requirements specified by the Office of the Interconnection: (i) energy prices; (ii) hours of energy availability; (iii) a minimum dispatch level; (iv) a maximum dispatch level; and (v) unless such information has previously been made available to the Office of the Interconnection, sufficient information, as specified in the PJM Manuals, to enable the Office of the Interconnection to model the flow into the PJM Control Area of any energy from the External Resources scheduled in accordance with the Offer Data. If a Market Seller submits more than one offer on an aggregated resource basis, the withdrawal of any such offer shall be deemed a withdrawal of all higher priced offers for the same period.

        (c) Offers for External Resources on a resource-specific basis shall specify the resource being offered, along with the information specified in the Offer Data as applicable. A Market Seller offering an External Resource on a resource-specific basis that does not deliver energy as schedule by the Office of the Interconnection shall be assessed a non-delivery charge as specified below, unless the resource being offered has suffered a Generator Forced Outage. The burden shall be on the Market Seller to demonstrate to the reasonable satisfaction of the Office of the Interconnection that the resource being offered has experience a Generator Forced Outage.

        (d) Subject to the conditions specified in this paragraph, the non-delivery charge for External Resources that do not deliver energy as schedule shall be calculated hourly as follows: Pro-rated start-up plus hourly no-load fees specified in the Offer Data + [offered minimum dispatch level * (Locational Marginal Price - offered energy price) * 110%]. For purposes of the foregoing calculation: (i) the Locational Marginal Price shall be the Locational Marginal Price at the buses at which the energy from the External Resource should have been delivered to the PJM Control Area; (ii) if the Locational Marginal Price less the offered energy price is less than zero, this difference shall be set to zero; (iii) start-up and no-load fees shall be subject to the requirements of the Schedule; and (iv) the non-delivery charge shall not be assessed for energy the delivery of which is curtailed by a control area operator. Payments or credits for non-delivery charges shall be used by the Office of the Interconnection to reduce or offset PJM Control Area costs for Operating Reserves.

        1.10.6 EXTERNAL MARKET BUYERS.

        (a) Deliveries to an External Market Buyer not subject to dynamic dispatch by the Office of the Interconnection shall be delivered on a block loaded basis to the load bus or busses at the border of the PJM Control Area, or in the PJM Control Area with respect to an External Market Buyer's load within the PJM Control Area not served by Network Service, at which the energy is delivered to or for the External Market Buyer. External Market Buyers shall be charged the Locational Marginal Price for energy at the foregoing load bus or busses.

        (b) An External Market Buyer's hourly schedules for energy purchased from the PJM Interchange Energy Market shall conform to the ramping and other applicable requirements of the interconnection agreement between the PJM Control Area and the Control Area to which, whether as an intermediate or final point of delivery, the purchased energy will initially be delivered.

        (c) The Office of the Interconnection shall curtail deliveries to an External Market Buyer if necessary to maintain appropriate reserve levels for the PJM Control Area as defined in the PJM Manuals, or to avoid shedding load in the PJM Control Area.

        (d) An external Market Buyer that does not take delivery of the amounts of energy specified in its request to purchase shall be assessed a non-delivery charge, or if using Point-to-Point service within the PJM Control Area shall pay for imbalance service as specified in the Tariff. The non-delivery charge shall be calculated as the summation of all applicable busses of the product of (i) the Locational Marginal Price at each load bus at which delivery was not taken, times (ii) the amount of energy not taken each hour at such bus. The non-delivery charge shall not apply to deliveries curtailed be a control area operator, or for periods when the Dispatch Rate exceeds the maximum value specified by the External Market Buyer in accordance with this Schedule. Payments or credits for non-delivery charges shall be used by the Office of the Interconnection to reduce or offset PJM Control Area costs for Operating Reserves.

        1.10.6A TRANSMISSION LOADING RELIEF CUSTOMERS.

        (a) A Member that desires to elect to pay Transmission Congestion Charges in order to continue its energy schedules during an Operating Day over contract paths outside the PJM Control Area in the event that PJM initiates Transmission Loading Relief that otherwise would cause PJM to request security coordinators to curtail such Member's energy schedules shall:

        (i) enter its election on OASIS by 12:00 p.m. of the day before the Operating Day, in accordance with procedures established by PJM, which election shall be applicable for the entire Operating Day; and (ii) if PJM initiates Transmission Loading Relief, provide to PJM, at such time and in accordance with procedures established by PJM, the hourly integrated energy schedules that impacted the PJM Control Area (as indicated from the NERC Interchange Distribution Calculator) during the Transmission Loading Relief.

        (b) If a Member has made the election specified in Section (a), then PJM shall not request security coordinators to curtail such Member's energy transactions, except as may be necessary to respond to Emergencies. [SUBJECT TO COMPLIANCE FILING TO 86 FERC ' 61,015.]

1.10.7 BILATERAL TRANSACTIONS.

        Bilateral transactions as to which the parties have notified the Office of the Interconnection by 12:00 p.m. of the day before the Operating Day that they are not willing to incur Transmission Congestion Charges shall be curtailed by the Office of the Interconnection as necessary to reduce or alleviate transmission congestion. Bilateral transactions willing to incur congestion charges shall continue to be implemented during periods of congestion, except as may be necessary to respond to Emergencies.

           1.10.8 OFFICE OF THE INTERCONNECTION RESPONSIBILITIES.

           (a) The Office of the Interconnection shall use its best efforts to determine the least-cost means of satisfying the projected hourly requirements for energy, Operating Reserves, and other ancillary services of the Market Buyers, including the reliability requirements of the PJM Control Area. In making this determination, the Office of the Interconnection shall take into account: (i) the Office of the Interconnection's forecasts of PJM Interchange Energy Market and PJM Control Area energy requirements, giving due consideration to the energy requirement forecasts and purchase requests submitted by Market Buyers; (ii) the offers submitted by Market Sellers; (iii) the availability of limited energy resources; (iv) the capacity, location, and other relevant characteristics of self-scheduled resources; (v) the objectives of the PJM Control Area for Operating Reserves, as specified in the PJM Manuals; (vi) the requirements of the PJM Control Area for Regulation and other ancillary services, as specified in the PJM Manuals; (vii) the benefits of avoiding or minimizing transmission constraint control operations, as specified in the PJM Manuals; and (viii) such other factors as the Office of the Interconnection reasonably concludes are relevant to the foregoing determination. The Office of the Interconnection shall develop a schedule of generation resources based on the foregoing determination. The Office of the Interconnection shall report the planned schedule for a hydropower resource to the operator of that resource as necessary for plant safety and security, and legal limitations on pond elevations.

           (b) Not later than 4:00 p.m. of the day before each Operating Day, or such earlier deadline as may be specified by the Office of the Interconnection in the PJM Manuals, the Office of the Interconnection shall: (i) post on the PJM Open Access Same-time Information System its forecast of the location and duration of any expected transmission congestion, and of the range of differences in Locational Marginal Prices between major subareas of the PJM Control Area expected to result from such transmission congestion; and (ii) inform each Market Seller whether its offer or offers have been accepted.

           (c) The Office of the Interconnection shall revise its schedule of generation resources to reflect updated projections of load, conditions affecting electric system operations in the PJM Control Area, the availability of and constraints on limited energy and other resources, transmission constraints, and other relevant factors. The Office of the Interconnection shall post on the PJM Open Access Same-time Information System at times specified in the PJM Manuals a revised forecast of the location and duration of any expected transmission congestion, and of the range of differences in Locational Marginal Prices between major subareas of the PJM Control Area expected to result from such transmission congestion.

           1.10.9 HOURLY SCHEDULING

           (a) Following the initial posting of the Office of the Interconnection's transmission congestion forecast, and subject to the right of the Office of the Interconnection to schedule and dispatch pool-scheduled resources and to direct that schedules be changed in an Emergency, a Market Participant may adjust the schedule of a resource under its dispatch control on an hour-to-hour basis beginning at 10:00 p.m. of the day before each Operating Day, provided that the Office of the Interconnection is notified not later than 60 minutes prior to the hour in which the adjustment is to take effect, as follows:

           i) A Generating Market Buyer may self-schedule any of its resource increments, including hydropower resources, not previously designated as self-scheduled and not selected as a pool-scheduled resource;

          ii) A Market Participant may request the scheduling of a non-firm bilateral transaction; or

         iii) A Market Participant may request the scheduling of deliveries or receipts of Spot Market Energy; or

          iv) A Generating Market Buyer may remove from service a resource increment, including a hydropower resource, that it had previously designated as self-scheduled, provided that the Office of the Interconnection shall have the option to schedule energy from any such resource increment that is a Capacity Resource at the price offered in the scheduling process, with no obligation to pay any start-up fee.

          (b) An External Market Buyer may refuse delivery of some or all of the energy it requested to purchase by notifying the Office of the Interconnection of the adjustment in deliveries not later than 60 minutes prior to the hour in which the adjustment is to take effect.

     1.11 DISPATCH.

     The following procedures and principles shall govern the dispatch of the resources available to the Office of the Interconnection.

        1.11.1 RESOURCE OUTPUT.

        The Office of the Interconnection shall have the authority to direct any Market Seller to adjust the output of any pool-scheduled resource increment within the operating characteristics specified in the Market Seller's offer. The Office of the Interconnection may cancel its selection of, or otherwise release, pool-scheduled resources, subject to an obligation to pay any applicable start-up, no-load or cancellation fees. The Office of the Interconnection shall adjust the output of pool-scheduled resource increments as necessary: (a) to maintain reliability, and subject to that constraint, to minimize the cost of supplying the energy, reserves, and other services required by the Market Buyers and the operation of the PJM Control Area; (b) to balance load and generation, maintain scheduled tie flows, and provide frequency support within the PJM Control Area; and (c) to minimize unscheduled interchange not frequency related between the PJM Control Area and other Control Areas.

         1.11.2 OPERATING BASIS.

         In carrying out the foregoing objectives, the Office of the Interconnection shall conduct the operation of the PJM Control Area in accordance with the PJM Manuals, and shall: (i) utilize available generating reserves and obtain required replacements; and (ii) monitor the availability of adequate reserves.

         1.11.3 POOL-DISPATCHED RESOURCES

         (a) The Office of the Interconnection shall implement the dispatch of energy from pool-scheduled resources with limited energy by direct request. In implementing mandatory or economic use of limited energy resources, the Office of the Interconnection shall use its best efforts to select the most economic hours of operation for limited energy resources, in order to make optimal use of such resources consistent with the dynamic load-following requirements of the PJM Control Area and the availability of other resources to the Office of the Interconnection.

         (b) The Office of the Interconnection shall implement the dispatch of energy from other pool-dispatched resource increments, including generation increments from Capacity Resources the remaining increments of which are self-scheduled, by sending appropriate signals and instructions to the entity controlling such resources, in accordance with the PJM Manuals. Each Market Seller shall ensure that the entity controlling a pool-dispatched resource offered or made available by that Market Seller complies with the energy dispatch signals and instructions transmitted by the Office of the Interconnection.

                1.11.3A MAXIMUM GENERATION EMERGENCY

         If the Office of the Interconnection declares a Maximum Generation Emergency, all deliveries to load that is served by Point-to-Point Transmission Service outside the PJM Control Area from Capacity Resources may be interrupted in order to serve load in the PJM Control Area.

         1.11.4 REGULATION

         (a) A Market Buyer may satisfy its Regulation obligation from its own resources capable of performing Regulation service, by contractual arrangements with other Market Participants able to provide Regulation service, or by purchases from the PJM Interchange Energy Market.

         (b) The Office of the Interconnection shall obtain Regulation service from the least-cost alternatives available from either pool-scheduled or self-scheduled resources as needed to meet PJM Control Area requirements not otherwise satisfied by the Market Buyers.

         (c) The Office of the Interconnection shall dispatch resources for Regulation by sending Regulation signals and instructions to resources from which Regulation service has been offered by Market Sellers, in accordance with the PJM Manuals. Market Sellers shall comply with Regulation dispatch signals and instructions transmitted by the Office of the Interconnection and, in the event of conflict, Regulation dispatch signals and instructions shall take precedence over energy dispatch signals and instructions. Market Sellers shall exert all reasonable efforts to operate, or ensure the operation of, their resources supplying load in the PJM Control Area as close to desired output levels as practical, consistent with Good Utility Practice.

         1.11.5 PJM OPEN ACCESS SAME-TIME INFORMATION SYSTEM.

         The Office of the Interconnection shall update the information posted on the PJM Open Access Same-time Information System to reflect its dispatch of generation resources.

          2. CALCULATION OF LOCATIONAL MARGINAL PRICES

      2.1 INTRODUCTION.

      The Office of the Interconnection shall calculate the price of energy at the load busses and generation busses in the PJM Control Area and at the interface busses between the PJM Control Area and adjacent Control Areas on the basis of Locational Marginal Prices. Locational Marginal Prices determined in accordance with this Section shall be calculated every five minutes and integrated hourly values of such calculations shall be the basis of sales and purchases of energy in the PJM Interchange Energy Market and of Transmission Congestion Charges under the PJM Tariff.

      2.2 GENERAL.

      The Office of the Interconnection shall determine the least cost security-constrained dispatch, which is the least costly means of serving load at different locations in the PJM Control Area based on actual operating conditions existing on the power grid and on the prices at which Market Sellers have offered to supply energy in the PJM Interchange Energy Market. Locational Marginal Prices for the generation and load busses in the PJM Control Area, including interconnections with other Control Areas, will be calculated based on the actual economic dispatch and the prices of energy offers. The process for the determination of Locational Marginal Prices shall be as follows:

      (a) To determine actual operating conditions on the power grid in the PJM Control Area, the Office of the Interconnection shall use a computer model of the interconnected grid that uses available metered inputs regarding generator output, loads, and power flows to model remaining flows and conditions, producing a consistent representation of power flows on the network. The computer model employed for this purpose, referred to as the State Estimator program, is a standard industry tool and is described in Section 2.3 below. It will be used to obtain information regarding the output of generation supplying energy to the PJM Control Area, loads at buses in the PJM Control Area, transmission losses, and power flows on binding transmission constraints for use in the calculation of Locational Marginal Prices. Additional information used in the calculation, including Dispatch Rates and real time schedules for external transactions between PJM and other Control Areas, will be obtained from the Office of the Interconnection's dispatchers.

     (b) Using the prices at which energy is offered by Market Sellers to the PJM Interchange Energy Market, the Office of the Interconnection shall determine the offers of energy that will be considered in the calculation of Locational Marginal Prices. As described in Section 2.4 below, every offer of energy by a Market Seller from a resource that is following economic dispatch instructions of the Office of the Interconnection will be utilized in the calculation of Locational Marginal Prices.

     (c) Based on the system conditions on the PJM power grid, determined as described in (a), and the eligible energy offers, determined as described in
(b), the Office of the Interconnection shall determine the least costly means of obtaining energy to serve the next increment of load at each bus in the PJM Control Area, in the manner described in Section 2.5 below. The result of that calculation shall be a set of Locational Marginal Prices based on the system conditions at the time.

     2.3 DETERMINATION OF SYSTEM CONDITIONS USING THE STATE ESTIMATOR.

     Power system operations, including, but not limited to, the determination of the least costly means of serving load, depend upon the availability of a complete and consistent representation of generator outputs, loads, and power flows on the network. In calculating Locational Marginal Prices, the Office of the Interconnection shall obtain a complete and consistent description of conditions on the electric network in the PJM Control Area by using the most recent power flow solution produced by the State Estimator, which is also used by the Office of the Interconnection for other functions within power system operations. The State Estimator is a standard industry tool that produces a power flow model based on available real-time metering information, information regarding the current status of lines, generators, transformers, and other equipment, bus load distribution factors, and a representation of the electric network, to provide a complete description of system conditions, including conditions at busses for which real-time information is unavailable. The current version of the State Estimator includes over 1600 busses in the PJM Control Area, as well as interface busses with adjacent Control Areas. The Office of the Interconnection shall obtain a State Estimator solution every five minutes, which shall provide the megawatt output of generators and the loads at busses in the PJM Control Area, transmission line losses, and actual flows or loadings on constrained transmission facilities. External transactions between PJM and other Control Areas shall be included in the Locational Marginal Price calculation on the basis of the real time transaction schedules implemented by the Office of the Interconnection's dispatcher.

      2.4 DETERMINATION OF ENERGY OFFERS USED IN CALCULATING LOCATIONAL MARGINAL PRICES.

      (a) To determine the energy offers submitted to the PJM Interchange Energy Market that shall be used to calculate the Locational Marginal Prices, the Office of the Interconnection shall determine which resources are following its economic dispatch instructions. A resource will be considered to be following economic dispatch instructions and shall be included in the calculation of Locational Marginal Prices if:

           i) the price bid by a Market Seller for energy from the resource is less than or equal to the Dispatch Rate for the area of the PJM Control Area in which the resource is located; or

          ii) the resource is specifically requested to operate by the Office of the Interconnection's dispatcher.

      (b) In determining whether a resource satisfies the condition described in
(a), the Office of the Interconnection will determine the bid price associated with an energy offer by comparing the actual megawatt output of the resource with the Market Seller's offer price curve. Because of practical generator response limitations, a resource whose megawatt output is not ten percent more than the megawatt level specified on the offer price curve for the applicable Dispatch Rate shall be deemed to be following economic dispatch instructions, but the energy price offer used in the calculation of Locational Marginal Prices shall not exceed the applicable Dispatch Rate. Units that must be run for local area protection shall not be considered in the calculation of Locational Marginal Prices.

      2.5 CALCULATION OF LOCATIONAL MARGINAL PRICES.

      (a) The Office of the Interconnection shall determine the least costly means of obtaining energy to serve the next increment of load at each bus in the PJM Control Area represented in the State Estimator and each interface bus between the PJM Control Area and an adjacent Control Area, based on the system conditions described by the most recent power flow solution produced by the State Estimator program and the energy offers determined to be eligible for consideration under Section 2.4. This calculation shall be made by applying an incremental linear optimization method to minimize energy costs, given actual system conditions, a set of energy offers, and any binding transmission constraints that may exist. In performing this calculation, the Office of the Interconnection shall calculate the cost of serving an increment of load at each bus from each resource associated with an eligible energy offer as the sum of:
(1) the price at which the Market Seller has offered to supply an additional increment of energy from the resource, and (2) the effect on transmission congestion costs (whether positive or negative) associated with increasing the output of the resource, based on the effect of increased generation from that resource on transmission line loadings. The energy offer or offers that can serve an increment of load at a bus at the lowest cost, calculated in this manner, shall determine the Locational Marginal Price at that bus.

      (b) The calculation set forth in (a) shall be performed every five minutes, using the Office of the Interconnection's Locational Marginal Price program, producing a set of Locational Marginal Prices based on system conditions during the preceding interval. The prices produced at five-minute intervals during an hour will be integrated to determine the Locational Marginal Prices for that hour, which will determine prices in the PJM Interchange Energy Market and Transmission Congestion Costs under the PJM Tariff.

     2.6 PERFORMANCE EVALUATION.

     The Office of the Interconnection shall undertake an evaluation of the foregoing procedures for the determination of Locational Marginal Prices, as well as the procedures for determining and allocating Fixed Transmission Rights and associated Transmission Congestion Charges and Credits, not less often than every two years, in accordance with the PJM Manuals. To the extent practical, the Office of the Interconnection shall retain all data needed to perform comparisons and other analyses of locational marginal pricing. The Office of the Interconnection shall report the results of its evaluation to the Market Participants, along with its recommendations, if any, for changes in the procedures.

                           3. ACCOUNTING AND BILLING

     3.1 INTRODUCTION.

     This schedule sets forth the accounting and billing principles and procedures for the purchase and sale of services on the PJM Interchange Energy Market and for the operation of the PJM Control Area.

      3.2 MARKET BUYERS.

         3.2.1 SPOT MARKET ENERGY.

         (a) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate the load payment for each Market Buyer's load bus. The load payment at each bus shall be the product of the Market Buyer's megawatts of load at such load bus in the hour times the Locational Marginal Price at the bus. The megawatts of load at each load bus shall be the sum of the megawatts of load for that bus of that Market Buyer as determined by the State Estimator, plus an allocated share of transmission losses, plus any megawatts of that Market Buyer's bilateral sales to purchasers outside the PJM Control Area attributable to that bus. The total load payment for each Market Buyer shall be the sum of the load payments for each of a Market Buyer's load busses.

         (b) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate the generation revenue for each Generating Market Buyer's generation bus. The generation revenue at each generation bus shall be the product of the Generating Market Buyer's megawatts of generation at such generation bus in the hour times the Locational Marginal Price at the bus. The megawatts of generation at each generation bus shall be the sum of the megawatts of generation for that bus of that Generating Market Buyer as determined by the State Estimator, plus any megawatts of bilateral purchases of that Generating Market Buyer from sellers outside the PJM Control Area attributable to that bus. The total generation revenue for each Generating Market Buyer shall be the sum of the generation revenues for each of the Generating Market Buyer's generation busses.

          (c) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate a net bill for each Market Buyer, determined as the difference between its total load payment and its total generation revenue. The portions of the net bill attributable to net hourly PJM Interchange and to Transmission Congestion Charges shall be determined as set forth below.

          (d) At the end of each hour during an Operating Day, the Office of the Interconnection shall calculate the total amount of net hourly PJM Interchange for each Market Buyer, including Generating Market Buyers, in accordance with the PJM Manuals. For Internal Market Buyers that are Load Serving Entities or purchasing on behalf of Load Serving Entities, this calculation shall include determination of the net energy flows from: (i) tie lines; (ii) any generation resource the output of which is controlled by the Market Buyer but delivered to it over another entity's Transmission Facilities; (iii) any generation resource the output of which is controlled by another entity but which is directly interconnected with the Market Buyer's transmission system; (iv) deliveries pursuant to bilateral energy sales; (v) receipts pursuant to bilateral energy purchases; and (vi) the Market Buyer's allocated share of energy purchased from another Control Area in connection with a Minimum Generation

Emergency in such other Control Area as specified in Section 3.2.6(c). For Electric Distributors that report hourly net energy flows from metered tie lines, this calculation also shall include 500 kV transmission losses and Inadvertent Interchange allocated to the Electric Distributor and shall exclude the energy delivered to load of other Network Customers and Transmission Customers. For External Market Buyers and Internal Market Buyers that are not Load Serving Entities or purchasing on behalf of Load Serving Entities, this calculation shall determine the energy delivered pursuant to the Market Buyer's purchase requests.

     (e) The Office of the Interconnection shall calculate Locational Marginal Prices for each load and generation bus in the PJM Control Area, in accordance with Section 2 of this Schedule.

     (f) An Internal Market Buyer shall be charged for Spot Market Energy purchases to the extent of its hourly net PJM Interchange Imports, determined as specified above. An External Market Buyer shall be charged for its Spot Market Energy purchases based on the energy delivered to it, determined as specified above. The Office of the Interconnection shall calculate an hourly weighted average Locational Marginal Price for each such Market Buyer, based on the Locational Marginal Price at each load bus and the Market Buyer's load at that bus. The total charge shall be the Market Buyer's total net PJM Interchange Imports times the weighted average Locational Marginal Price.

      (g) A Generating Market Buyer shall be credited as a Market Seller for sales of Spot Market Energy to the extent of its hourly net PJM Interchange Exports, determined as specified above. The total credit shall be the sum of the credits determined by the product of (i) the hourly net amount of energy of PJM Interchange Exports at the applicable generation bus from each of the Generating Market Buyer's generation resources determined to be making such deliveries, times (ii) the hourly Locational Marginal Price at that generation bus. The generation resources determined to be making deliveries into PJM Interchange of such Generating Market Buyer shall be those that have the highest Locational Marginal Prices of the Market Seller's generation resources.

          3.2.2 REGULATION.

          (a) Each Internal Market Buyer that is a Load Serving Entity shall have an hourly Regulation objective equal to its pro rata share of the PJM Control Area Regulation requirements for the hour, based on the Market Buyer's total load in the PJM Control Area for the hour.

          (b) A Generating Market Buyer supplying Regulation at the direction of the Office of the Interconnection in excess of its hourly Regulation obligation shall be credited for each increment of such Regulation at the price in that hour for the Regulation Class from which the Regulation was supplied, as determined by the Office of the Interconnection in accordance with procedures specified in the PJM Manuals. An Internal Market Buyer that does not meet its hourly Regulation obligation shall be charged for Regulation dispatched by the Office of the Interconnection to meet such obligation at the average price paid by the Office of the Interconnection for Regulation.

         3.2.3 OPERATING RESERVES.

         (a) A Market Seller's pool-scheduled resources capable of providing operating reserves shall be credited as specified below based on the prices offered for the operation of such resource, provided that the resource was available for the entire time specified in the Offer Data for such resource.

         (b) At the end of each Operating Day, the following determination shall be made for each synchronized pool-scheduled resource of each Market Seller: the total offered price for start-up and no-load fees and Spot Market Energy, determined on the basis of the resource's actual output or available and requested time and type of operation, shall be compared to the total value of that resource's Spot Market Energy. If the total offered price exceeds the total value, the difference shall be credited to the Market Seller. Market Sellers shall also be credited on the basis of their offered prices for synchronized condensing for any hydropower or combustion turbine units operated as synchronous condensers at the request of Office of the Interconnection but producing no energy.

         (c) The sum of the foregoing credits, plus any cancellation fees paid in accordance with Section 1.10.2(d), less any payments received from another Control Area for Operating Reserves, shall be the cost of Operating Reserves for the PJM Control Area for each Operating Day.

         (d) The cost of Operating Reserves for each Operating Day shall be allocated and charged to each Market Participant in proportion to the sum of its
(i) deliveries of energy to load in the PJM Control Area in megawatt-hours during that Operating Day; and (ii) deliveries of energy sales from within the PJM Control Area to load outside the PJM Control Area in megawatt-hours during that Operating Day, but not including its bilateral transactions for delivery to load outside the PJM Control Area for which it elected pursuant to Section 1.10.1(d)(iv) not to receive Spot Market Backup or, until such times as Section 1.10.1(d)(iv) applies to Capacity Resources, its bilateral transactions for Capacity Resources to load outside the PJM Control Area.

         3.2.4 TRANSMISSION CONGESTION.

         Each Market Buyer shall be charged or credited for Transmission Congestion Charges as specified in Section 5 of this Schedule.

         3.2.5 TRANSMISSION LOSSES.

         (a) Whenever the Office of the Interconnection has in place appropriate computer hardware, software, and other necessary resources to account for marginal losses in the dispatch of energy and the calculation of Locational Marginal Prices, loss accounting shall be determined on that basis, and the provisions of this Section shall be revised accordingly. Until such time, the following accounting provisions for losses shall apply.

          (b) Each Internal Market Buyer that is a Load Serving Entity or purchasing on behalf of a Load Serving Entity shall be credited in an amount equal to its pro rata share of the hourly total amounts collected from Transmission Customers either as charges for transmission losses in the PJM Control Area as specified in Section 3.4.2 or for transmission losses supplied in kind in accordance with Section 3.4.2(c) based on the Locational Marginal


                                      35a

Price at the interface where such losses were delivered. This credit shall be determined by the ratio of the Internal Market Buyer's total hourly load, divided by the total hourly load in the PJM Control Area.

          (c) PJM Control Area 500 kV losses shall be allocated to each Electric Distributor that reports hourly net energy flows from metered tie lines in proportion to its hourly load in the PJM Control Area.

          3.2.6 EMERGENCY ENERGY.

          (a) Internal Market Buyers shall be allocated a proportionate share of the net cost of Emergency energy purchased by the Office of the Interconnection. Such allocated share shall be determined in proportion to the amount of net PJM Interchange Imports by each Internal Market Buyer during the hour of each such energy purchase.

          (b) Net revenues in excess of Locational Marginal Prices attributable to sales of energy in connection with Emergencies to other Control Areas shall be credited to Internal Market Buyers in proportion to the amount of net PJM Interchange Imports by each Internal Market Buyer during each hour of such energy sales.

          (c) The costs, revenues, and energy associated with hourly energy purchased from another Control Area in connection with a Minimum Generation Emergency in such other Control Area, shall be allocated to each Internal Market Buyer in proportion to its load in the PJM Control Area during the hour of such purchases.

          3.2.7 BILLING.

          (a) The Office of the Interconnection shall prepare a billing statement each billing cycle for each Market Buyer in accordance with the charges and credits specified in Sections 3.2.1 through 3.2.6 of this Schedule, and showing the net amount to be paid or received by the Market Buyer. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Market Buyer's internal accounting.

          (b) If deliveries to a Market Buyer that has PJM Interchange meters in accordance with Section 14 of the Operating Agreement include amounts delivered for a Market Participant that does not have PJM Interchange meters separate from those of the metered Market Buyer, the Office of the Interconnection shall prepare a separate billing statement for the unmetered Market Participant based on the allocation of deliveries agreed upon between the Market Buyer and the unmetered Market Participant specified by them to the Office of the Interconnection.

      3.3 MARKET SELLERS.

      Except as provided in the following sentence, the accounting and billing principles and procedures applicable to Generating Market Buyers functioning as Market Sellers shall be as set forth in Section 3.2. This Section sets forth the accounting and billing principles and procedures applicable to all other Market Sellers, and to Generating Market Buyers functioning as Market Sellers with respect to any matters not specified in Section 3.2.

         3.3.1 SPOT MARKET ENERGY.

         (a) At the end of each hour during an Operating Day, the Office of the Interconnection shall determine the total net amount of hourly energy delivered to the PJM Control Area by each pool-scheduled or pool-dispatched resource of each Market Seller, in accordance with the PJM Manuals and the calculation described in Section 3.2.1(d).

         (b) The Office of the Interconnection shall calculate Locational Marginal Prices for each generation and load bus in the PJM Control Area, including the bus at each point of interconnection between the PJM Control Area and each adjacent Control Area, in accordance with Section 2 of this Schedule.

         (c) A Market Seller shall be credited for sales of Spot Market Energy to the extent of its hourly net deliveries of energy to the PJM Control Area from the Market Seller's pool-scheduled or pool-dispatched resources. For pool-scheduled resources that are External Resources, the Office of the Interconnection shall model, based on an appropriate flow analysis, the hourly amounts delivered from each such resource to the corresponding interface point between the PJM Control Area and adjacent Control Areas. The total credit for each Market Seller shall be the sum of its credits determined by the product of
(i) the hourly net amount of energy delivered to the PJM Control Area at the applicable generation or interface bus from each of the Market Seller's pool-scheduled or pool-dispatched resources, times (ii) the hourly Locational Marginal Price at that bus.

         3.3.2 REGULATION.

         Each Market Seller that is also an Internal Market Buyer shall have an hourly Regulation objective as specified in Section 3.2.2(a), and shall be credited or charged in connection therewith as specified in Section 3.2.2(b). All other Market Sellers supplying Regulation at the direction of the Office of the Interconnection shall be credited for each increment of such Regulation at the price in that hour for the Regulation Class from which the Regulation was supplied, as determined by the Office of the Interconnection in accordance with procedures specified in the PJM Manuals.

         3.3.3 OPERATING RESERVES.

         A Market Seller shall be credited for its pool-scheduled resources based on the prices offered for the operation of such resource, provided that the resource was available for the entire time specified in the Offer Data for such resource, in accordance with the procedures set forth in Section 3.2.3(b).

         3.3.4 EMERGENCY ENERGY.

         The costs and net revenues associated with hourly energy sales to other Control Areas in connection with a Minimum Generation Emergency in the PJM Control Area shall be allocated to Market Sellers in proportion to their sales to the PJM Interchange Energy Market from generation resources within the metered boundaries of the PJM Control Area in each hour in which such energy was sold to other Control Areas.

         3.3.5 BILLING.

         The Office of the Interconnection shall prepare a billing statement each billing cycle for each Market Seller in accordance with the charges and credits specified in Sections 3.3.1 through 3.3.4 of this Schedule, and showing the net amount to be paid or received by the Market Seller. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Market Seller's internal accounting.

     3.4 TRANSMISSION CUSTOMERS.

         3.4.1 TRANSMISSION CONGESTION.
         Each Transmission Customer shall be charged and credited for Transmission Congestion Charges as specified in Section 5 of this Schedule.

         3.4.2 TRANSMISSION LOSSES

         (a) Whenever the Office of the Interconnection has in place appropriate computer hardware, software, and other necessary resources to account for marginal losses in the dispatch of energy and the calculation of Locational Marginal Prices, loss accounting shall be determined on that basis, and the provisions of this Section shall be revised accordingly. Until such time, the following accounting provisions for losses shall apply.

         (b) Transmission Customers shall be charged for transmission losses in an amount equal to the product of (i) the Transmission Customer's megawatt-hours of deliveries using Point-to-Point Transmission Service, times (ii) the appropriate loss factor for deliveries using Point-to-Point Transmission Service, times (iii) the weighted average Locational Marginal Price for all load busses in the PJM Control Area. The foregoing average hourly loss factor shall be: (i) determined by the Office of the Interconnection from time to time as conditions affecting losses shall warrant; and (ii) calculated separately for on-peak and off-peak hours on the basis of the average ratio of losses to load served in each such period.

         (c) A Transmission Customer may elect to pay for losses in kind, rounded off to the nearest whole megawatt, rather than as specified above if its total deliveries in an hour using Point-to-Point Transmission Service are greater than 200 megawatts. If it so elects, the Transmission Customer's specified source for the energy to be delivered using Point-to-Point Transmission Service may be scheduled to supply to the PJM Control Area boundary an amount of energy equal to the delivery schedule plus the amount of losses determined by applying the appropriate hourly loss factor as specified above to the delivered amount.

         3.4.3 BILLING.

         The Office of the Interconnection shall prepare a billing statement each billing cycle for each Transmission Customer in accordance with the charges and credits specified in Sections 3.4.1 through 3.4.2 of this Schedule, and showing the net amount to be paid or received by the Transmission Customer. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts and completion of the Transmission Customer's internal accounting.

     3.5 OTHER CONTROL AREAS.

         3.5.1 ENERGY SALES.

         To the extent appropriate in accordance with Good Utility Practice, the Office of the Interconnection may sell energy to an interconnected Control Area as necessary to alleviate or end an Emergency in that Control Area. Such sales shall be made (i) only to Control Areas that have undertaken a commitment pursuant to a written agreement with the LLC to sell energy on a comparable basis to the PJM Control Area, and (ii) only to the extent consistent with the maintenance of reliability in the PJM Control Area. The Office of the Interconnection may decline to make such sales to a Control Area that the Office of the Interconnection determines does not have in place and implement Emergency procedures that are comparable to those followed in the PJM Control Area. If the Office of the Interconnection sells energy to an interconnected Control Area as necessary to alleviate or end an Emergency in that Control Area, such energy shall be sold at 150% of the Locational Marginal Price at the bus or busses at the border of the PJM Control Area at which such energy is delivered.

         3.5.2 OPERATING MARGIN SALES.

         The extent appropriate in accordance with Good Utility Practice, the Office of the Interconnection may sell Operating Margin to an interconnected Control Area as requested to alleviate an operating contingency resulting from the affect of the purchasing Control Area's operations on the dispatch of resources in the PJM Control Area. Such sales shall be made only to Control Areas that have undertaken a commitment pursuant to a written agreement with the Office of the Interconnection (i) to purchase Operating Margin whenever the purchasing Control Area's operations will affect the dispatch of resources in the PJM Control Area, and (ii) to sell Operating Margin on a comparable basis to the LLC.

         3.5.3 TRANSMISSION CONGESTION.

         Each Control Area purchasing Operating Margin shall be assessed Transmission Congestion Charges as specified in Section 5.1.5 of this Schedule.

         3.5.4 BILLING.

         The Office of the Interconnection shall prepare a billing statement each billing cycle for each Control Area to which Emergency energy or Operating Margin was sold, and showing the net amount to be paid by such Control Area. Billing statements shall provide sufficient detail, as specified in the PJM Manuals, to allow verification of the billing amounts.

     3.6 METERING RECONCILIATION.

         3.6.1 METER CORRECTION BILLING.

         Metering errors and corrections will be reconciled at the end of each month by a meter correction charge or credit. The monthly meter correction charge or credit shall be determined by the product of the positive or negative deviation in energy amounts, times the weighted average Locational Marginal Price for all load busses in the PJM Control Area.

         3.6.2 METER CORRECTIONS BETWEEN MARKET PARTICIPANTS.

         If a Market Participant or the Office of the Interconnection discovers a meter error affecting an interchange of energy with another Market Participant and makes the error known to such other Market Participant prior to the completion by the Office of the Interconnection of the accounting for the interchange, and if both Market Participants are willing to adjust hourly load records to compensate for the error and such adjustment does not affect other parties, an adjustment in load records may be made by the Market Participants in order to correct for the meter error, provided corrected information is furnished to the Office of the Interconnection in accordance with the Office of the Interconnection's accounting deadlines. No such adjustment may be made if the accounting for the Operating Day in which the interchange occurred has been completed by the Office of the Interconnection.

        3.6.3 500 KV METER ERRORS.

        Billing cycle accounting for 500 kV transmission losses shall be adjusted to account for errors in meters on 500 kV Transmission Facilities.

        3.6.4 METER CORRECTIONS BETWEEN CONTROL AREAS.

        An error between accounted for and metered interchange between a Party in the PJM Control Area and an entity in another Control Area shall be corrected by adjusting the hourly meter readings. If this is not practical, the error shall be accounted for by a correction at the end of the billing cycle. The Market Participant with ties to such other Control Area experiencing the error shall account for the full amount of the discrepancy and an appropriate debit or credit shall be applied equally among all Market Buyers. The Office of the Interconnection will adjust the actual interchange between the PJM Control Area and the other Control Area to maintain a proper record of inadvertent energy flow. Meter corrections on the 500 kV system between the PJM Control Area and other Control Areas shall be accounted for through the internal 500 kV system meter error allocation at the end of the billing cycle.

         3.6.5 METER CORRECTION DATA.

         Meter error data shall be submitted to the Office of the Interconnection not later than noon on the second working day of the Office of the Interconnection after the end of the billing cycle applicable to the meter correction.

         3.6.6 CORRECTION LIMITS.

         A Market Participant may not assert a claim for an adjustment in billing as a result of a meter error for any error discovered more than two years after the date on which the metering occurred. Any claim for an adjustment in billing as a result of a meter error shall be limited to bills for transactions occurring in the most recent annual accounting period of the billing Market Participant in which the meter error occurred, and the prior annual accounting period.

                                 4. RATE TABLE

      4.1 OFFERED PRICE RATES.

      Spot Market Energy, Regulation, Operating Reserve, and Transmission Congestion are based on offers to the Office of the Interconnection specified in this Agreement.

      4.2 TRANSMISSION LOSSES.

      Average loss factors shall be as specified in the PJM Tariff.

      4.3 EMERGENCY ENERGY PURCHASES.

      The pricing for Emergency energy purchases will be determined by the Office of the Interconnection and: (a) an adjacent Control Area, in accordance with an agreement between the Office of the Interconnection and such adjacent Control Area, or (b) a Member, in accordance with arrangements made by the Office of Interconnection to purchase energy offered by such Member from resources that are not Capacity Resources.

         5. CALCULATION OF TRANSMISSION CONGESTION CHARGES AND CREDITS

     5.1 TRANSMISSION CONGESTION CHARGE CALCULATION

         5.1.1 CALCULATION BY OFFICE OF THE INTERCONNECTION.

         When the transmission system is operating under constrained conditions, the Office of the Interconnection shall calculate Transmission Congestion Charges for each Network Service User, the PJM Interchange Energy Market, and each Transmission Customer.

         5.1.2 GENERAL.

         The basis for the Transmission Congestion Charges shall be the Locational Marginal Prices determined in accordance with Section 2 of this Schedule.

         5.1.3 NETWORK SERVICE USER CALCULATION.

         Each Network Service User shall be charged for the increased cost of energy incurred by it during each constrained hour to deliver the output of its firm Capacity Resources or other owned or contracted for resources, its firm bilateral purchases, and its non-firm bilateral purchases as to which it has elected to pay Transmission Congestion Charges. The Transmission Congestion Charge for deliveries from each such source shall be the Network Service User's hourly net bill less its hourly net PJM Interchange payments or sales as determined in accordance with Section 3.2.1 or Sections 3.3 and 3.3.1 of this Schedule.

         5.1.4 TRANSMISSION CUSTOMER CALCULATION.

         Each Transmission Customer using Firm Point-to-Point Transmission Service (as defined in the PJM Tariff), and each Transmission Customer using Non-Firm Point-to-Point Transmission Service (as defined in the PJM Tariff) that has elected to pay Transmission Congestion Charges, shall be charged for the increased cost of energy during constrained hours for the delivery of energy using Point-to-Point Transmission Service. The Transmission Congestion Charge for each such delivery shall be the delivery amount multiplied by the difference between the Locational Marginal Price at the delivery interface and the Locational Marginal Price at the source interface, or for Market Sellers using point-to-point transmission service for deliveries out of the PJM Control Area from generating resources within the PJM Control Area shall be the amount of its net bill less its net hourly PJM Interchange payments or sales as determined in accordance with Section 3.3 of this Schedule.

         5.1.5 OPERATING MARGIN CUSTOMER CALCULATION.

         Each Control Area purchasing Operating Margin shall be assessed Transmission Congestion Charges for any the increase in the cost of energy resulting from the provision of Operating Margin. The Transmission Congestion Charge shall be the amount of Operating Margin purchased in an hour multiplied by the difference in the Locational Marginal Price at what would be the delivery interface and the Locational Marginal Price at what would be the source interface, if the operating contingency that was the basis for the purchase of Operating Margin had occurred in that hour. Operating Margin may be allocated among multiple source and delivery interfaces in accordance with an applicable load flow study.

         5.1.6 TRANSMISSION LOADING RELIEF CUSTOMER CALCULATION

         (a) Each Transmission Loading Relief Customer shall be assessed Transmission Congestion Charges for any increase in the cost of energy in the PJM Control Area resulting from its energy schedules over contract paths outside the PJM Control Area during Transmission Loading Relief.

         (b) The Transmission Congestion Charge shall be the total amount of energy specified in such energy schedules multiplied by the difference between a Locational Marginal Price calculated by the Office of the Interconnection for the energy schedule source location specified in the NERC Interchange Distribution Calculator and a Locational Marginal Price calculated by the Office of the Interconnection for the energy schedule sink location specified in the NERC Interchange Distribution Calculator. Transmission Congestion Charges that are less than zero shall be set equal to zero for Transmission Loading Relief Customers.

         (c) The Office of the Interconnection will determine the Locational Marginal Prices at the energy schedule source and sink locations external to PJM with reference to and based solely on the prices of energy in the PJM Control Area and at the interface buses between the PJM Control Area and adjacent Control Areas and the system conditions and actual power flow distributions as described by the PJM State Estimator program. The Office of the Interconnection will determine the Locational Marginal Prices at the external energy schedule source and sink locations and the resulting Congestion Charge based on the portion of the energy schedule that flows through the PJM Control Area as reflected by the flow distributions from the PJM State Estimator program.

         5.1.7 TOTAL TRANSMISSION CONGESTION CHARGES.

         The total Transmission Congestion Charges collected by the Office of the Interconnection each hour will be the sum of the amounts determined as specified in this Schedule. The Office of the Interconnection shall collect Transmission Congestion Charges for each hour the transmission system operates under constrained conditions.

     5.2 TRANSMISSION CONGESTION CREDIT CALCULATION.

         5.2.1 ELIGIBILITY.

         Each Transmission Customer using firm Point-to-Point Transmission Service and each Network Service User shall receive as a Transmission Congestion Credit a proportional share of the total Transmission Congestion Charges collected for each constrained hour.

         5.2.2 FIXED TRANSMISSION RIGHTS

         (a) Transmission Congestion Credits will be calculated based upon the Fixed Transmission Rights of each Network Service User and Transmission Customer, determined as specified below.

         (b) Each Network Service User shall designate a subset of its Network Resources for which Fixed Transmission Rights will be assigned. The sum of the Fixed Transmission Right for each Network Resource shall be a number of megawatts equal to or less than the installed capacity summer megawatt rating of each designated Network Resource, determined at the PJM Control Area transmission bus at which the designated Network Resource is connected. Each Fixed Transmission Right shall be to the aggregate load busses of the Network Service User in a Zone or, with respect to Non-Zone Network Load, to the border of the PJM Control Area. The sum of each Network Service User's Fixed Transmission Rights for a Zone must be equal to or less than the Network Service User's peak load for that Zone as determined under Section 34.1 of the Tariff. The sum of each Network Service User's Fixed Transmission Rights for Non-Zone Network Load must be equal to or less than the Network Service User's transmission responsibility for Non-Zone Network Load as determined under
Section 34.1 of the Tariff.

         (c) Each Transmission Customer receiving firm Point-to-Point Transmission Service shall be assigned Fixed Transmission Rights; provided, however, that a Transmission Customer may notify the Office of Interconnection that it does not wish to receive any FTRs or wishes to receive FTRs only for certain Point or Points of Receipt and Point or Points of Delivery, in which even no FTRs or such reduced amount of FTRs shall be issued to the Transmission Customer. The Fixed Transmission Right for each instance of Point-to-Point Transmission Service shall be a number of megawatts equal to the megawatts of firm service being provided between the receipt and delivery points as to which the Transmission Customer has firm Point-to-Point Transmission Service.

         (d) The foregoing assignment of Fixed Transmission Rights shall be enhanced by an amendment to this Schedule, to be filed with FERC not later than December 31, 1997, that will provide for an auction of Fixed Transmission Rights over and above those FTRs obtained and retained by Network Service Users and Transmission Customers then receiving firm Point-to-Point Transmission Service (including firm Point-to-Point transmission service for existing bilateral contracts), such auction to be implemented as soon after December 31, 1997 as shall be determined by the Office of the Interconnection to be reasonably practical. For so long as Fixed Transmission Rights are assigned on the basis of Network Transmission Service and firm Point-to-Point Transmission Service, any Fixed Transmission Rights awarded pursuant to an auction shall be simultaneously feasible with all Network Transmission Service and firm Point-to-Point Transmission Service obligations. The Members specified in Section 11.5(c) of the Agreement, working with the Office of the Interconnection, shall develop the details of the implementation of such an auction, including but not limited to the nature of the bidding process, the frequency of auctions, and the duration of the Fixed Transmission Rights purchased at auction.


                                      43a

         5.2.4 TARGET ALLOCATION FOR NETWORK SERVICE USERS.

         A target allocation of Transmission Congestion Credits for each Network Service User shall be determined for each of its Fixed Transmission Rights. Each Fixed Transmission Right shall be multiplied by the percent of the Network Service User's annual peak load assigned to each load bus multiplied by the difference calculated as the Network Service User's load bus Locational Marginal Price minus the generation bus Locational Marginal Price of the Network Resource associated with the Fixed Transmission Right. The total target allocation for each Fixed Transmission Right is the sum of the target allocations for each load bus. The total target allocation for each Network Service User for each hour is the sum of the total target allocations for each of the Network Service User's Fixed Transmission Rights.

         5.2.4 TARGET ALLOCATION FOR OTHER HOLDERS.

         A target allocation of Transmission Congestion Credits for each Transmission Customer or entity holding an FTR acquired by other means shall be determined for each Fixed Transmission Right. Each Fixed Transmission Right shall be multiplied by the hourly Locational Marginal Price differences for the receipt and delivery points associated with the Fixed Transmission Right, calculated as the Locational Marginal Price at the delivery point(s) minus the Locational Marginal Price at the receipt point(s). The total target allocation for the Transmission Customer for each hour shall be the sum of the target allocations associated with all of the Transmission Customer's Fixed Transmission Rights.

         5.2.5 CALCULATION OF TRANSMISSION CONGESTION CREDITS

         (a) The total of all the target allocations determined as specified above shall be compared to the total Transmission Congestion Charges in each hour. If the total of the target allocations is less than the total of the Transmission Congestion Charges, the Transmission Congestion Credit for each Network Service User and Transmission Customer shall be equal to its target allocation. All remaining Transmission Congestion Charges shall be distributed as described below in Section 5.2.6 "Distribution of Excess Congestion Charges."

         (b) If the total of the target allocations is greater than the total Transmission Congestion Charges for the hour, each holder of Fixed Transmission Rights shall receive a share of the total Transmission Congestion Charges in proportion to its target allocations.

         5.2.6 DISTRIBUTION OF EXCESS CONGESTION CHARGES

         (a) Excess Transmission Congestion Charges accumulated in a month shall be distributed to each holder of Fixed Transmission Rights in proportion to, but not more than, any deficiency in the share of Transmission Congestion Charges received by the holder during that month as compared to its total target allocations for the month.

(b) Any excess Transmission Congestion Charges remaining at the end of a month shall be distributed to Network Service Users and Transmission Customers purchasing Firm Point-to-Point Transmission Service in proportion to their Demand Charges for Network Service and their charges for Reserved Capacity for Firm Point-to-Point Transmission Service.

     5.3 UNSCHEDULED TRANSMISSION SERVICE (LOOP FLOW)

         (a) When there are agreements between the Members (or the Office of the Interconnection on behalf of the Members) and others for compensation to be paid or received for unscheduled transmission service (loop flow) into or out of the PJM Control Area, the net compensation received shall be included in the total Transmission Congestion Charges that are distributed in accordance with Section 5.2.

         (b) With respect to payments by the Office of the Interconnection to the New York Power Pool for the installation and operation of phase angle regulating facilities at Ramapo to control or limit unscheduled transmission service (loop flow), each Transmission Owner with revenue requirements under the PJM Tariff shall pay a share of the charges on a transmission revenue requirements ratio share basis.



                                      44a

                                  SCHEDULE 1
                                  ----------

                         PJM INTERCHANGE ENERGY MARKET
                         -----------------------------

             (Revises and replaces former Schedules 7.01 and 7.03)

     Issued: June 2, 1997
     Effective: April 1, 1998

                             1. MARKET OPERATIONS

     1.1 INTRODUCTION.

     This Schedule sets forth the scheduling, other procedures, and certain general provisions applicable to the operation of the PJM Interchange Energy Market within the PJM Control Area. This Schedule addresses each of the three time-frames pertinent to the daily operation of the PJM Interchange Energy
Market: Prescheduling, Scheduling, and Dispatch.

     1.2 COST-BASED OFFERS.

     Unless and until the FERC shall authorize the use of market-based prices in the PJM Interchange Energy Market, all offers for energy or other services to be sold on the PJM Interchange Energy Market from generating resources located within the PJM Control Area shall not exceed the variable cost of producing such energy or other service, as determined in accordance with Schedule 2 to this Agreement and applicable regulatory standards, requirements and determinations; provided that, a Market Seller may offer to the PJM Interchange Energy Market the right to call on energy from a resource the output of which has been sold on a bilateral basis, with the rate for such energy if called equal to the curtailment rate specified in the bilateral contract.

     1.3 DEFINITIONS.

         1.3.1 DISPATCH RATE.

         "Dispatch Rate" shall mean the control signal, expressed in dollars per megawatt-hour, calculated and transmitted continuously and dynamically to direct the output level of all generation resources dispatched by the Office of the Interconnection in accordance with the Offer Data.

     1.3.2 EQUIVALENT LOAD.

     "Equivalent Load" shall mean the sum of a Market Participant's net system requirements to serve its customer load in the PJM Control Area, if any, plus its net bilateral transactions.

     1.3.3 EXTERNAL MARKET BUYER.

     "External Market Buyer" shall mean a Market Buyer making purchases of energy from the PJM Interchange Energy Market for consumption by end-users outside the PJM Control Area, or for load in the Control Area that is not served by Network Transmission Service.
Revised:   June 26, 1998
Effective: September 17, 1998

     1.3.4 EXTERNAL RESOURCE.

     "External Resource" shall mean a generation resource located outside the metered boundaries of the PJM Control Area.

     1.3.5 FIXED TRANSMISSION RIGHT.

     "Fixed Transmission Right" shall mean a number determined as specified in
Section 5.2.2 of this Schedule.

     1.3.6 GENERATING MARKET BUYER.

     "Generating Market Buyer" shall mean an Internal Market Buyer that is a Load Serving Entity that owns or has contractual rights to the output of generation resources capable of serving the Market Buyer's load in the PJM Control Area, or of selling energy or related services in the PJM Interchange Energy Market or elsewhere.

     1.3.7 GENERATOR FORCED OUTAGE.

     "Generator Forced Outage" shall mean an immediate reduction in output or capacity or removal from service, in whole or in part, of a generating unit by reason of an Emergency or threatened Emergency, unanticipated failure, or other cause beyond the control of the owner or operator of the facility, as specified in the relevant portions of the PJM Manuals. A reduction in output or removal from service of a generating unit in response to changes in market conditions shall not constitute a Generator Forced Outage.

     1.3.8 GENERATOR MAINTENANCE OUTAGE.

     "Generator Maintenance Outage" shall mean the scheduled removal from service, in whole or in part, of a generating unit in order to perform necessary repairs on specific components of the facility, if removal of the facility meets the guidelines specified in the PJM Manuals.

     1.3.9 GENERATOR PLANNED OUTAGE.

     "Generator Planned Outage" shall mean the scheduled removal from service, in whole or in part, of a generating unit for inspection, maintenance or repair with the approval of the Office of the Interconnection in accordance with the PJM Manuals.

     1.3.10 INTERNAL MARKET BUYER.

     "Internal Market Buyer" shall mean a Market Buyer making purchases of energy from the PJM Interchange Energy Market for ultimate consumption by end-users inside the PJM Control Area that are served by Network Transmission Service.

     1.3.11 INADVERTENT INTERCHANGE.

     "Inadvertent Interchange" shall mean the difference between net actual energy flow and net scheduled energy flow into or out of the PJM Control Area, as determined and allocated each hour by the Office of the Interconnection in accordance with the procedures set forth in the PJM Manuals to each Electric Distributor that reports to the Office of the Interconnection its hourly net energy flows from metered tie lines.

     1.3.12 MARKET OPERATIONS CENTER.

     "Market Operations Center" shall mean the equipment, facilities and personnel used by or on behalf of a Market Participant to communicate and coordinate with the Office of the Interconnection in connection with transactions in the PJM Interchange Energy Market or the operation of the PJM Control Area.

     1.3.13 MAXIMUM GENERATION EMERGENCY.

     "Maximum Generation Emergency" shall mean an Emergency declared by the Office of the Interconnection in which the Office of the Interconnection anticipates requesting one or more Capacity Resources to operate at its maximum net or gross electrical power output, subject to the equipment stress limits for such Capacity Resource, in order to manage, alleviate, or end the Emergency.

     1.3.14 MINIMUM GENERATION EMERGENCY.

     "Minimum Generation Emergency" shall mean an Emergency declared by the Office of the Interconnection in which the Office of the Interconnection anticipates requesting one or more generating resources to operate at or below Normal Minimum Generation, in order to manage, alleviate, or end the Emergency.

     1.3.14A NERC INTERCHANGE DISTRIBUTION CALCULATOR.

     "NERC Interchange Distribution Calculator" shall mean the NERC mechanism that is in effect and being used to calculate the distribution of energy, over specific transmission interfaces, from energy transactions.

     1.3.15 NETWORK RESOURCE.

     "Network Resource" shall have the meaning specified in the PJM Tariff.

     1.3.16 NETWORK SERVICE USER.

     "Network Service User" shall mean an entity using Network Transmission Service.

     1.3.17 NETWORK TRANSMISSION SERVICE.

     "Network Transmission Service" shall mean transmission service provided pursuant to the rates, terms and conditions set forth in Part III of the PJM Tariff, or transmission service comparable to such service that is provided to a Load Serving Entity that is also a Regional Transmission Owner as that term is defined in the PJM Tariff.

     1.3.18 NORMAL MAXIMUM GENERATION.

     "Normal Maximum Generation" shall mean the highest output level of a generating resource under normal operating conditions.

     1.3.19 NORMAL MINIMUM GENERATION.

     "Normal Minimum Generation" shall mean the lowest output level of a generating resource under normal operating conditions.

Revised: November 19, 1998
Effective: January 19, 1999

     1.3.20 OFFER DATA.

     "Offer Data" shall mean the scheduling, operations planning, dispatch, new resource, and other data and information necessary to schedule and dispatch generation resources for the provision of energy and other services and the maintenance of the reliability and security of the transmission system in the PJM Control Area, and specified for submission to the PJM Interchange Energy Market for such purposes by the Office of the Interconnection.

     1.3.21 OFFICE OF THE INTERCONNECTION CONTROL CENTER.

     "Office of the Interconnection Control Center" shall mean the equipment, facilities and personnel used by the Office of the Interconnection to coordinate and direct the operation of the PJM Control Area and to administer the PJM Interchange Energy Market, including facilities and equipment used to communicate and coordinate with the Market Participants in connection with transactions in the PJM Interchange Energy Market or the operation of the PJM Control Area.

     1.3.22 OPERATING DAY.

     "Operating Day" shall mean the daily 24 hour period beginning at midnight for which transactions on the PJM Interchange Energy Market are scheduled. Financial Printing GroupFinancial Printing Group

AMENDED AND RESTATEDAMENDED AND RESTATED OPERATING AGREEMENT OF PJM INTERCONNECTION, L.L.C. DATED JUNE 2, 1997 (REVISED DECEMBER 31, 1997, JANUARY 26, 1998, JANUARY 30, 1998, MARCH 17, 1998, MAY 15, 1998, JUNE 26, 1998,
SEPTEMBER 24, 1998, OCTOBER 14, 1998, OCTOBER 15, 1998, AND NOVEMBER 19, 1998)

                             AMENDED AND RESTATED
                             OPERATING AGREEMENT
                                      OF
                          PJM INTERCONNECTION, L.L.C.

     This Amended and Restated Operating Agreement of PJM Interconnection, L.L.C., dated as of this 2 nd day of June, 1997, amends and restates as of the Effective Date the Operating Agreement of PJM Interconnection, L.L.C. filed with the FERC on April 2, 1997, as amended.

     WHEREAS, certain of the Members have previously entered into an agreement, originally dated September 26, 1956, as amended and supplemented up to and including December 31, 1996, stating "their respective rights and obligations with respect to the coordinated operation of their electric supply systems and the interchange of electric capacity and energy among their systems" (such agreement as amended and supplemented being referred to as the "Original PJM Agreement"), and which coordinated operations and interchange came to be known as the PJM Interconnection (the "Interconnection"); and

     WHEREAS, pursuant to a resolution of June 16, 1993, an unincorporated association comprised of the parties to the Original PJM Agreement was formed for the purpose of implementation of the Original PJM Agreement as it then existed and as it subsequently has been amended and supplemented, such association being known as the "PJM Interconnection Association"; and

     WHEREAS, because of changes in federal law and policy, the Original PJM Agreement, together with other documents and agreements, was amended, restated and submitted to FERC on December 31, 1996 to restructure fundamental aspects of the operation of the Interconnection; and

     WHEREAS, so that the provisions of the Original PJM Agreement could be placed into effect consistent with a February 28, 1997 order of FERC, including those provisions related to the governance of the Interconnection, the parties to the Original PJM Agreement, along with the other interested parties, approved the conversion of the PJM Interconnection Association into the LLC pursuant to the provisions of the Delaware Limited Liability Company Act, as amended (the "Delaware LLC Act"), pursuant to a Certificate of Formation (the "Certificate of Formation") and a Certificate of Conversion (the "Certificate of Conversion"), each filed with the Delaware Secretary of State (the "Recording Office") on March 31, 1997; and

     WHEREAS, the Members wish to amend and restate the Operating Agreement of PJM Interconnection, L.L.C. adopted in connection with the formation of the LLC and as in effect immediately prior to the Effective Date in the form set forth below; and

     WHEREAS, the Members intend to form an Independent System Operator in accordance with the regulations of the Federal Energy Regulatory Commission; and Now, therefore, in consideration of the foregoing, and of the covenants and agreements hereinafter set forth, the Members hereby agree as follows:

                                  DEFINITIONS

     Unless the context otherwise specifies or requires, capitalized terms used in this Agreement shall have the respective meanings assigned herein or in the Schedules hereto for all purposes of this Agreement (such definitions to be equally applicable to both the singular and the plural forms of the terms defined). Unless otherwise specified, all references herein to Sections, Schedules, Exhibits or Appendices are to Sections, Schedules, Exhibits or Appendices of this Agreement. As used in this Agreement:

     1.1 ACT.

     "Act" shall mean the Delaware Limited Liability Company Act, Title 6, 18-101 to 18-1109 of the Delaware Code.

     1.2 AFFILIATE.

     "Affiliate" shall mean any two or more entities, one of which controls the other or that are under common control. "Control" shall mean the possession, directly or indirectly, of the power to direct the management or policies of an entity. Ownership of publicly-traded equity securities of another entity shall not result in control or affiliation for purposes of this Agreement if the securities are held as an investment, the holder owns (in its name or via intermediaries) less than 10 percent of the outstanding securities of the entity, the holder does not have representation on the entity's board of directors (or equivalent managing entity) or vice versa, and the holder does not in fact exercise influence over day-to-day management decisions. Unless the contrary is demonstrated to the satisfaction of the Members Committee, control shall be presumed to arise from the ownership of or the power to vote, directly or indirectly, ten percent or more of the voting securities of such entity.

     1.3 AGREEMENT.

     "Agreement" shall mean this Amended and Restated Operating Agreement of PJM Interconnection, L.L.C., including all Schedules, Exhibits, Appendices, addenda or supplements hereto, as amended from time to time.

     1.4 ANNUAL MEETING OF THE MEMBERS.

     "Annual Meeting of the Members" shall mean the meeting specified in Section
8.3.1 of this Agreement.

     1.5 BOARD MEMBER.

     "Board Member" shall mean a member of the PJM Board.

     1.6 CAPACITY RESOURCE.

     "Capacity Resource" shall mean the net capacity from owned or contracted for generating facilities all of which (i) are accredited to a Load Serving Entity pursuant to the procedures set forth in the Reliability Assurance Agreement and (ii) are committed to satisfy that Load Serving Entity's obligations under the Reliability Assurance Agreement and this Agreement.

     1.7 CONTROL AREA.

     "Control Area" shall mean an electric power system or combination of electric power systems bounded by interconnection metering and telemetry to which a common automatic generation control scheme is applied in order to:

     (a) match the power output of the generators within the electric power system(s) and energy purchased from entities outside the electric power system(s), with the load within the electric power system(s);

     (b) maintain scheduled interchange with other Control Areas, within the limits of Good Utility Practice;

     (c) maintain the frequency of the electric power system(s) within reasonable limits in accordance with Good Utility Practice and the criteria of NERC and the applicable regional reliability council of NERC;

     (d) maintain power flows on transmission facilities within appropriate limits to preserve reliability; and

     (e) provide sufficient generating capacity to maintain operating reserves in accordance with Good Utility Practice.

     1.8 ELECTRIC DISTRIBUTOR.

     "Electric Distributor" shall mean a Member that owns or leases with rights equivalent to ownership electric distribution facilities that are used to provide electric distribution service to electric load within the PJM Control Area.

     1.9 EFFECTIVE DATE.

     "Effective Date" shall mean August 1, 1997, or such later date that FERC permits this Agreement to go into effect.

     1.10 EMERGENCY.

     "Emergency" shall mean: (i) an abnormal system condition requiring manual or automatic action to maintain system frequency, or to prevent loss of firm load, equipment damage, or tripping of system elements that could adversely affect the reliability of an electric system or the safety of persons or property; or (ii) a fuel shortage requiring departure from normal operating procedures in order to minimize the use of such scarce fuel; or (iii) a condition that requires implementation of emergency procedures as defined in the PJM Manuals.

     1.11 END-USE CUSTOMER.

     "End-Use Customer" shall mean a Member that is a retail end-user of electricity within the PJM Control Area.

     1.12 FERC.

     "FERC" shall mean the Federal Energy Regulatory Commission or any successor federal agency, commission or department exercising jurisdiction over this Agreement.

     1.13 FINANCE COMMITTEE.

     "Finance Committee" shall mean the body formed pursuant to Section 7.5.1 of this Agreement.

     1.14 GENERATION OWNER.

     "Generation Owner" shall mean a Member that owns or leases with rights equivalent to ownership facilities for the generation of electric energy that are located within the PJM Control Area. Purchasing all or a portion of the output of a generation facility shall not be sufficient to qualify a Member as a Generation Owner.

     1.15 GOOD UTILITY PRACTICE.

     "Good Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather is intended to include acceptable practices, methods, or acts generally accepted in the region.

     1.16 INTERCONNECTION.

     "Interconnection" shall mean the coordinated operations and interchange resulting from the Original PJM Agreement as continued in this Agreement.

     1.17 LLC.

     "LLC" shall mean PJM Interconnection, L.L.C., a Delaware limited liability company.

     1.18 LOAD SERVING ENTITY.

     "Load Serving Entity" shall mean an entity, including a load aggregator or power marketer, (1) serving end-users within the PJM Control Area, and (2) that has been granted the authority or has an obligation pursuant to state or local law, regulation or franchise to sell electric energy to end-users located within the PJM Control Area, or the duly designated agent of such an entity.

     1.19 LOCATIONAL MARGINAL PRICE.

     "Locational Marginal Price" shall mean the hourly integrated market clearing marginal price for energy at the location the energy is delivered or received, calculated as specified in Section 2 of Schedule 1 of this Agreement.

     1.20 MAAC.

     "MAAC" shall mean the Mid-Atlantic Area Council, a reliability council under " 202 of the Federal Power Act established pursuant to the MAAC Agreement dated August 1, 1994, or any successor thereto.

     1.21 MARKET BUYER.

     "Market Buyer" shall mean a Member that has met reasonable creditworthiness standards established by the Office of the Interconnection and that is otherwise able to make purchases in the PJM Interchange Energy Market or PJM Capacity Credit Market.

     1.22 MARKET PARTICIPANT.

     "Market Participant" shall mean a Market Buyer or a Market Seller, or both.

     1.23 MARKET SELLER.

     "Market Seller" shall mean a Member that has met reasonable creditworthiness standards established by the Office of the Interconnection and that is otherwise able to make sales in the PJM Interchange Energy Market or PJM Capacity Credit Market.

     1.24 MEMBER.

     "Member" shall mean an entity that satisfies the requirements of Section
11.6 of this Agreement and that (i) is a member of the LLC immediately prior to the Effective Date, or (ii) has executed an Additional Member Agreement in the form set forth in Schedule 4 hereof.

     1.25 MEMBERS COMMITTEE.

     "Members Committee" shall mean the committee specified in Section 8 of this Agreement composed of representatives of all the Members.

     1.26 NERC.

     "NERC" shall mean the North American Electric Reliability Council, or any successor thereto.

     1.27 OFFICE OF THE INTERCONNECTION.

     "Office of the Interconnection" shall mean the employees and agents of the LLC engaged in implementation of this Agreement and administration of the PJM Tariff, subject to the supervision and oversight of the PJM Board acting pursuant to this Agreement.

     1.28 OPERATING RESERVE.

     "Operating Reserve" shall mean the amount of generating capacity scheduled to be available for a specified period of an Operating Day to ensure the reliable operation of the PJM Control Area, as specified in the PJM Manuals.

     1.29 ORIGINAL PJM AGREEMENT.

     "Original PJM Agreement" shall mean that certain agreement between certain of the Members, originally dated September 26, 1956, and as amended and supplemented up to and including December 31, 1996, relating to the coordinated operation of their electric supply systems and the interchange of electric capacity and energy among their systems.

     1.30 OTHER SUPPLIER.

     "Other Supplier" shall mean a Member that is (i) a seller, buyer or transmitter of electric capacity or energy in, from or through the PJM Control Area, and (ii) is not a Generation Owner, Electric Distributor, Transmission Owner or End-Use Customer.

     1.31 PJM BOARD.

     "PJM Board" shall mean the Board of Managers of the LLC, acting pursuant to this Agreement.

     1.32 PJM CONTROL AREA.

     "PJM Control Area" shall mean the Control Area recognized by NERC as the PJM Control Area.

     1.33 PJM DISPUTE RESOLUTION PROCEDURES

     "PJM Dispute Resolution Procedures" shall mean the procedures for the resolution of disputes set forth in Schedule 5 of this Agreement.

     1.34 PJM INTERCHANGE ENERGY MARKET.

     "PJM Interchange Energy Market" shall mean the regional competitive market administered by the Office of the Interconnection for the purchase and sale of spot electric energy at wholesale in interstate commerce and related services established pursuant to Schedule 1 to this Agreement.

     1.35 PJM MANUALS.

     "PJM Manuals" shall mean the instructions, rules, procedures and guidelines established by the Office of the Interconnection for the operation, planning, and accounting requirements of the PJM Control Area and the PJM Interchange Energy Market.

     1.36 PJM TARIFF.

     "PJM Tariff" shall mean the PJM Open Access Transmission Tariff providing transmission service within the PJM Control Area, including any schedules, appendices, or exhibits attached thereto, as in effect from time to time.

     1.37 PLANNING PERIOD.

     "Planning Period" shall initially mean the 12 months beginning June 1 and extending through May 31 of the following year, or such other period established by the Reliability Committee established under the Reliability Assurance Agreement.

     1.38 PRESIDENT.

     "President" shall have the meaning specified in Section 9.2.

     1.39 RELATED PARTIES.

     "Related Parties" shall mean, solely for purposes of the governance provisions of this Agreement: (i) any generation and transmission cooperative and one of its distribution cooperative members; and (ii) any joint municipal agency and one of its members. For purposes of this Agreement, representatives of state or federal government agencies shall not be deemed Related Parties with respect to each other, and a public body's regulatory authority, if any, over a Member shall not be deemed to make it a Related Party with respect to that Member.

     1.40 RELIABILITY ASSURANCE AGREEMENT.

     "Reliability Assurance Agreement" shall mean that certain agreement, dated June 2, 1997 and as amended from time to time, establishing obligations, standards and procedures for maintaining the reliable operation of the PJM Control Area.

     1.41 SECTOR VOTES.

     "Sector Votes" shall mean the affirmative and negative votes of each sector on the Members Committee, as specified in Section 8.4.

     1.42 STATE.

     "State" shall mean the District of Columbia and any State or Commonwealth of the United States.

     1.43 SYSTEM.

     "System" shall mean the interconnected electric supply system of a Member and its interconnected subsidiaries exclusive of facilities which it may own or control outside of the PJM Control Area. Each Member may include in its system the electric supply systems of any party or parties other than Members which are within the PJM Control Area, provided its interconnection agreements with such other party or parties do not conflict with such inclusion.

     1.44 TRANSMISSION FACILITIES.

     "Transmission Facilities" shall mean facilities that: (i) are within the PJM Control Area; (ii) meet the definition of transmission facilities pursuant to FERC"s Uniform System of Accounts or have been classified as transmission facilities in a ruling by FERC addressing such facilities; and (iii) have been demonstrated to the satisfaction of the Office of the Interconnection to be integrated with the PJM Control Area transmission system and integrated into the planning and operation of the PJM Control Area to serve all of the power and transmission customers within the PJM Control Area.

     1.45 TRANSMISSION OWNER.

     "Transmission Owner" shall mean a Member that owns or leases with rights equivalent to ownership Transmission Facilities. Taking transmission service shall not be sufficient to qualify a Member as a Transmission Owner.

     1.46 TRANSMISSION OWNERS AGREEMENT.

     "Transmission Owners Agreement" shall mean that certain agreement, dated June 2, 1997 and as amended from time to time, by and among Transmission Owners in the PJM Control Area providing for an open-access transmission tariff in the PJM Control Area, and for other purposes.

     1.47 USER GROUP.

     "User Group" shall mean a group formed pursuant to Section 8.7 of this Agreement.

     1.48 VOTING MEMBER

     "Voting Member" shall mean (i) a Member as to which no other Member is an Affiliate or Related Party, or (ii) a Member together with any other Members as to which it is an Affiliate or Related Party.

     1.49 WEIGHTED INTEREST.

     "Weighted Interest" shall be equal to (0.1(1/N) + 0.5(B/C) + 0.2(D/E) + 0.2(F/G)), where:

         N = the total number of Members
         B = the Member's internal peak demand for the previous calendar year C = the sum of factor B for all Members
         D = the Member's net installed generating capacity located in the PJM
             Control Area as of January 1 of the current calendar year
         E = the sum of factor D for all Members
         F = the sum of the Member's circuit miles of transmission facilities multiplied by the respective operating voltage for facilities 100 kV and above as of January 1 of the current calendar year
         G = the sum of factor F for all Members

                     2. FORMATION, NAME; PLACE OF BUSINESS

2.1 FORMATION OF LLC; CERTIFICATE OF FORMATION.

The Members of the LLC hereby:

(a) acknowledge the conversion of the PJM Interconnection Association into the LLC, a limited liability company pursuant to the Act, by virtue of the filing of both the Certificate of Formation and the Certificate of Conversion with the Recording Office, effective as of March 31, 1997;

(b) confirm and agree to their status as Members of the LLC;

(c) enter into this Agreement for the purpose of amending and restating the rights, duties, and relationship of the Members; and

(d) agree that if the laws of any jurisdiction in which the LLC transacts business so require, the PJM Board also shall file, with the appropriate office in that jurisdiction, any documents necessary for the LLC to qualify to transact business under such laws; and (ii) agree and obligate themselves to execute, acknowledge, and cause to be filed for record, in the place or places and manner prescribed by law, any amendments to the Certificate of Formation as may be required, either by the Act, by the laws of any jurisdiction in which the LLC transacts business, or by this Agreement, to reflect changes in the information contained therein or otherwise to comply with the requirements of law for the continuation, preservation, and operation of the LLC as a limited liability company under the Act.

     2.2 NAME OF LLC.

     The name under which the LLC shall conduct its business is "PJM Interconnection, L.L.C."

     2.3 PLACE OF BUSINESS.

     The location of the principal place of business of the LLC shall be 955 Jefferson Avenue, Valley Forge Corporate Center, Norristown, Pennsylvania 19403-2497. The LLC may also have offices at such other places both within and without the State of Delaware as the PJM Board may from time to time determine or the business of the LLC may require.

     2.4 REGISTERED OFFICE AND REGISTERED AGENT.

     The street address of the initial registered office of the LLC shall be 1209 Orange Street, Wilmington, Delaware 19801, and the LLC's registered agent at such address shall be The Corporation Trust Company. The registered office and registered agent may be changed by resolution of the PJM Board.

                         3. PURPOSES AND POWERS OF LLC

     3.1 PURPOSES.

     The purposes of the LLC shall be:

     (a) to operate in accordance with FERC requirements as an Independent System Operator, comprised of the PJM Board, the Office of the Interconnection, and the Members Committee, with the authorities and responsibilities set forth in this Agreement;

     (b) as necessary for the operation of the Interconnection as specified above: (i) to acquire and obtain licenses, permits and approvals, (ii) to own or lease property, equipment and facilities, and (iii) to contract with third parties to obtain goods and services, provided that, the L.L.C. may procure goods and services from a Member only after open and competitive bidding; and

     (c) to engage in any lawful business permitted by the Act or the laws of any jurisdiction in which the LLC may do business and to enter into any lawful transaction and engage in any lawful activities in furtherance of the foregoing purposes and as may be necessary, incidental or convenient to carry out the business of the LLC as contemplated by this Agreement.

     3.2 POWERS.

     The LLC shall have the power to do any and all acts and things necessary, appropriate, advisable, or convenient for the furtherance and accomplishment of the purposes of the LLC, including, without limitation, to engage in any kind of activity and to enter into and perform obligations of any kind necessary to or in connection with, or incidental to, the accomplishment of the purposes of the LLC, so long as said activities and obligations may be lawfully engaged in or performed by a limited liability company under the Act.

                       4. EFFECTIVE DATE AND TERMINATION

     4.1 EFFECTIVE DATE AND TERMINATION.

     (a) The existence of the LLC commenced on March 31, 1997, as provided in the Certificate of Formation and Certificate of Conversion which were filed with the Recording Office on March 31, 1997. This Agreement shall amend and restate the Operating Agreement of PJM Interconnection, L.L.C. as of the Effective Date.

    (b) The LLC shall continue in existence until terminated in accordance with the terms of this Agreement. The withdrawal or termination of any Member is subject to the provisions of Section 18.18 of this Agreement.

    (c) Any termination of this Agreement or withdrawal of any Member from the Agreement shall be filed with the FERC and shall become effective only upon the FERC's approval.

    GOVERNING LAW.

    This Agreement and all questions with respect to the rights and obligations of the Members, the construction, enforcement and interpretation hereof, and the formation, administration and termination of the LLC shall be governed by the provisions of the Act and other applicable laws of the State of Delaware, and the Federal Power Act.

                 5. WORKING CAPITAL AND CAPITAL CONTRIBUTIONS

     5.1 FUNDING OF WORKING CAPITAL AND CAPITAL CONTRIBUTIONS.

     (a) The Office of the Interconnection shall attempt to obtain financing of up to twenty-five percent (25%) of the approved annual operating budget of the LLC adopted by the PJM Board pursuant to " 7.5.2 of this Agreement to meet the working capital needs of the LLC, which shall be limited to such working capital needs that arise from timing in cash flows from interchange accounting, tariff administration and payment of the operating costs of the Office of the Interconnection. Such financing, which shall be non-recourse to the Members of the LLC and which shall be for a stated term without penalty for prepayment, may be obtained by borrowing the amount required at market-based interest rates, negotiated on an arm's length basis, (i) from a Member or Members or (ii) from a commercial lender, supported, if necessary, by credit enhancements provided by a Member or Members; provided, however, no Member shall be obligated to provide such financing or credit enhancements. The LLC shall make such filings and seek such approvals as necessary in order for the principal, interest and fees related to any such borrowing to be repaid through charges under the PJM Tariff as appropriate under Schedule 3 of this Agreement.

     (b) In the event financing of the working capital needs of the Office of the Interconnection is unavailable on commercially reasonable terms, the PJM Board may require the Members to contribute capital in the aggregate up to five million two hundred thousand dollars ($5,200,000) for the working capital needs that could not be financed; provided that in such event each Member's obligation to contribute additional capital shall be in proportion to its Weighted Interest, multiplied by the amount so requested by the PJM Board. Each Member that contributes such capital shall be entitled to earn a return on the contribution to the extent such contribution has not been repaid, which return shall be at a fair market rate as determined by the PJM Board but in no event less than the current interest rate established pursuant to 18 C.F.R. " 35.19a(a)(2)(iii); provided further, that any Member not wanting to contribute the requested capital contribution may withdraw from the LLC upon 90 days written notice as provided in Section 18.18.2 of this Agreement.

     5.2 CONTRIBUTIONS TO ASSOCIATION.

     All contributions prior to the Effective Date of the original Operating Agreement of PJM Interconnection, L.L.C. of cash or other assets to the PJM Interconnection Association by persons who are now or in the future may become Members of the LLC shall be deemed contributions by such Members to the LLC.

                        6. TAX STATUS AND DISTRIBUTIONS

     6.1 TAX STATUS.

     The LLC shall make all necessary filings under the applicable Treasury Regulations to have the LLC taxed as a corporation.


Revised:   November 19, 1998
Effective: January 19, 1999

     6.2 RETURN OF CAPITAL CONTRIBUTIONS.

     (a) In the event Members are required to contribute capital to the LLC in accordance with Section 5.1 herein, the LLC shall request the Transmission Owners to recover such working capital through charges under the PJM Tariff as provided in Schedule 3 of this Agreement. In the event all or a portion of the working capital is recovered pursuant to the PJM Tariff, such amount(s) shall be returned to the Members in accordance with their actual contributions.

     (b) Except for return of capital contributions and liquidating distributions as provided in the foregoing section and Section 6.3 herein, respectively, the LLC does not intend to make any distributions of cash or other assets to its Members.

     6.3 LIQUIDATING DISTRIBUTION.

     Upon termination or liquidation of the LLC, the cash or other assets of the LLC shall be distributed as follows:

     (a) first, in the event the LLC has any liabilities at the time of its termination or dissolution, the LLC shall liquidate such of its assets as is necessary to satisfy such liabilities;

     (b) second, any capital contribution in cash or in kind by any Member of the PJM Interconnection Association prior to the Effective Date shall be distributed by the LLC back to such Member in the form received by the PJM Interconnection Association; and

    (c) third, any remaining assets of the LLC shall be distributed to the Members in proportion to their Weighted Interests.

                                 7. PJM BOARD

     7.1 COMPOSITION.

     There shall be an LLC Board of Managers, referred to herein as the "PJM Board," composed of seven voting members, with the President as a non-voting member. The seven voting Board Members shall be elected by the Members Committee from a slate of candidates for the then-existing vacancies or expiring terms on the PJM Board. An independent consultant, retained by the Office of the Interconnection upon consideration of the advice and recommendations of the Members Committee, shall be directed to prepare a list of persons qualified and willing to serve on the PJM Board. Not later than 30 days prior to each Annual Meeting of the Members, the Office of the Interconnection shall distribute to the representatives on the Members Committee a slate from among the list proposed by the independent consultant, along with information on the background and experience of the persons on the slate appropriate to evaluating their fitness for service on the PJM Board. Elections for the PJM Board shall be held at each Annual Meeting of the Members, for the purpose of selecting the initial PJM Board in accordance with the provisions of Section 7.3(a), or selecting a person to fill the seat of a Board Member whose term is expiring. Should the Members Committee fail to elect a full PJM Board from the slate proposed by the independent consultant, the Office of the Interconnection shall direct the independent consultant, or a replacement consultant selected by the Office of the Interconnection, to propose a list for a slate of nominees for any vacancies on the PJM Board for consideration by the Members at the next regular meeting of the Members Committee.

     7.2 QUALIFICATIONS.

     A Board Member shall not be, and shall not have been at any time within five years of election to the PJM Board, a director, officer or employee of a Member or of an Affiliate or Related Party of a Member. Except as provided in the LLC's Standards of Conduct filed with the FERC, at any time while serving on the PJM Board, a Board Member shall have no direct business relationship or other affiliation with any Member or its Affiliates or Related Parties. Of the seven Board Members, four shall have expertise and experience in the areas of corporate leadership at the senior management or board of directors level, or in the professional disciplines of finance or accounting, engineering, or utility laws and regulation. Of the other three Board Members, one shall have expertise and experience in the operation or concerns of transmission dependent utilities, one shall have expertise and experience in the operation or planning of transmission systems, and one shall have expertise and experience in the area of commercial markets and trading and associated risk management.

     7.3 TERM OF OFFICE.

     (a) The persons serving as the Board of Managers of the LLC immediately prior to the Effective Date shall continue in office until the first Annual Meeting of the Members. At the first Annual Meeting of the Members, the then current members of the PJM Board who desire to continue in office shall be elected by the Members to serve until the second Annual Meeting of the Members or until their successors are elected, along with such additional persons as necessary to meet the composition requirements of Section 7.1 and the qualification requirements of Section 7.2.

     (b) A Board Member shall serve for a term of three years commencing with the Annual Meeting of the Members at which the Board Member was elected; provided, however, that two of the Board Members elected at the first Annual Meeting of the Members following the Effective Date shall be chosen by lot to serve a term of one year, three of such Board Members shall be chosen by lot to serve a term of two years and the final two such Board Members shall serve a term of three years.

     (c) Vacancies on the PJM Board occurring between Annual Meetings of the Members shall be filled by vote of the then remaining Board Members; a Board Member so selected shall serve until the next Annual Meeting at which time a person shall be elected to serve the balance of the term of the vacant Board Seat. Removal of a Board Member shall require the approval of the Members Committee.

     7.4 QUORUM.

     The presence in person or by telephone or other authorized electronic means of a majority of the voting Board Members shall constitute a quorum at all meetings of the PJM Board for the transaction of business except as otherwise provided by statute. If a quorum shall not be present, the Board Members then present shall have the power to adjourn the meeting from time to time, until a quorum shall be present. Provided a quorum is present at a meeting, the PJM Board shall act by majority vote of the Board Members present.

     7.5 OPERATING AND CAPITAL BUDGETS.

         7.5.1 FINANCE COMMITTEE.

         Not later than February 1 of each year, the entities specified below shall select the members of a Finance Committee. The Finance Committee shall be composed of one representative of the parties to the Reliability Assurance Agreement chosen by the parties to that agreement, one representative of the parties to the Transmission Owners Agreement chosen by the parties to that agreement, two representatives of the Members Committee chosen by the Members Committee and that are not representatives of an entity that is a party to the Transmission Owners Agreement or an Affiliate or Related Party of such an entity, one representative of the Office of the Interconnection selected by the President, and two Board Members selected by the PJM Board. The Members Committee shall endeavor to elect members of the Finance Committee that are broadly representative of the diversity of interests among the Members. The Office of the Interconnection shall prepare annual budgets in accordance with processes and procedures established by the PJM Board, and shall timely submit its budgets to the Finance Committee for review. The Finance Committee shall submit its analysis of and recommendations on the budgets to the PJM Board, with copies to the Members Committee. The Finance Committee shall also review and comment upon any additional or amended budgets prepared by the Office of the Interconnection at the request of the PJM Board or the Members Committee.

         7.5.2 ADOPTION OF BUDGETS.

         The PJM Board shall adopt, upon consideration of the advice and recommendations of the Finance Committee, operating and capital budgets for the LLC, and shall distribute to the Members for their information final annual budgets for the following fiscal year not later than 60 days prior to the beginning of each fiscal year of the LLC.

         7.6 BY-LAWS.

         To the extent not inconsistent with any provision of this Agreement, the PJM Board shall adopt such by-laws establishing procedures for the implementation of this Agreement as it may deem appropriate, including but not limited to by-laws governing the scheduling, noticing and conduct of meetings of the PJM Board, selection of a Chair and Vice Chair of the PJM Board, action by the PJM Board without a meeting, and the organization and responsibilities of standing and special committees of the PJM Board. Such by-laws shall not modify or be inconsistent with any of the rights or obligations established by this Agreement.

         7.7 DUTIES AND RESPONSIBILITIES OF THE PJM BOARD.

         In accordance with this Agreement, the PJM Board shall supervise and oversee all matters pertaining to the Interconnection and the LLC, and carry out such other duties as are herein specified, including but not limited to the following duties and responsibilities:

             i) As its primary responsibility, ensure that the President, the other officers of the LLC, and Office of the Interconnection perform the duties and responsibilities set forth in this Agreement, including but not limited to those set forth in Sections 9.2 through 9.4 and Section 10.4 in a manner consistent with (A) the safe and reliable operation of the Interconnection, (B) the creation and operation of a robust, competitive, and non-discriminatory electric power market in the PJM Control Area, and (C) the principle that a Member or group of Members shall not have undue influence over the operation of the Interconnection;

            ii) Select the Officers of the LLC;

           iii) Adopt budgets for the LLC;

            iv) Approve the Regional Transmission Expansion Plan in accordance with the provisions of the Regional Transmission Expansion Planning Protocol set forth in Schedule 6 of this Agreement.

             v) On its own initiative or at the request of a User Group as specified herein, submit to the Members Committee such proposed amendments to this Agreement or any Schedule hereto, or a proposed new Schedule, as it may deem appropriate;

            vi) Petition FERC to modify any provision of this Agreement or any
                Schedule or practice hereunder that the PJM Board believes to be unjust, unreasonable, or unduly discriminatory under Section 206 of the Federal Power Act, subject to the right of any Member or the Members to intervene in any resulting proceedings;

           vii) Review for consistency with the creation and operation of a robust, competitive and non-discriminatory electric power market in the PJM Control Area any change to rate design or to non-rate terms and conditions proposed by Transmission Owners for filing under Section 205 of the Federal Power Act.

          viii) If and to the extent it shall deem appropriate, intervene in any proceeding at FERC initiated by the Members in accordance with
                Section 11.5(b), and participate in other state and federal regulatory proceedings relating to the interests of the LLC;

            ix) Review, in accordance with Section 15.1.3, determinations of the
                Office of the Interconnection with respect to events of default;

             x) Assess against the other Members in proportion to their Weighted
                Interest an amount equal to any payment to the Office of the Interconnection, including interest thereon, as to which a Member is in default;

            xi) Establish reasonable sanctions for failure of a Member to comply with its obligations under this Agreement;

           xii) Direct the Office of the Interconnection on behalf of the LLC to take appropriate legal or regulatory action against a Member (A) to recover any unpaid amounts due from the Member to the Office of the Interconnection under this Agreement and to make whole any Members subject to an assessment as a result of such unpaid amount, or (B) as may otherwise be necessary to enforce the obligations of this Agreement;

          xiii) Resolve claims by a Member that the Reliability Committee established by the Reliability Assurance Agreement has exercised its responsibilities in a manner inconsistent with the creation and operation of a robust, competitive and non-discriminatory electric power market in the PJM Control Area, upon due consideration of the views of the Member and of the Reliability Committee, and of the need to preserve the reliability of electric service in the PJM Control Area.

           xiv) Solicit the views of Members on, and commission from time to time as it shall deem appropriate independent reviews of, (A) the performance of the PJM Interchange Energy Market, (B) compliance by Market Participants with the rules and requirements of the PJM Interchange Energy Market, and (C) the performance of the Office of the Interconnection under performance criteria proposed by the Members Committee and approved by the PJM Board; and

            xv) Terminate a Member as may be appropriate under the terms of this
                Agreement.

                             8. MEMBERS COMMITTEE

     8.1 SECTORS.

         8.1.1 DESIGNATION.

         Voting on the Members Committee shall be by sectors. The Members Committee shall be composed of five sectors, one for Generation Owners, one for Other Suppliers, one for Transmission Owners, one for Electric Distributors, and one for End-Use Customers, provided that there are at least five Members in each Sector. Except as specified in Section 8.1.2, each Voting Member shall have one vote. Each Voting Member shall, within thirty (30) days after the Effective Date or, if later, thirty (30) days after becoming a Member, and thereafter not later than 10 days prior to the Annual Meeting of the Members for each annual period beginning with the Annual Meeting of the Members, submit to the President a sealed notice of the sector in which it is qualified to vote or, if qualified to participate in more than one sector, its rank order preference of the sectors in which it wishes to vote, and shall be assigned to its highest-ranked sector that has the minimum number of Members specified above. If a Member is assigned to a sector other than its highest-ranked sector in accordance with the preceding sentence, its higher sector preference or preferences shall be honored as soon as a higher-ranked sector has five or more Members. A Voting Member may designate as its voting sector any sector for which it or its Affiliate or Related Party Members is qualified. The sector designations of the Voting Members shall be announced by the President at the Annual Meeting.

         8.1.2 RELATED PARTIES.

         The Members in a group of Related Parties shall each be entitled to a vote, provided that all the Members in a group of Related Parties that chooses to exercise such rights shall be assigned to the Electric Distributor sector.

     8.2 REPRESENTATIVES.

         8.2.1 APPOINTMENT.

         Each Member may appoint a representative to serve on the Members Committee, with authority to act for that Member with respect to actions or decisions by the Members Committee. Each Member may appoint an alternate representative to act for that Member at meetings of the Members Committee in the absence of the representative. A Member participating in the PJM Interchange Energy Market through an agent may be represented on the Members Committee by that agent. A Member shall appoint its representative by giving written notice identifying its representative and alternate representative to the Office of the Interconnection. Members that are Affiliates or Related Parties may each appoint a representative and alternate representative to the Members Committee, but shall vote as specified in Section 8.1.

         8.2.2 REGULATORY AUTHORITIES.

         FERC and any other federal agency with regulatory authority over a Member, each State electric utility regulatory commission with regulatory jurisdiction within the PJM Control Area, and each office of consumer advocate from each State all or any part of the territory of which is within the PJM Control Area, may nominate one representative to serve as an ex officio non-voting member of the Members Committee.

         8.2.3 INITIAL REPRESENTATIVES.

         Initial representatives to the Members Committee shall be appointed no later than 30 days after the Effective Date; provided, however, that each representative to the Management Committee under the Operating Agreement of PJM Interconnection, L.L.C. as in effect immediately prior to the Effective Date shall automatically become a representative to the Members Committee on the Effective Date unless replaced as specified in Section 8.2.4. An entity becoming a Member shall appoint a representative to the Members Committee no later than 30 days after becoming a Member.

         8.2.4 CHANGE OF OR SUBSTITUTION FOR A REPRESENTATIVE.

         Any Member may change its representative or alternate on the Members Committee at any time by providing written notice to the Office of the Interconnection identifying its replacement representative or alternate. Any representative to the Members Committee may, by written notice to the Chair, designate a substitute representative from that Member to act for him or her with respect to any matter specified in such notice.

     8.3 MEETINGS.

         8.3.1 REGULAR AND SPECIAL MEETINGS.

         The Members Committee shall hold regular meetings, no less frequently than once each calendar quarter at such time and at such place as shall be fixed by the Chair. The Members Committee shall hold an Annual Meeting of the Members each calendar year at such time and place as shall be specified by the Chair. At the Annual Meeting of the Members, Board Members as necessary, officers of the Members Committee, and representatives to the Finance Committee shall be elected. The Members Committee may hold special meetings for one or more designated purposes within the scope of the authority of the Members Committee when called by the Chair on the Chair's own initiative, or at the request of five or more representatives on the Members Committee. The notice of a regular or special meeting shall be distributed to the representatives as specified in
Section 18.13 of this Agreement not later than seven days prior to the meeting, shall state the time and place of the meeting, and shall include an agenda sufficient to notify the representatives of the substance of matters to be considered at the meeting; provided, however, that meetings may be called on shorter notice at the discretion of the Chair as the Chair shall deem necessary to deal with an emergency or to meet a deadline for action.

         8.3.2 ATTENDANCE.

         Regular and special meetings may be conducted in person or by telephone, or other electronic means as authorized by the Members Committee. The attendance in person or by telephone or other electronic means of a representative or a duly designated substitute shall be required in order to vote.

         8.3.3 QUORUM.

         The attendance as specified in Section 8.3.2 of a majority of the Voting Members from each of at least three sectors that each have at least five Members shall constitute a quorum, however, a quorum shall only require one-third of the Voting Members, but not less than ten, from any sector that has more than 20 Voting Members. No action may be taken by the Members Committee at a meeting unless a quorum is present; provided, however, that if a quorum is not present, the Voting Members then present shall have the power to adjourn the meeting from time to time until a quorum shall be present.

     8.4 MANNER OF ACTING.

     (a) All matters brought up for a vote or approval by the Members Committee shall be stated in the form of a motion, which must be seconded. Only one motion may be pending at one time.

     (b) Each Sector shall be entitled to cast one and zero one-hundredths (1.00) Sector Votes. Each Voting Member shall be entitled to cast one (1) non-divisible vote in its sector. In the case of a Voting Member comprised of Affiliates or Related Parties, any representative, alternate or substitute of any of the Affiliated or Related Parties may cast the vote of the Voting Member. The Sector Vote of each sector shall be split into an affirmative component based on votes for the pending motion, and a negative component based on votes against the pending motion, in direct proportion to the votes cast within the sector for and against the pending motion, rounded to two decimal places.

     (c) The sum of affirmative Sector Votes necessary to pass the pending motion shall be

Revised:  November 19, 1998
Effective:January 14, 1999
greater than (but not merely equal to) the product of .667 multiplied by the number of sectors that have at least five Members and that participated in the vote.

     (d) Voting Members not in attendance at the meeting as specified in Section
8.3.2 of this Agreement or abstaining shall not be counted as affirmative or negative votes .

      8.5 CHAIR AND VICE CHAIR OF THE MEMBERS COMMITTEE.

         8.5.1 SELECTION AND TERM.

         The representatives or their alternates or substitutes on the Members Committee shall elect from among the representatives a Chair and a Vice Chair. The offices of Chair and Vice Chair shall be held for a term of one year and until succession to the office occurs as specified herein. Except as specified below, at each Annual Meeting of the Members the Vice Chair shall succeed to the office of Chair, and a new Vice Chair shall be elected. If the office of Chair becomes vacant, or the Chair leaves the employment of the Member for whom the Chair is the representative, or the Chair is no longer the representative of such Member, the Vice Chair shall succeed to the office of Chair, and a new Vice Chair shall be elected at the next regular or special meeting of the Members Committee, both such officers to serve until the second Annual Meeting of the Members following such succession or election to a vacant office. If the office of Vice Chair becomes vacant, or the Vice Chair leaves the employment of the Member for whom the Vice Chair is the representative, or the Vice Chair is no longer the representative of such Member, a new Vice Chair shall be elected at the next regular or special meeting of the Members Committee.

         8.5.2 DUTIES.

         The Chair shall call and preside at meetings of the Members Committee, and shall carry out such other responsibilities as the Members Committee shall assign. The Chair shall cause minutes of each meeting of the Members Committee to be taken and maintained, and shall cause notices of meetings of the Members Committee to be distributed. The Vice Chair shall preside at meetings of the Members Committee in the absence of the Chair, and shall otherwise act for the Chair at the Chair's request.

     8.6 OTHER COMMITTEES.

     (a) The Members Committee may form, select the membership, and oversee the activities, of an Operating Committee, a Planning Committee, and an Energy Market Committee as standing committees, and such other committees, subcommittees, task forces, working groups or other bodies as it shall deem appropriate, to provide advice and recommendations to the Members Committee or to the Office of the Interconnection as directed by the Members Committee.

     (b) The Members Committee shall elect representatives to the Alternate Dispute Resolution Committee as specified in the PJM Dispute Resolution Procedures.

     8.7 USER GROUPS.

     (a) Any five or more Members sharing a common interest may form a User Group, and may invite such other Members to join the User Group as the User Group shall deem appropriate. Notification of the formation of a User Group shall be provided to all members of the Members Committee.

     (b) The Members Committee shall create a User Group composed of representatives of bona fide public interest and environmental organizations that are interested in the activities of the LLC and are willing and able to participate in such a User Group.

     Meetings of User Groups shall be open to all Members and the Office of the Interconnection. Notices and agendas of meetings of a User Group shall be provided to all Members that ask to receive them.

     (d) Any recommendation or proposal for action adopted by affirmative vote of three-fourths or more of the members of a User Group shall be circulated by the Office of the Interconnection to the representatives on the Members Committee and shall be considered by the Members Committee at its next regular meeting occurring not earlier than 30 days after the circulation of such notice.

     (e) If the Members Committee does not adopt a recommendation or proposal submitted to it by a User Group, upon vote of nine-tenths or more of the members of the User Group the recommendation or proposal may be submitted to the PJM Board for its consideration in accordance with Section 7.7(v).

     8.8 POWERS OF THE MEMBERS COMMITTEE.

     The Members Committee, acting by adoption of a motion as specified in
Section 8.4, shall have the power to take the actions specified in this Agreement, including:

         i) Elect the members of the PJM Board;

        ii) In accordance with the provisions of Section 18.6 of this Agreement, amend any portion of this Agreement, including the Schedules hereto, or create new Schedules, and file any such amendments or new Schedules with FERC or other regulatory body of competent jurisdiction;

       iii) Terminate this Agreement; and

        iv) Provide advice and recommendations to the PJM Board and the Office of the Interconnection.

                                  9. OFFICERS

     9.1 ELECTION AND TERM.

     The officers of the LLC shall consist of a President, a Secretary and a Treasurer. The PJM Board may elect such other officers as it deems necessary to carry out the business of the LLC. All officers shall be elected by the PJM Board and shall hold office until the next annual meeting of the PJM Board and until their successors are elected. Any number of offices may be held by the same person, except that the offices of the President and Treasurer may not be held by the same person.

     9.2 PRESIDENT.

     The PJM Board shall appoint a President and Chief Executive Officer of the LLC (the "President"). The President shall direct and supervise the day-to-day operation of the LLC, and shall report to the PJM Board. The President shall be responsible for directing and supervising the Office of the Interconnection in the performance of the duties and responsibilities specified in Section 10.4. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the LLC, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board to some other officer or agent of the LLC. In the absence of the President or in the event of his or her inability or refusal to act, and if a vice president has been appointed by the PJM Board, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the PJM Board in its Minutes) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the PJM Board may from time to time prescribe.

     9.3 SECRETARY.

     The Secretary shall attend all meetings of the PJM Board and record all the proceedings of the meetings of the PJM Board in a minute book to be kept for that purpose and shall perform like duties for the standing committees or special committees when required. He or she shall give, or cause to be given, notice of all special meetings of the PJM Board, and shall perform such other duties as may be prescribed by the PJM Board or President, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the LLC, and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The PJM Board may give general authority to any other officer to affix the seal of the LLC and to attest the affixing by his or her signature.

     9.4 TREASURER.

     The Treasurer shall have or arrange for the custody of the LLC's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belongings to the LLC and shall deposit all moneys and other valuable effects in the name and to the credit of the LLC in such depositories as may be designated by the PJM Board. The Treasurer shall disburse the funds of the LLC as may be ordered by the PJM Board, taking proper vouchers for such disbursements, and shall render to the President and PJM Board at its regular meetings, or when the PJM Board so requires, an account of his or her transactions as Treasurer and of the financial condition of the LLC. If required by the Board, the Treasurer shall give the LLC a bond (which shall be renewed periodically) in such sum and with such surety or sureties as shall be satisfactory to the PJM Board for the faithful performance of the duties of his office and of the restoration to the LLC, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the LLC.

     9.5 RENEWAL OF OFFICERS; VACANCIES.

     Any officer elected or appointed by the PJM Board may be removed at any time by the affirmative vote of a majority of the PJM Board eligible to vote. Any vacancy occurring in any office of the LLC shall be filled by the PJM Board.

     9.6 COMPENSATION.

     The salaries of all officers and agents of the LLC, and the reasonable compensation of the PJM Board, shall be fixed by the PJM Board.

                      10. OFFICE OF THE INTERCONNECTION.

     10.1 ESTABLISHMENT.

     The Office of the Interconnection shall implement this Agreement, administer the PJM Tariff, and undertake such other responsibilities as set forth herein. All personnel of the Office of the Interconnection shall be employees of the LLC or under contract thereto. The cost of the Office of the Interconnection and expenses associated therewith, including salaries and expenses of said personnel, space and any necessary facilities or other capital expenditures, shall be recovered in accordance with Schedule 3. The Office of the Interconnection shall adopt, publish and comply with standards of conduct that satisfy the regulations of FERC.

     10.2 PROCESSES AND ORGANIZATION.

     In order to carry out the responsibilities of the Office of the Interconnection for the safe and reliable operation of the Interconnection, the President may establish processes and organization for operating personnel and facilities as the President shall deem appropriate, and shall request such Members as the President shall deem appropriate to participate in such processes and organization. All such processes and organization shall be carried out in accordance with all applicable code of conduct or other functional separation requirements of FERC.

     10.3 CONFIDENTIAL INFORMATION.

     The Office of the Interconnection shall comply with the requirements of
Section 18.17 with respect to any proprietary or confidential information received from or about any Member.

     10.4 DUTIES AND RESPONSIBILITIES.

     The Office of the Interconnection, under the direction of the President as supervised and overseen by the PJM Board, shall carry out the following duties and responsibilities, in accordance with the provisions of this Agreement:

          i) Administer and implement this Agreement;

         ii) Perform such functions in furtherance of this Agreement as the PJM Board, acting within the scope of its duties and responsibilities under this Agreement, may direct;

        iii) Prepare, maintain, update and disseminate the PJM Manuals;

         iv) Comply with MAAC and NERC operation and planning standards, principles and guidelines;

          v) Maintain an appropriately trained workforce, and such equipment and facilities, including computer hardware and software and backup power supplies, as necessary or appropriate to implement or administer this Agreement;

         vi) Direct the operation and coordinate the maintenance of the facilities of the Interconnection used for both load and reactive supply, so as to maintain reliability of service and obtain the benefits of pooling and interchange consistent with this Agreement and the Reliability Assurance Agreement;

        vii) Direct the operation and coordinate the maintenance of the bulk power supply facilities of the Interconnection with such facilities and systems of others not party to this Agreement in accordance with agreements between the LLC and such other systems to secure reliability and continuity of service and other advantages of pooling on a regional basis;

       viii) Perform interchange accounting and maintain records pertaining to the operation of the PJM Interchange Energy Market and the Interconnection;

         ix) Notify the Members of the receipt of any application to become a Member, and of the action of the Office of the Interconnection on such application, including but not limited to the completion of integration of a new Member's system into the PJM Control Area as specified in Section 11.6(f);

          x) Calculate the Weighted Interest of each Member;

         xi) Maintain accurate records of the sectors in which each Voting Member is entitled to vote, and calculate the results of any vote taken in the Members Committee;

        xii) Furnish appropriate information and reports as are required to keep the Members regularly informed of the outlook for, the functioning of, and results achieved by the Interconnection;

       xiii) File with FERC on behalf of the Members any amendments to this Agreement or the Schedules hereto, any new Schedules hereto, and make any other regulatory filings on behalf of the Members or the LLC necessary to implement this Agreement;

        xiv) At the direction of the PJM Board, submit comments to regulatory authorities on matters pertinent to the Interconnection;

         xv) Consult with the standing or other committees established pursuant to Section 8.6(a) on matters within the responsibility of the committee;

        xvi) Perform operating studies of the bulk power supply facilities of the Interconnection and make such recommendations and initiate such actions as may be necessary to maintain reliable operation of the Interconnection;

       xvii) Accept, on behalf of the Members, notices served under this Agreement;

      xviii) Perform those functions and undertake those responsibilities transferred to it under the Transmission Owners Agreement, including (A) direct the operation of the transmission facilities of the parties to the Transmission Owners Agreement, (B) administer the PJM Tariff, and (C) administer the Regional Transmission Expansion Planning Protocol set forth as Schedule 6 to this Agreement.

        xix) Perform those functions and undertake those responsibilities transferred to it under the Reliability Assurance Agreement, as specified in Schedule 8 of this Agreement.

         xx) Monitor the operation of the PJM Control Area, ensure that appropriate Emergency plans are in place and appropriate Emergency drills are conducted, declare the existence of an Emergency, and direct the operations of the Members as necessary to manage, alleviate or end an Emergency;

        xxi) Incorporate the grid reliability requirements applicable to nuclear generating units in the PJM Control Area planning and operating principles and practices; and

       xxii) Initiate such legal or regulatory proceedings as directed by the PJM Board to enforce the obligations of this Agreement.

                                  11. MEMBERS

     11.1 MANAGEMENT RIGHTS.

     The Members or any of them shall not take part in the management of the business of, and shall not transact any business for, the LLC in their capacity as Members, nor shall they have power to sign for or to bind the LLC.

     11.2 OTHER ACTIVITIES.

     Except as otherwise expressly provided herein, any Member may engage in or possess any interest in another business or venture of any nature and description, independently or with others, even if such activities compete directly with the business of the LLC, and neither the LLC nor any Member hereof shall have any rights in or to any such independent ventures or the income or profits derived therefrom.

     11.3 MEMBER RESPONSIBILITIES.

          11.3.1 GENERAL.

          To facilitate and provide for the work of the Office of the Interconnection and of the several committees appointed by the Members Committee, each Member shall, to the extent applicable;

         (a) Maintain adequate records and, subject to the provisions of this Agreement for the protection of the confidentiality of proprietary or commercially sensitive information, provide data required for (i) coordination of operations, (ii) accounting for all interchange transactions, (iii) preparation of required reports, (iv) coordination of planning, including those data required for capacity accounting, (v) preparation of maintenance schedules,
(vi) analysis of system disturbances, and (vii) such other purposes, including those set forth in Schedule 2, as will contribute to the reliable and economic operation of the Interconnection;

         (b) Provide such recording, telemetering, communication and control facilities as are required for the coordination of its operations with the Office of the Interconnection and those of the other Members and to enable the Office of the Interconnection to operate the PJM Control Area and otherwise implement and administer this Agreement, including equipment required in normal and Emergency operations and for the recording and analysis of system disturbances;

         (c) Provide adequate and properly trained personnel to (i) permit participation in the coordinated operation of the Interconnection, (ii) meet its obligation on a timely basis for supply of records and data, (iii) serve on committees and participate in their investigations, and (iv) share in the representation of the Interconnection in inter-regional and national reliability activities;

         (d) Share in the costs of committee activities and investigations (including costs of consultants, computer time and other appropriate items), communication facilities used by all the Members (in addition to those provided in the Office of the Interconnection), and such other expenses as are approved for payment by the PJM Board, such costs to be recovered as provided in Schedule 3;

        (e) Comply with the requirements of the PJM Manuals and all directives of the Office of the Interconnection to take any action for the purpose of managing, alleviating or ending an Emergency, and authorize the Office of the Interconnection to direct the transfer or interruption of the delivery of energy on their behalf to meet an Emergency and to implement agreements with other Control Areas interconnected with the PJM Control Area for the mutual provision of service to meet an Emergency, and be subject to the emergency procedure charges specified in Schedule 9 of this Agreement for any failure to follow the Emergency instructions of the Office of the Interconnection.

         11.3.2 FACILITIES PLANNING AND OPERATION.

         Consistent with and subject to the requirements of this Agreement, the PJM Tariff, the MAAC Agreement, the Reliability Assurance Agreement, the Transmission Owners Agreement, and the PJM Manuals, each Member shall cooperate with the other Members in the coordinated planning and operation of the facilities of its System within the PJM Control Area so as to obtain the greatest practicable degree of reliability, compatible economy and other advantages from such coordinated planning and operation. In furtherance of such cooperation each Member shall, as applicable:

         (a) Consult with the other Members and the Office of the Interconnection, and coordinate the installation of its electric generation and Transmission Facilities with those of such other Members so as to maintain reliable service in the PJM Control Area;

         (b) Coordinate with the other Members, the Office of the Interconnection and with others in the planning and operation of the regional facilities to secure a high level of reliability and continuity of service and other advantages;

         (c) Cooperate with the other Members and the Office of the Interconnection in the implementation of all policies and procedures established pursuant to this Agreement for dealing with Emergencies, including but not limited to policies and procedures for maintaining or arranging for a portion of a Member's Capacity Resources at least equal to the level established pursuant to the Reliability Assurance Agreement to have the ability to go from a shutdown condition to an operating condition and start delivering power without assistance from the power system;

         (d) Cooperate with the members of MAAC to augment the reliability of the bulk power supply facilities of the region and comply with MAAC and NERC operating and planning standards, principles and guidelines and the PJM Manuals;

         (e) Obtain or arrange for transmission service as appropriate to carry out this Agreement;

         (f) Cooperate with the Office of the Interconnection's coordination of the operating and maintenance schedules of the Member's generating and Transmission Facilities with the facilities of other Members to maintain reliable service to its own customers and those of the other Members and to obtain economic efficiencies consistent therewith;

         (g) Cooperate with the other Members and the Office of the Interconnection in the analysis, formulation and implementation of plans to prevent or eliminate conditions that impair the reliability of the Interconnection; and

         (h) Adopt and apply standards adopted pursuant to this Agreement and conforming to MAAC and NERC standards, principles and guidelines and the PJM Manuals, for system design, equipment ratings, operating practices and maintenance practices.

         11.3.3 ELECTRIC DISTRIBUTORS.

         In addition to any of the foregoing responsibilities that may be applicable, each Member that is an Electric Distributor, whether or not that Member votes in the Members Committee in the Electric Distributor sector or meets the eligibility requirements for any other sector of the Members Committee, shall:

         (a) Accept, comply with or be compatible with all standards applicable within the PJM Control Area with respect to system design, equipment ratings, operating practices and maintenance practices as set forth in the PJM Manuals, or be subject to an interconnected Member's requirements relating to the foregoing, so that sufficient electrical equipment, control capability, information and communication are available to the Office of the Interconnection for planning and operation of the PJM Control Area;

         (b) Assure the continued compatibility of its local system energy management system monitoring and telecommunications systems to satisfy the technical requirements of interacting automatically or manually with the Office of the Interconnection as it directs the operation of the PJM Control Area;

         (c) Maintain or arrange for a portion of its connected load to be subject to control by automatic underfrequency, under-voltage, or other load-shedding devices at least equal to the levels established pursuant to the Reliability Assurance Agreement, or be subject to another Member's control for these purposes;

         (d) Provide or arrange for sufficient reactive capability and voltage control facilities to conform to Good Utility Practice and (i) to meet the reactive requirements of its system and customers and (ii) to maintain adequate voltage levels and the stability required by the bulk power supply facilities of the Interconnection;

         (e) Shed connected load, share Capacity Resources, initiate active load management programs, and take such other coordination actions as may be necessary in accordance with the directions of the Office of the Interconnection in Emergencies;

         (f) Maintain or arrange for a portion of its Capacity Resources at least equal to the level established pursuant to the Reliability Assurance Agreement to have the ability to go from a shutdown condition to an operating condition and start delivering power without assistance from the power system;

         (g) Provide or arrange through another Member for the services of a 24-hour local control center to coordinate with the Office of the Interconnection, each such control center to be furnished with appropriate telemetry equipment as specified in the PJM Manuals, and to be staffed by system operators trained and delegated sufficient authority to take any action necessary to assure that the system for which the operator is responsible is operated in a stable and reliable manner;

         (h) Provide to the Office of the Interconnection all System, accounting, customer tracking, load forecasting and other data necessary or appropriate to implement or administer this Agreement or the Reliability Assurance Agreement; and

         (i) Comply with the underfrequency relay obligations and charges specified in Schedule 7 of this Agreement.

         11.3.4 REPORTS TO THE OFFICE OF THE INTERCONNECTION.

         Each Member shall report as promptly as possible to the Office of the Interconnection any changes in its operating practices and procedures relating to the reliability of the bulk power supply facilities of the Interconnection. The Office of the Interconnection shall review such reports, and if any change in an operating practice or procedure of the Member is not in accord with the established operating principles, practices and procedures for the Interconnection and such change adversely affects the Interconnection and regional reliability, it shall so inform such Member, and the other Members through their representative on the Operating Committee, and shall direct that such change be modified to conform to the established operating principles, practices and procedures.

     11.4 REGIONAL TRANSMISSION EXPANSION PLANNING PROTOCOL.

     The Members shall participate in regional transmission expansion planning in accordance with the Regional Transmission Expansion Planning Protocol set forth in Schedule 6 to this Agreement.

     11.5 MEMBER RIGHT TO PETITION.

     (a) Nothing herein shall deprive any Member of the right to petition FERC to modify any provision of this Agreement or any Schedule or practice hereunder that the petitioning Member believes to be unjust, unreasonable, or unduly discriminatory under Section 206 of the Federal Power Act, subject to the right of any other Member (a) to oppose said proposal, or (b) to withdraw from the LLC pursuant to Section 4.1.

     (b) Nothing herein shall be construed as affecting in any way the right of the Members, acting pursuant to a vote of the Members Committee as specified in
Section 8.4, unilaterally to make an application to FERC for a change in any rate, charge, classification, tariff or service, or any rule or regulation related thereto, under section 205 of the Federal Power Act and pursuant to the rules and regulations promulgated by FERC thereunder, subject to the right of any Member that voted against such change in any rate, charge, classification, tariff or service, or any rule or regulation related thereto, in intervene in opposition to any such application.

     (c) Nothing in this Agreement shall preclude those Members joining in the proposal to utilize Locational Marginal Prices to deal with transmission congestion from (i) filing amendments to the Agreement necessary to implement the use of Locational Marginal Prices in the PJM Control Area in accordance with such orders or other directives as may be issued by FERC relating thereto, or
(ii) implementing the provisions of Sections 1.7.21 and 5.2.2(d) of Schedule 1 to this Agreement, without further authorization or approval by the Members Committee.

      11.6 MEMBERSHIP REQUIREMENTS.

      (a) To qualify as a Member, an entity shall:

          i) Be a Transmission Owner within the PJM Control Area or an Eligible Customer under the PJM Tariff;

         ii) If not a Transmission Owner, be a Generation Owner, an Other Supplier, an Electric Distributor, or an End-Use Consumer;

        iii) Be engaged in buying, selling or transmitting electric energy in or through the Interconnection or have a good faith intent to do so; and

         iv) Accept the obligations set forth in this Agreement.

     (b) Certain Members that are Load Serving Entities are parties to the Reliability Assurance Agreement. Upon becoming a Member, any entity that is a Load Serving Entity and that wishes to become a Market Buyer shall also simultaneously execute the Reliability Assurance Agreement.

     (c) An entity that wishes to become a party to this Agreement shall apply, in writing, to the President setting forth its request, its qualifications for membership, its agreement to supply data as specified in this Agreement, its agreement to pay all costs and expenses in accordance with Schedule 3, and providing all information specified pursuant to the Schedules to this Agreement for entities that wish to become Market Participants. Any such application that meets all applicable requirements shall be approved by the President within sixty (60) days.

     (d) Nothing in this Section 11 is intended to remove, in any respect, the choice of participation by other utility companies or organizations in the operation of the Interconnection through inclusion in the System of a Member.

     (e) An entity whose application is accepted by the President pursuant to
Section 11.6(c) shall execute a supplement to this Agreement in substantially the form prescribed in Schedule 4, which supplement shall be countersigned by the President and tendered for filing with FERC by the President. The entity shall become a Member effective on the date specified by FERC when accepting the supplement for filing.

     (f) Entities whose applications contemplate expansion or rearrangement of the PJM Control Area may become Members promptly as described in Sections 11.6(c) and 11.6(e) above, but the integration of the applicant's system into all of the operation and accounting provisions of this Agreement and the Reliability Assurance Agreement shall occur only after completion of all required installations and modifications of metering, communications, computer programming, and other necessary and appropriate facilities and procedures, as determined by the Office of the Interconnection. The Office of the Interconnection shall notify the other Members when such integration has occurred.

                     12. TRANSFERS OF MEMBERSHIP INTEREST

     The rights and obligations created by this Agreement shall inure to and bind the successors and assigns of such Member; provided, however, that the rights and obligations of any Member hereunder shall not be assigned without the approval of the Members Committee except as to a successor in operation of a Member's electric operating properties by reason of a merger, consolidation, reorganization, sale, spinoff, or foreclosure, as a result of which substantially all such electric operating properties are acquired by such a successor, and such successor becomes a Member.

                                13. INTERCHANGE

     13.1 INTERCHANGE ARRANGEMENTS WITH NON-MEMBERS.

     Any Member may enter into interchange arrangements with others who are not Members with respect to the delivery or receipt of capacity and energy to fulfill its obligations hereunder or for any other purpose, subject to the standards and requirements established in or pursuant to this Agreement.

     13.2 ENERGY MARKET.

     The Office of the Interconnection shall administer an efficient energy market within the Interconnection, to be known as the PJM Interchange Energy Market, in which Members may buy and sell energy. The Office of the Interconnection will schedule in advance and dispatch generation on the basis of least-cost, security-constrained dispatch and the prices and operating characteristics offered by sellers within and into the Interconnection, continuing until sufficient generation is dispatched to serve the energy purchase requirements of the Interconnection and buyers out of the Interconnection, as well as the requirements of the Interconnection for ancillary services provided by such generation. Scheduling and dispatch shall be conducted in accordance with applicable schedules to the PJM Tariff and the Schedules to this Agreement.

                                 14. METERING

     14.1 INSTALLATION, MAINTENANCE AND READING OF METERS.

     The quantities of electric energy involved in determination of the amounts of the billing rendered hereunder shall be ascertained by means of meters installed, maintained and read either at the expense of the party on whose premises the meters are located or as otherwise provided for by agreement between the parties concerned.

     14.2 METERING PROCEDURES.

     Procedures with respect to maintenance, testing, calibrating, correction and registration records, and precision tolerance of all metering equipment shall be in accordance with Good Utility Practice. The expense of testing any meter shall be borne by the party owning such meter, except that when a meter tested upon request of another party is found to register within the established tolerance the party making the request shall bear the expense of such test.

     14.3 INTEGRATED MEGAWATT-HOURS

     All metering of energy required herein shall be the integration of megawatt hours in the clock hour, and the quantities thus obtained shall constitute the megawatt load for such clock hour; provided, however, that adjustment shall be made for other contractual obligations of any Member as may be required to determine the quantity to be accounted for hereunder, and for transmission losses.

     14.4 METER LOCATIONS.

     The meter locations to be used by the Members in determining their energy transactions on the Interconnection shall be as reasonably determined from time to time by the Member or the Office of the Interconnection.

                        15. ENFORCEMENT OF OBLIGATIONS

     15.1 FAILURE TO MEET OBLIGATIONS.

         15.1.1 TERMINATION OF MARKET BUYER RIGHTS.

         The Office of the Interconnection shall terminate a Market Buyer's right to make purchases from the PJM Interchange Energy Market if it determines that the Market Buyer does not continue to meet the obligations set forth in this Agreement, provided that the Office of the Interconnection has notified the Market Buyer of any such deficiency and afforded the Market Buyer a reasonable opportunity to cure it. The Office of the Interconnection shall reinstate a Market Buyer's right to make purchases from the PJM Interchange Energy Market upon demonstration by the Market Buyer that it has come into compliance with the obligations set forth in this Agreement.

         15.1.2 TERMINATION OF MARKET SELLER RIGHTS.

         The Office of the Interconnection shall not accept offers from a Market Seller that has not complied with the prices, terms, or operating characteristics of any of its prior scheduled transactions in the PJM Interchange Energy Market, unless such Market Seller has taken appropriate measures to the satisfaction of the Office of the Interconnection to ensure future compliance.

         15.1.3 PAYMENT OF BILLS.

         (a) A Member shall make full and timely payment, in accordance with the terms specified by the Office of the Interconnection, of all bills rendered in connection with transactions in the PJM Interchange Energy Market or other services performed by the Office of the Interconnection, notwithstanding any disputed amount, but any such payment shall not be deemed a waiver of any right with respect to such dispute. Any Member that fails to make such payment, or otherwise fails to meet its financial or other obligations to a Member, the Office of the Interconnection or the LLC under this Agreement, shall upon expiration of the 30 day period specified below be in default. If the Office of the Interconnection concludes, upon its own initiative or the recommendation of or complaint by the Members Committee or any Member, that a Member is in breach of any obligation under this Agreement, the Office of the Interconnection shall so notify such Member and inform all other Members. The notified Member may remedy such asserted breach by: (i) paying all amounts assertedly due, along with interest on such amounts calculated in accordance with the methodology specified for interest on refunds in FERC's regulations at 18 C.F.R. " 35.19a(a)(2)(iii); and (ii) demonstration to the satisfaction of the Office of the Interconnection that the Member has taken appropriate measures to meet any other obligation of which it was deemed to be in breach; provided, however, that any such payment or demonstration may be subject to a reservation of rights, if any, to subject such matter to the PJM Dispute Resolution Procedures; and provided, further, that any such determination by the Office of the Interconnection may be subject to review by the PJM Board upon request of the Member involved or the Office of the Interconnection. If a Member has not remedied a breach by the 30th day following receipt of the Office of the Interconnection's notice, or receipt of the PJM Board's decision on review, if applicable, then the Member shall be in default and, in addition to such other remedies as may be available to the LLC:

         i) A defaulting Market Participant shall be precluded from buying or selling energy in the PJM Interchange Energy Market until the default is remedied as set forth above.

        ii) A defaulting Member shall not be entitled to participate in the activities of any committee or other body established by the Members Committee or the Office of the Interconnection.

       iii) A defaulting Member shall not be entitled to vote on the Members Committee or any other committee or other body established pursuant to this Agreement.


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

     15.2 ENFORCEMENT OF OBLIGATIONS.

     If the Office of the Interconnection sends a notice to the PJM Board that a Member has failed to perform an obligation under this Agreement, the PJM Board shall initiate such action against such Member to enforce such obligation as the PJM Board shall deem appropriate. Subject to the procedures specified in Section 15.1, a Member's failure to perform such obligation shall be deemed to be a default under this Agreement. In order to remedy a default, but without limiting any rights the LLC may have against the defaulting Member, the PJM Board may assess against, and collect from, the Members not in default, in proportion to their Weighted Interest, an amount equal to the amount that the defaulting Member has failed to pay to the Office of the Interconnection, along with appropriate interest, but such assessment shall in no way relieve the defaulting Member of its obligations, and shall confer upon the Members Committee the right to recover the assessed amounts from the defaulting Member. In addition to any amounts in default, the defaulting Member shall be liable to the LCC for reasonable costs incurred in enforcing the defaulting Member's obligations.

     15.3 OBLIGATIONS TO A MEMBER IN DEFAULT.

     The Members have no continuing obligation to provide the benefits of interconnected operations to a Member in default.

     15.4 OBLIGATIONS OF A MEMBER IN DEFAULT.

     A Member found to be in default shall take all possible measures to mitigate the continued impact of the default on the Members not in default, including, but not limited to, loading its own generation to supply its own load to the maximum extent possible.

     15.5 NO IMPLIED WAIVER.

     A failure of a Member, the PJM Board, or the LLC to insist upon or enforce strict performance of any of the provisions of this Agreement shall not be construed as a waiver or relinquishment to any extent of such entity's right to assert or rely upon any such provisions, rights and remedies in that or any other instance; rather, the same shall be and remain in full force and effect.

                          16. LIABILITY AND INDEMNITY

     16.1 MEMBERS.

     (a) As between the Members, except as may be otherwise agreed upon between individual Members with respect to specified interconnections, each Member will indemnify and hold harmless each of the other Members, and its directors, officers, employees, agents, or representatives, of and from any and all damages, losses, claims, demands, suits, recoveries, costs and expenses (including all court costs and reasonable attorneys' fees), caused by reason of bodily injury, death or damage to property of any third party, resulting from or attributable to the fault, negligence or willful misconduct of such Member, its directors, officers, employees, agents, or representatives, or resulting from, arising out of, or in any way connected with the performance of its obligations under this Agreement, excepting only, and to the extent, such cost, expense, damage, liability or loss may be caused by the fault, negligence or willful misconduct of any other Member. The duty to indemnify under this Agreement will continue in full force and effect notwithstanding the expiration or termination of this Agreement or the withdrawal of a Member from this Agreement, with respect to any loss, liability, damage or other expense based on facts or conditions which occurred prior to such termination or withdrawal.

     (b) The amount of any indemnity payment arising hereunder shall be reduced (including, without limitation, retroactively) by any insurance proceeds or other amounts actually recovered by the Member seeking indemnification in respect of the indemnified action, claim, demand, costs, damage or liability. If any Member shall have received an indemnity payment for an action, claim, demand, cost, damage or liability and shall subsequently actually receive insurance proceeds or other amounts for such action, claim, demand, cost, damage or liability, then such Member shall pay to the Member that made such indemnity payment the lesser of the amount of such insurance proceeds or other amounts actually received and retained or the net amount of the indemnity payments actually received previously.

     16.2 LLC INDEMNIFIED PARTIES.

     (a) The LLC will indemnify and hold harmless the PJM Board, the LLC's officers, employees and agents, and any representatives of the Members serving on the Members Committee and any other committee created under Section 8 of this Agreement (all such Board Members, officers, employees, agents and representatives for purposes of this Section 16 being referred to as "LLC Indemnified Parties"), of and from any and all actions, claims, demands, costs (including consequential or indirect damages, economic losses and all court costs and reasonable attorneys' fees) and liabilities to any third parties, arising from, or in any way connected with, the performance of the LLC under this Agreement, or the fact that such LLC Indemnified Party was serving in such capacity, except to the extent that such action, claim, demand, cost or liability results from the willful misconduct of any LLC Indemnified Party with respect to participation in the misconduct. To the extent any dispute arises between any Member and the LLC arising from, or in any way connected with, the performance of the LLC under this Agreement, the Member and the LLC shall follow the PJM Dispute Resolution Procedures. To the extent that any such action, claim, demand, cost or liability arises from a Member's contractual or other obligation to provide electric service directly or indirectly to said third party, which obligation to provide service is limited by the terms of any tariff, service agreement, franchise, statute, regulatory requirement, court decision or other limiting provision, the Member designates the LLC and each LLC Indemnified Party a beneficiary of said limitation.

     (b) An LLC Indemnified Party shall not be personally liable for monetary damages for any breach of fiduciary duty by such LLC Indemnified Party, except that an LLC Indemnified Party shall be liable to the extent provided by applicable law (i) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or (ii) for any transaction from which the LLC Indemnified Party derived an improper personal benefit. Notwithstanding (i) and (ii), indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the LLC if and to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. If applicable law is hereafter construed or amended to authorize the further elimination or limitation of the liability of LLC Indemnified Parties, then the liability of the LLC Indemnified Parties, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by law. No amendment to or repeal of this section shall apply to or have any effect on the liability or alleged liability of any LLC Indemnified Party or with respect to any acts or omissions occurring prior to such amendment or repeal. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the LLC, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (c) The LLC may pay expenses incurred by an LLC Indemnified Party in defending a civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such LLC Indemnified Party to repay such amount if it shall ultimately be determined that such LLC Indemnified Party is not entitled to be indemnified by the LLC as authorized in this Section .

     (d) In the event the LLC incurs liability under this Section 16.2 that is not adequately covered by insurance, such amounts shall be recovered pursuant to the PJM Tariff as provided in Schedule 3 of this Agreement.

     16.3 WORKER' COMPENSATION CLAIMS.

     Each Member shall be solely responsible for all claims of its own employees, agents and servants growing out of any Worker's Compensation Law.

     16.4 LIMITATION OF LIABILITY.

     No Member or its directors, officers, employees, agents, or representatives shall be liable to any other Member or its directors, officers, employees, agents, or representatives, whether liability arises out of contract, tort (including negligence), strict liability, or any other cause of or form of action whatsoever, for any indirect, incidental, consequential, special or punitive cost, expense, damage or loss, including but not limited to loss of profits or revenues, cost of capital of financing, loss of goodwill or cost of replacement power, arising from such Member's performance or failure to perform any of its obligations under this Agreement or the ownership, maintenance or operation of its System; provided, however, that nothing herein shall be deemed to reduce or limit the obligations of any Member with respect to the claims of persons or entities that are not parties to this Agreement.

     16.5 RESOLUTION OF DISPUTES.

     To the extent any dispute arises between one or more Members regarding any issue covered by this Agreement, the Members shall follow the dispute resolution procedures set forth in the PJM Dispute Resolution Procedures.

     16.6 GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

     Neither the LLC nor the LLC Indemnified Parties shall be liable to the Members or any of them for any claims, demands or costs arising from, or in any way connected with, the performance of the LLC under this Agreement other than actions, claims or demands based on gross negligence or willful misconduct; provided, however, that nothing herein shall limit or reduce the obligations of the LLC to the Members or any of them under the express terms of this Agreement or the PJM Tariff, including, but not limited to, those set forth in Sections
6.2 and 6.3 of this Agreement.

     16.7 INSURANCE.

     The PJM Board shall be authorized to procure insurance against the risks borne by the LLC and the LLC Indemnified Parties, the cost of which shall be treated as a cost and expense of the LLC.

             17. MEMBER REPRESENTATIONS, WARRANTIES AND COVENANTS

     17.1 REPRESENTATIONS AND WARRANTIES.

     Each Member makes the following representations and warranties to the LLC and each other Member, as of the Effective Date or such later date as such Member shall become admitted as a Member of the LLC.

         17.1.1 ORGANIZATION AND EXISTENCE.

         Such Member is an entity duly organized, validly existing and in good standing under the laws of the state of its organization.

         17.1.2 POWER AND AUTHORITY.

         Such Member has the full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.

         17.1.3 AUTHORIZATION AND ENFORCEABILITY.

         The execution and delivery of this Agreement by such Member and the performance of its obligations hereunder have been duly authorized by all requisite action on the part of the Member, and do not conflict with any applicable law or with any other agreement binding upon the Member. The Agreement has been duly executed and delivered by such Member and constitutes the legal, valid and binding obligation of such Member, enforceable against it in accordance with the terms thereof, except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and to general principles of equity whether such principles are considered in proceedings in law or in equity.

         17.1.4 NO GOVERNMENT CONSENTS.

         No authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing with, any governmental authority is required for the execution, delivery and performance by such Member of this Agreement or the carrying out by such Member of the transactions contemplated hereby other than such authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing that is pending before such governmental authority.

         17.1.5 NO CONFLICT OR BREACH.

         None of the execution, delivery and performance by such Member of this Agreement, the compliance with the terms and provisions hereof and the carrying out of the transactions contemplated hereby, conflicts or will conflict with or will result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation or the charter documents or bylaws of such Member or any applicable order, writ, injunction, judgment or decree of any court or governmental authority against such Member or by which it or any of its properties, is bound, or any loan agreement, indenture, mortgage, bond, note, resolution, contract or other agreement or instrument to which such Member is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or will result in the imposition of any lien upon any of its properties.

         17.1.6 NO PROCEEDINGS.

         There are no actions at law, suits in equity, proceedings or claims pending or, to the knowledge of the Member, threatened against the Member before any federal, state, foreign or local court, tribunal or government agency or authority that might materially delay, prevent or hinder the performance by the Member of its obligations hereunder.

     17.2 MUNICIPAL ELECTRIC SYSTEMS.

     Any provisions of Section 17.1 notwithstanding, if any Member that is a municipal electric system believes in good faith that the provisions of Sections 5.1(b) and 16.1 of this Agreement may not lawfully be applied to that Member under applicable state law governing municipal activities, the Member may request a waiver of the pertinent provisions of the Agreement. Any such request for waiver shall be supported by an opinion of counsel for the Member to the effect that the provision of the Agreement as to which waiver is sought may not lawfully be applied to the Member under applicable state law. The PJM Board shall have the right to have the opinion of the Member's counsel reviewed by counsel to the LLC. If the PJM Board concludes that either or both of Sections 5.1(b) and 16.1 of this Agreement may not lawfully be applied to a municipal electric system Member, it shall waive the application of the affected provision or provisions to such municipal Member. Any Member not permitted by law to indemnify the other Members shall not be indemnified by the other Members.

     17.3 SURVIVAL.

     All representations and warranties contained in this Section 17 shall survive the execution and delivery of this Agreement.

                         18. MISCELLANEOUS PROVISIONS

     18.1 [RESERVED.]

     18.2 FISCAL AND TAXABLE YEAR.

     The fiscal year and taxable year of the LLC shall be the calendar year.

     18.3 REPORTS.

     Each year prior to the Annual Meeting of the Members, the PJM Board shall cause to be prepared and distributed to the Members a report of the LLC's activities since the prior report.

     18.4 BANK ACCOUNTS; CHECKS, NOTES AND DRAFTS.

     (a) Funds of the LLC shall be deposited in an account or accounts of a type, in form and name and in a bank(s) or other financial institution(s) which are participants in federal insurance programs as selected by the PJM Board. The PJM Board shall arrange for the appropriate conduct of such accounts. Funds may be withdrawn from such accounts only for bona fide and legitimate LLC purposes and may from time to time be invested in such short-term securities, money market funds, certificates of deposit or other liquid assets as the PJM Board deems appropriate. All checks or demands for money and notes of the LLC shall be signed by any officer or by any other person designated by the PJM Board.

     (b) The Members acknowledge that the PJM Board may maintain LLC funds in accounts, money market funds, certificates of deposit, other liquid assets in excess of the insurance provided by the Federal Deposit Insurance Corporation, or other depository insurance institutions and that the PJM Board shall not be accountable or liable for any loss of such funds resulting from failure or insolvency of the depository institution.

     (c) Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the PJM Board from time to time may authorize. When the PJM Board so authorizes, the signature of any such person may be a facsimile.

     18.5 BOOKS AND RECORDS.

     (a) At all times during the term of the LLC, the PJM Board shall keep, or cause to be kept, full and accurate books of account, records and supporting documents, which shall reflect, completely, accurately and in reasonable detail, each transaction of the LLC. The books of account shall be maintained and tax returns prepared and filed on the method of accounting determined by the PJM Board. The books of account, records and all documents and other writings of the LLC shall be kept and maintained at the principal office of the Interconnection.

     (b) The PJM Board shall cause the Office of the Interconnection to keep at its principal office the following:

         i) A current list in alphabetical order of the full name and last known business address of each Member, the Weighted Interest of each Member, and the Members Committee sector of each Voting Member;

        ii) A copy of the Certificate of Formation and the Certificate of Conversion, and all Certificates of Amendment thereto;

       iii) Copies of the LLC's federal, state, and local income tax returns and reports, if any, for the three most recent years; and

        iv) Copies of the Operating Agreement, as amended, and of any financial statements of the LLC for the three most recent years.

     18.6 AMENDMENT.

     (a) Except as provided by law or otherwise set forth herein, this Agreement, including any Schedule hereto, may be amended, or a new Schedule may be created, only upon: (i) submission of the proposed amendment to the PJM Board for its review and comments; (ii) approval of the amendment or new Schedule by the Members Committee, after consideration of the comments of the PJM Board, in accordance with Section 8.4, or written agreement to an amendment of all Members not in default at the time the amendment is agreed upon; and (iii) approval and/or acceptance for filing of the amendment by FERC and any other regulatory body with jurisdiction thereof as may be required by law. If and as necessary, the Members Committee may file with FERC or other regulatory body of competent jurisdiction any amendment to this Agreement or to its Schedules or a new Schedule not filed by the Office of the Interconnection.

     (b) Notwithstanding the foregoing, an applicant eligible to become a Member in accordance with the procedures specified in this Agreement shall become a Member by executing a counterpart of this Agreement without the need for amendment of this Agreement or execution of such counterpart by any other Member.

     (c) Each of the following fundamental changes to the LLC shall require or be deemed to require an amendment to this Agreement and shall require the prior approval of FERC :

         i) Adoption of any plan of merger or consolidation;

        ii) Adoption of any plan of sale, lease or exchange of assets relating to all, or substantially all, of the property and assets of the LLC;

      iii) Adoption of any plan of division relating to the division of the LLC into two or more corporations or other legal entities;

       iv) Adoption of any plan relating to the conversion of the LLC into a stock corporation;

        v) Adoption of any proposal of voluntary dissolution; or

       vi) Taking any action which has the purpose or effect of the adoption of any plan or proposal described in items (i), (ii), (iii), (iv) or (v) above.

     18.7 INTERPRETATION.

     Wherever the context may require, any noun or pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     18.8 SEVERABILITY.

     Each provision of this Agreement shall be considered severable and if for any reason any provision is determined by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated, and such invalid, void or unenforceable provision shall be replaced with valid and enforceable provision or provisions which otherwise give effect to the original intent of the invalid, void or unenforceable provision.

     18.9 FORCE MAJEURE.

     No Member shall be liable to any other Member for damages or otherwise be in breach of this Agreement to the extent and during the period such Member's performance is prevented by any cause or causes beyond such Member's control and without such Member's fault or negligence, including but not limited to any act, omission, or circumstance occasioned by or in consequence of any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment, or curtailment, order, regulation or restriction imposed by governmental, military or lawfully established civilian authorities; provided, however, that any such foregoing event shall not excuse any payment obligation. Upon the occurrence of an event considered by a Member to constitute a force majeure event, such Member shall use due diligence to endeavor to continue to perform its obligations as far as reasonably practicable and to remedy the event, provided that no Member shall be required by this provision to settle any strike or labor dispute.

     18.10 FURTHER ASSURANCES.

     Each Member hereby agrees that it shall hereafter execute and deliver such further instruments, provide all information and take or forbear such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

     18.11 SEAL.

     The seal of the LLC shall have inscribed thereon the name of the LLC, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     18.12 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together will constitute one instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart.

     18.13 COSTS OF MEETINGS.

     Each Member shall be responsible for all costs of its representative, alternate or substitute in attending any meeting. The Office of the Interconnection shall pay the other reasonable costs of meetings of the PJM Board and the Members Committee, and such other committees, subcommittees, task forces, working groups, User Groups or other bodies as determined to be appropriate by the Office of the Interconnection, which costs otherwise shall be paid by the Members attending. The Office of the Interconnection shall reimburse all Board Members for their reasonable costs of attending meetings.

     18.14 NOTICE.

     (a) Except as otherwise expressly provided herein, notices required under this Agreement shall be in writing and shall be sent to a Member by overnight courier, hand delivery, telecopier or other reliable electronic means to the representative on the Members Committee of such Member at the address for such Member previously provided by such Member to the other Members or as otherwise directed by the Members Committee. Any such notice so sent shall be deemed to have been given (i) upon delivery if given by overnight couriers or hand delivery, or (ii) upon confirmation if given by telecopier or other reliable electronic means.

     (b) Notices, as well as copies of the agenda and minutes of all meetings of committees, subcommittees, task forces, working groups, User Groups, or other bodies formed under this Agreement, shall be posted in a timely fashion on and made available for downloading from the PJM website.

     18.15 HEADINGS.

     The section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of any of the provisions of this Agreement.

     18.16 NO THIRD-PARTY BENEFICIARIES.

     This Agreement is intended to be solely for the benefit of the Members and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits on any third party (other than successors and permitted assigns) not a signatory hereto.

     18.17 CONFIDENTIALITY.

         18.17.1PARTY ACCESS.

         No Member shall have a right hereunder to receive or review any documents, data or other information of another Member, including documents, data or other information provided to the Office of the Interconnection, to the extent such documents, data or information have been designated as confidential pursuant to the procedures adopted by the Office of the Interconnection or to the extent that they have been designated as confidential by such other Member; provided, however, a Member may receive and review any composite documents, data and other information that may be developed based on such confidential documents, data or information if the composite does not disclose any individual Member's confidential data or information.

         18.17.2REQUIRED DISCLOSURE.

         (a) Notwithstanding anything in the foregoing Section to the contrary, if a Member or the Office of the Interconnection is required by applicable law, or in the course of administrative or judicial proceedings, to disclose information that is otherwise required to be maintained in confidence pursuant to this Agreement, that Member or the Office of the Interconnection may make disclosure of such information; provided, however, that as soon as the Member or the Office of the Interconnection learns of the disclosure requirement and prior to making disclosure, that Member or the Office of the Interconnection shall notify the affected Member or Members of the requirement and the terms thereof and the affected Member or Members may direct, at their sole discretion and cost, any challenge to or defense against the disclosure requirement. The disclosing Member and the Office of the Interconnection shall cooperate with such affected Members to the maximum extent practicable to minimize the disclosure of the information consistent with applicable law. Each Member and the Office of the Interconnection shall cooperate with the affected Members to obtain proprietary or confidential treatment of such information by the person to whom such information is disclosed prior to any such disclosure.

         (b) The Office of the Interconnection shall endeavor to impose on any contractors retained to provide technical support or otherwise to assist with the implementation or administration of this Agreement a contractual duty of confidentiality consistent with this Agreement. A Member shall not be obligated to provide confidential or proprietary information to any contractor that does not assume such a duty of confidentiality, and the Office of the Interconnection shall not provide any such information to any such contractor without the express written permission of the Member providing the information.

     18.18 TERMINATION AND WITHDRAWAL.

         18.18.1TERMINATION.

         Upon termination of this Agreement, final settlement for obligations under this Agreement shall include the accounting for the period ending with the last day of the last month for which the Agreement was effective.

         18.18.2WITHDRAWAL.

         Subject to the requirements of Section 4.1(c) of this Agreement and
Section 1.4.6 of the Schedule 1 to this Agreement, any Member may withdraw from this Agreement upon 90 days notice to the Office of the Interconnection.

         18.18.3WINDING UP.

         Any provision of this Agreement that expressly or by implication comes into or remains in force following the termination or expiration of this Agreement shall survive such termination or expiration. The surviving provisions shall include, but shall not be limited to: (i) those provisions necessary to permit the orderly conclusion, or continuation pursuant to another agreement, of transactions entered into prior to the decision to terminate this Agreement,
(ii) those provisions necessary to conduct final billing, collection, and accounting with respect to all matters arising hereunder, and (iii) the indemnification provisions as applicable to periods prior to such termination or expiration.

     IN WITNESS whereof, the Members have caused this Agreement to be executed by their duly authorized representatives.